UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2014

Item 1:  Report to Shareholders.

SEMI-ANNUAL REPORT

Semi-Annual Report

January 31, 2014

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Opportunities Fund
Strategic Income Fund
Unconstrained Bond Fund

Henderson
GLOBAL INVESTORS

Table of contents

Letter to shareholders	1
Commentaries and Performance Summaries
All Asset Fund	2
Dividend & Income Builder Fund	4
Emerging Markets Opportunities Fund	6
European Focus Fund	8
Global Equity Income Fund	10
Global Technology Fund	12
High Yield Opportunities Fund	14
International Opportunities Fund	16
Strategic Income Fund	18
Unconstrained Bond Fund	20
Portfolios of investments	22
Statements of assets and liabilities	76
Statements of operations	82
Statements of changes in net assets	87
Statements of changes – capital stock activity	97
Financial highlights	108
Notes to financial statements	126
Other information	144
Trustees and officers	148

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. This risk is heightened in investments in emerging markets. In addition some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The All Asset Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in derivatives and commodities. Investing in commodities entails additional risks including instability regarding control and jurisdiction of governments, international companies and other entities. Asset allocation strategies do not assure profit nor protect against loss. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. The Fund is subject to investment company and pooled vehicles risk, allocation risk, leverage risk, interest rate risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

The Dividend & Income Builder Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in illiquid securities and is subject to investment company and pooled vehicles risk, interest rate risk, credit/default risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and ETFs, may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. The Fund’s share price and yield will be affected by interest rate movements, with bond prices generally moving in the opposite direction from interest rates. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. Credit risk refers to the bond issuer’s ability to make timely payments of principal and interest. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

The High Yield Opportunities Fund and Unconstrained Bond Fund may invest in illiquid securities and are subject to investment company risk, interest rate risk, credit/default risk and high yield securities risk. Credit risk refers to a bond issuers’ ability to make timely payments of principal and interest. Investments in high yield securities may increase the risk that a particular security may default. The Funds’ share price and yield will be affected by interest rate movements, as the value of bond investments as well as mortgage and asset backed securities are at greater risk during periods of rising interest rates than during periods of stable or falling rates. Also impact of prepayments on the value of asset backed securities may be difficult to predict. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. The Funds may employ leverage and bank borrowings to increase the amount of the Funds’ investments, which may result in increased volatility of returns with the possibility of increased net income and capital gains as well as an exaggerated risk of loss. Unsecured bank loans may not provide the Funds with payment of principal, interest, and other amounts due. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments. The Funds may invest in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Funds’ net asset value and performance.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The Strategic Income Fund invests in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may borrow money which may affect the return to shareholders of the Fund, also known as leverage risk.

The views in this report were those of the Funds’ Portfolio Managers as of January 31, 2014, and may not reflect the views of the Portfolio Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Letter to shareholders

Dear shareholder,

We are pleased to provide the Semi-Annual report for the Henderson Global Funds, which covers the six months ended January 31, 2014.

The global economy ended 2013 on a strong note, with global purchasing managers’ indices (PMIs) signaling a steady acceleration in growth. Business activity increased in Europe for a fifth consecutive month in December, and Japanese inflation figures gave hope that Japan was finally exiting an extended deflationary period. PMI releases for Japan also pointed to the fastest manufacturing growth in more than seven years.

However, markets had a poor start to 2014 as concerns about Emerging Markets (EM) led investors to reduce their risk appetite and seek safe haven assets. January was a particularly bleak month for EM equities, which posted their fifth worst monthly performance since 1988. Developed Markets fared better but they were not immune to the sell-down. Asian equities suffered most from Chinese slowdown fears, but pockets of Europe outperformed as investors reappraised Spain, Portugal, Italy and Ireland as their borrowing costs fell in the bond markets.

In January, the US Federal Reserve decided to further reduce its monthly bond purchases by $10 billion to $65 billion, which caused volatility across EM equities, bonds and currencies, resulting in outflows from EM assets and the depreciation of their currencies. In China, manufacturing appeared to have contracted for the first time in six months – the HSBC/Markit manufacturing Purchasing Managers’ Index fell from 50.5 in December to 49.5 in January (a reading of below 50 indicates sector contraction).

Europe’s recovery remains fragile and deflation is still a risk, but there is scope for positive surprises from the region. The Eurozone Composite PMI rose to 52.9 in January, while the unemployment rate remained at 12% for a third month in December. The UK economy grew more strongly than expected in the last months of 2013, resulting in GDP expanding 1.9% over the year, its fastest pace since 2007.

Overall, despite January’s pullback, economic data globally has been improving and business and consumer sentiment indicators are also upbeat. Investors are adjusting to the pace of the withdrawal of US stimulus, and the return to fundamentals-based investing may be a choppy process. Further tapering activity may be very data-dependent, so markets could be volatile around important data releases that prove contrary to expectations. At Henderson, we believe that these conditions create many stock-specific opportunities for “bottom-up” investors to add value.

We are pleased to report that we launched the Henderson Unconstrained Bond Fund (HUNAX, HUNCX, HUNIX) on December 20, 2013. The Unconstrained Bond Fund is a core bond product that aims to provide a balance between investors’ need for yield and capital preservation. The Fund primarily invests in global fixed income securities and leverages opportunities from both rising and falling markets while actively managing risk exposure with the use of derivatives. The Fund’s unconstrained approach allows it to invest in opportunities across the entire bond universe.

We believe that this Fund is a key addition to the Henderson Global Funds family as we seek to provide you with further options to diversify your portfolios with funds that are truly differentiated from the competition. We appreciate your trust in and support of our Funds, and we look forward to serving your financial needs in the years to come.

James G. O’Brien
President, Henderson Global Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Commentary

All Asset Fund

Risk assets rallied in the second half of 2013 as the market appeared to be more comfortable that the US economic recovery had become robust enough to withstand the removal of liquidity, and that policy is being correctly tempered to the strength of the available macroeconomic data. The US Federal Reserve’s (Fed) forward guidance continues to play a key role in managing expectations about a rise in interest rates, which the US central bank is keen to disassociate from the projected end of quantitative easing; it continues to modify its rhetoric saying that it will now likely hold interest rates at near zero beyond the US unemployment rate falling below its 6.5% threshold.

The measureable signs of recovery are not limited to the US; the world economy entered 2014 on an upswing as the impact of private sector deleveraging and fiscal drag recedes in the major countries and stimulus measures gain traction. G10 growth looks set to be the strongest since 2010 and the broadest as well, with all 10 economies predicted to expand. Despite this, inflation is expected to remain subdued, due to the unusually high levels of unemployment and spare capacity in the developed world.

However, risk assets had a poor start to 2014 as concerns about Emerging Markets led investors to

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
SPDR S&P 500 ETF Trust	3.9%
PIMCO Total Return ETF	3.8
PowerShares Senior Loan Portfolio	3.4
Vanguard Dividend Appreciation ETF	3.0
iShares iBoxx $ High Yield Corporate Bond Fund	3.0
Henderson Global Technology Fund	2.8
MSIF Multi-Asset Portfolio	2.7
iShares MSCI EAFE Minimum Volatility Index Fund	2.6
iShares iBoxx Investment Grade Corporate Bond Fund	2.6
iShares High Dividend Equity Fund	2.5

reduce their risk appetite and seek safe haven assets. The Fed’s tapering caused significant volatility across Emerging Market equities, bonds and currencies, resulting in outflows from Emerging Market assets and the depreciation of their currencies.

For the reporting period ended January 31, 2014, the Fund returned 2.48% (Class A at NAV) versus the benchmark, 3-month LIBOR USD, which posted a return of 0.14%. With positive economic data coming from the US and Japan, the Fund’s allocation to equities in these countries was very beneficial to performance. Allocations with corporate bond exposure also performed well and added value over the period, though sovereign debt continued to detract.

The Fund’s allocation is shifting from a defensively positioned portfolio to one that reflects our views of a slightly more optimistic macro environment. The Fund reduced its Emerging Market equity and debt exposure positions and invested the proceeds in high yielding equities as the former have been vulnerable to a withdrawal of liquidity. Elsewhere, the Fund has also switched some low beta equity for more cyclicality. The asset allocation of the Fund at the end of the period is overweight equities (preferring UK, Europe, US and Japan, cautious on Asia and Emerging Markets), fixed income underweight (high levels of cash, underweight duration but building a position in Emerging Markets debt), and a small allocation to gold.

The arrival of tapering and strengthened forward guidance has removed a significant portion of the uncertainty that hung over markets in 2013, but we remain in an environment transitioning from liquidity to growth. The continuation or expansion of tapering will be highly data-dependent, so markets will likely experience bouts of volatility around data releases that beat or miss expectations. We retain a cautious outlook on risk assets as markets adjust to an environment with lower liquidity. Given this outlook, we favor equities and are cautious on duration assets, preferring cash over bonds.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(3/30/2012)*
Class A	HGAAX	2.48%	4.17%	4.76%
Class C	HGACX	1.93	3.22	3.93
Class I	HGAIX	2.65	4.44	5.03
With sales charge
Class A		-3.39%	-1.81%	1.44%
Class C		0.93	3.22	3.93
Index
3-month LIBOR USD		0.14%	0.28%	0.36%
MSCI World Index		7.10	16.70	27.97

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.55%, 2.25% and 1.24%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 0.85%, 1.60% and 0.60% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Dividend & Income Builder Fund

For the majority of 2013 global equity markets performed well. It was another strong year for dividend investors, as global dividends grew 8% with countries such as the US growing dividends at double-digit rates. The US equity market was among the strongest performers globally, as economic data proved resilient such that the Federal Reserve (Fed) had the confidence in December to begin scaling back their $85 billion per month quantitative easing program. This caused US 10-year Treasury yields to breach 3% for the first time since 2011.

Global equity markets fell at the start of 2014. Emerging Markets such as China and Brazil were among the weakest performers globally, as the decision from the Fed to continue gradually withdrawing quantitative easing led to worries of foreign capital outflows, causing currency pressures. In bond markets, government bonds and investment grade bonds rallied strongly while high yield bonds posted positive but lower returns than these other asset classes.

For the reporting period ended January 31, 2014, the Fund returned 6.53% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 7.10%. The Fund also met its income objectives over the period. Performance relative to the benchmark was held back by an underweight

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
Vodafone Group plc	2.9%
Novartis AG	2.3
Roche Holding AG	2.3
BNP Paribas S.A.	2.2
Baxter International, Inc.	2.1
Prudential plc	2.1
British American Tobacco plc	1.9
ENI SpA	1.8
UBS AG	1.8
Stanley Black & Decker, Inc.	1.7

allocation to the US and Japan as well as the Fund’s fixed income allocation, while equities strongly rallied. The Fund made gains in European holdings, particularly in the industrials and consumer discretionary sectors. Among the top equity performers during the period was information service provider Nielsen, which rose following the successful closure of their acquisition of Arbitron, as well as YouTube adopting their online rating service -both of which added to confidence in the sustainability of the business model. Also notable was telecommunications company Vodafone. Following the news in September that they would be selling their 45% Verizon Wireless stake, speculation increased that Vodafone could become a possible acquisition target.

In the equity allocation, the Fund continues to seek companies with both above average yield and dividend growth. In the fixed income allocation, we prefer credit over interest rate risk. The equity allocation remained over 80% of the Fund, reflecting our current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. In comparison to other asset classes such as government or corporate bonds, we believe equity valuations continue to look positive, especially given the prospects for ongoing dividend growth.

As economic growth from areas such as the UK and US accelerate, reports from the corporate sectors are becoming increasingly confident in the outlook for sales and earnings growth, and this has been filtering down into dividend increases for shareholders. For example, Japanese bank Mizuho Financial Group recently announced an 8% dividend increase as a result of stronger than expected earnings growth. Despite significant dividend growth over recent years, global pay-out ratios remain below their long-term average, giving us confidence in the sustainability of dividend payments and the potential for continued dividend growth.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Dividend & Income Builder Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(8/1/2012)
Class A	HDAVX	6.53%	11.82%	15.63%
Class C	HDCVX	6.12	10.99	14.78
Class I	HDIVX	6.67	12.06	15.88
With sales charge
Class A		1.20%	6.22%	11.73%
Class C		5.12	10.99	14.78
Index
MSCI World Index		7.10%	16.70%	20.92%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 7.40%, 8.22% and 7.16%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.30%, 2.05% and 1.05% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Emerging Markets Opportunities Fund

Throughout 2013, developed market equities strongly outperformed the Emerging Markets. Investors have become increasingly cautious regarding the outlook for a number of Emerging Market economies due to a combination of ‘tapering’ of the US Federal Reserve’s (Fed) quantitative easing, political unrest and currency movements.

Latin America continued to struggle as weaker economic activity in China prompted a sell-off in hard commodities. In addition, US tapering led to further currency depreciation compounded by the devaluation of the Argentine Peso. An interest rate increase by Brazil’s central bank also contributed to poor equity performance. Mexico and Peru outperformed as investors sought markets with a more stable economic growth outlook.

Asia has been hit by renewed fears that the Chinese economy is slowing and concerns over financial vulnerability in other Emerging Markets (South Africa, Turkey, Brazil) will lead to contagion across the region. China was among the worst performing markets after domestic activity data, including the HSBC Flash Purchasing Managers’ Index, suggested economic momentum had eased towards the end of the year. Performance in Korea also remained lackluster as companies continued to suffer from a stronger Won and earnings downgrades, while India

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
ProSiebenSat.1 Media AG	2.9%
Renault S.A.	2.7
Investment AB Kinnevik, B Shares	2.6
ASML Holding N.V.	2.3
Novo Nordisk A/S	2.2
Centrica plc	2.2
Teva Pharmaceutical Industries, Ltd., ADR	2.2
Nokia Oyj	2.1
Fresenius SE & Co., KGaA	2.1
British American Tobacco plc	2.1

was also weak after the central bank unexpectedly hiked policy rates.

For the reporting period ended January 31, 2014, the Fund returned 0.82% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of -0.21%. The most positive relative performance has come from the EMEA (Europe, Middle East, and Africa) sub-portfolio which has benefitted from the diverse nature of its holdings.

The Fund has been defensively positioned for over a year, which has proven to be the correct stance. We have been very mindful of the risks and challenges faced by the Emerging Markets bloc, particularly in regards to US tapering and Chinese growth. Over the period, the Fund increased its allocation to EMEA, pulling away from Latin America and Asia. We believed our unique approach to stock selection in the EMEA region and focus on distinct situations would help the overall portfolio to be more immune to contagion than the other regional sleeves.

The gap between growth in the emerging economies and the developed world has been falling since 2009 and is expected to narrow further this year and next. At this stage, we do not see the catalyst for a reversal in these trends. Policymakers in these economies do not seem to have significant options for regenerating growth. The looming phase out of the Fed’s cheap money will likely continue to lead to capital outflow from Emerging Market countries and weigh on related assets. That said, some countries are better positioned than others to weather reduced monetary stimulus from the US. In particular, countries with sound fundamentals characterized by current account surpluses, significant foreign exchange reserves and healthy corporate leverage are likely to better withstand significant capital outflows. We continue to favor an active approach to investing in the Emerging Markets and seek to find opportunities that are less sensitive to the “herd mentality” and are valued on their own merits.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(12/31/2010)*
Class A	HEMAX	0.82%	-6.14%	-3.74%	-4.17%
Class C	HEMCX	0.36	-6.98	-4.51	-4.91
Class I	HEMIX	0.94	-6.03	-3.56	-3.96
With sales charge
Class A		-4.99%	-11.57%	-5.63%	-5.99%
Class C		-0.64	-6.98	-4.51	-4.91
Index
MSCI Emerging Markets Index		-0.21%	-9.85%	-3.03%	-3.80%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.16%, 2.88% and 1.81%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

European Focus Fund

Improving global economic data underpinned the rally in equities over the majority of the period, with Europe (ex-UK) markets delivering the best returns, further boosted as investors continued to increase their weighting to the region. The European Central Bank (ECB) cut interest rates to 0.25% which was encouraging in light of the intent shown not to let deflation in European economies become established. Toward the end of the year the US Federal Reserve (Fed) decided to start ‘tapering’ the amount of open market bond purchases; in contrast to the initial market reaction in May, investors took the decision as good news choosing to focus on the Fed’s flexible rhetoric and the strength of the global economy rather than the withdrawal of liquidity. However, a number of developments shook market confidence in January and caused a notable swing in sentiment with a broad impact across asset classes and regions – primarily the impact of tapering on Emerging Markets. In addition, concerns over Europe slipping into a deflation trap grew.

For the reporting period ended January 31, 2014, the Fund returned 16.83% (class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of 9.83%. The overweight exposures to industrials, financials and consumer discretionary drove performance. The investment focus over the period was on increasing exposure to European focused companies which we believed were set to

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
Airports of Thailand pcl	2.7%
SK Telecom Co., Ltd.	2.6
Chinatrust Financial Holding Co., Ltd.	2.6
Samsung Electronics Co., Ltd.	2.6
SK Hynix, Inc.	2.6
Taiwan Semiconductor Manufacturing Co., Ltd.	2.5
Yuanta Financial Holding Co., Ltd.	2.5
Brilliance China Automotive Holdings, Ltd.	2.5
Hyundai Motor Co.	2.5
SJM Holdings, Ltd.	2.4

benefit from European recovery. The increase in exposure to financials was the biggest shift in positioning and a significant contributor to performance. CaixaBank, Commerzbank, Direct Line, BBVA and HSBC were among the leading positions for the Fund. Highlights from the holdings in industrials and consumer discretionary included KION Group, forklift operator; AP Moller-Maersk, shipping conglomerate; Continental, auto parts manufacturer; RTL Group, multi-media and Accor, hotel chain.

Notable purchases included BBVA and HSBC as both had features not fully recognized by investors –namely a stabilizing Spain and sensitivity to steepening yield curves, respectively. Other additions to financials included Commerzbank, a recovery play and Erste Bank Group following a fund raise. Additions in other areas included semiconductor machinery manufacturer ASML Holding, mobile company Nokia, Spanish infrastructure company Tecnicas Reunidas and industrial inspection firm SGS. Market conditions and sector aversion created attractive entry points into resource plays including Lundin Mining Corp and Glencore Xstrata. Recent volatility in Emerging Markets has created selective opportunities in Turkey where the central bank has recently enacted policy action to ensure price stability and currency support. We made small investments in Halk Bankasi and the airline Turk Hava Yollari.

We suspect that the recent pullback is a healthy correction and on deflation, continental Europe is only just showing signs of better economic news. The ECB could develop further policies to stimulate demand and avert deflation if the need arises (they have been vocal in their recognition of the risks). We maintain our view that Europe is under-appreciated and there remains valuation upside, particularly versus the US, and we suspect positive earnings surprises as recovery takes hold. There will undoubtedly be some difficult phases but we believe the overall case remains a good one and offers upside for the portfolio.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	16.83%	31.45%	7.70%	26.83%	12.56%	17.12%
Class B	HFEBX	16.33	30.38	6.85	25.85	11.89	16.57
Class C	HFECX	16.37	30.42	6.88	25.86	11.72	16.25
Class I**	HFEIX	16.96	31.78	8.02	27.17	12.71	17.25
With sales charge
Class A		10.13%	23.91%	5.60%	25.34%	11.89%	16.56%
Class B		11.33	26.38	5.96	25.77	11.89	16.57
Class C		15.37	30.42	6.88	25.86	11.72	16.25
Index
MSCI Europe Index		9.83%	14.39%	7.72%	15.86%	7.34%	7.01%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.51%, 2.33%, 2.28% and 1.21% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Equity Income Fund

Global equity markets rose during the second half of 2013, led by the US as economic data proved resilient through a federal government shutdown and the decision by the Federal Reserve (Fed) in December to begin scaling back quantitative easing. Emerging Market equities underperformed, as the beginnings of monetary tightening from the US led to worries of foreign capital outflows and subsequent currency pressure. Investors became nervous in January and equities fell largely as a result of the potential domino effects of contagion from the Emerging Markets. Economic data in the developed markets however continued to strengthen, particularly in the UK and Japan.

For the reporting period ended January 31, 2014, the Fund returned 4.52% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 7.10%. The Fund continued to meet its high income objectives over the period. The Fund’s low weighting in lower yielding areas such as the US led to relative underperformance versus the broader market’s rally. One of the best performers at the stock level was telecommunications company Vodafone following news that they would be selling their 45% Verizon Wireless stake. Also amongst the top performers was Dow Chemical, which is taking steps to reduce its commodity chemicals exposure.

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
Vodafone Group plc	3.3%
Novartis AG	3.0
Royal Dutch Shell plc, A Shares	2.5
National Grid plc	2.4
British Sky Broadcasting Group plc	2.1
Smiths Group plc	2.1
Westfield Retail Trust	2.1
Siemens AG	2.0
Deutsche Post AG	1.9
GlaxoSmithKline plc	1.9

We believe that over time this will increase the predictability of earnings and may result in a higher earnings multiple for the shares.

Toward the end of the period the Fund reduced its US weighting. While we believe the US will continue to perform well, we are finding more value in shares internationally. The Fund increased its weighting in Japan, where dividends are slowly rising and prospects for economic growth are improving. The Fund remained overweight Europe where we see a large valuation gap as a result of the difficulty the region has endured. Many high quality international companies listed in Europe have been trading at significant discounts. Forecasts for economic growth in Europe are stabilizing, and we think the valuation gap can continue to close.

The Fund has broad sector exposure but our favored area right now is financials, such as banks and insurers, where we are finding relatively attractive valuations and dividend yields. In banks, capital ratios have risen and prospects for earnings and dividend growth are improving. The Fund placed a small currency hedge on the Australian dollar. While we are positive on share prices and valuations in Australia we are less keen on the currency. The Fund also has a significant exposure to the pharmaceuticals sector where fundamentals and value still appeal.

As quantitative easing from the Fed is gradually withdrawn during 2014, there will likely be continued short-term volatility in equity markets. However, the reduction of monetary loosening as a result of economic recovery can be a positive for developed market equities as companies have greater potential for sales and earnings growth. In the context of strong corporate balance sheets and improving domestic economies in areas such as the US and UK, we remain comfortable with our positioning in the Fund.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(11/30/2006)*
Class A	HFQAX	4.52%	10.18%	9.09%	12.84%	3.93%
Class C	HFQCX	4.16	9.29	8.28	12.00	3.15
Class I**	HFQIX	4.65	10.46	9.37	13.14	4.12
With sales charge
Class A		-1.50%	3.86%	6.95%	11.51%	3.07%
Class C		3.16	9.29	8.28	12.00	3.15
Index
MSCI World Index		7.10	16.70%	9.90%	16.92%	4.07%
MSCI World High Dividend Yield Index		4.76	12.12	11.29	18.43	3.55

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.23%, 1.99% and 0.96%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Technology Fund

The reporting period was positive for the technology sector as improving economic data underpinned the rally in global equity markets. The Eurozone emerged from its longest ever recession, and economic news from China exceeded expectations; however, Emerging Markets underperformed given rising US yields and equity outflows. Much of the period was dominated by the prospect of the US Federal Reserve (Fed) tapering its quantitative easing program - the decision earlier in the reporting period to delay tapering triggered a rally in equities. However, renewed tapering concerns as well as volatility in Emerging Markets, which had a broad impact across asset classes and regions, caused a sharp pullback to global markets in January.

For the reporting period ended January 31, 2014, the Fund returned 12.96% (Class A at NAV) versus the benchmark, MSCI AC World IT Index, which posted a return of 13.50%. At the sector level, IT services and internet & catalog retail contributed most to the Fund’s performance; however gains were held back by our exposure to software as Citrix, Symantec, Nuance and Cadence Design all underperformed. Google was the largest detractor to performance on

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
QUALCOMM, Inc.	3.2%
Apple, Inc.	3.0
Google, Inc., Class A	2.8
Western Digital Corp.	2.8
Facebook, Inc., Class A	2.2
FleetCor Technologies, Inc.	2.2
Rightmove plc	2.1
Pandora Media, Inc.	2.1
Time Warner Cable, Inc.	2.1
NetEase.com, Inc., ADR	2.1

a relative basis over the period. Pandora, an internet media company, was the leading performer for the Fund and Cognizant reported strong revenues driven by growth in its healthcare and continental European division. Priceline.com, the largest US online travel agent by market value, performed well after reporting strong quarterly sales and Western Digital, the data storage manufacturer, continued to benefit from less competition in the storage market.

A position in Baidu, a Chinese internet company, was re-established as we began to see evidence of an inflection in its mobile offering. Web.com was added to the portfolio; the web services company has a strong potential market opportunity emanating from increased online consumer spending and an increased shift of marketing spend to online and mobile. Cisco was trimmed on the back of Emerging Market concerns and Netapp was reduced as we became less confident in the stock due to the impact of cloud computing and competition from EMC.

Equity markets rallied strongly driven by better macroeconomic data and very strong inflows despite lackluster sales and overall earnings growth. At some stage, earnings will need to start surprising on the upside in order to sustain upward momentum. US and European demand does seem to be getting better while events in January highlight that Emerging Market economies continue to be the major risk in failing to keep the party going.

We believe our overall bias towards companies with strong barriers to entry should cushion the portfolio from macroeconomic volatility. Our valuation-aware process focuses on underappreciated areas of secular growth that offer strong returns over the long-term. The Fund remains biased to our preferred themes of E-Commerce, Online Advertising, Rational Commodities, Connectivity and Paperless Payment.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	12.96%	24.25%	9.06%	23.07%	9.25%	8.89%
Class B	HFGBX	12.51	23.24	8.19	22.11	8.59	8.41
Class C	HFGCX	12.58	23.32	8.23	22.15	8.43	8.10
Class I**	HFGIX	13.11	24.56	9.37	23.40	9.40	9.01
With sales charge
Class A		6.45%	17.10%	6.94%	21.61%	8.60%	8.38%
Class B		7.51	19.24	7.33	22.02	8.59	8.41
Class C		11.58	23.32	8.23	22.15	8.43	8.10
Index
MSCI AC World IT Index		13.50%	21.63%	9.89%	20.39%	5.87%	5.35%
S&P 500		6.85	21.52	13.92	19.18	6.83	5.79

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.50%, 2.32%, 2.27% and 1.23%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

High Yield Opportunities Fund

The high yield market posted a strong return over the period and outperformed most other segments of fixed income including leveraged loans, investment grade corporate bonds, US Treasuries and Emerging Markets corporate and sovereign bonds. Due to the sharp rally in risk assets prevalent throughout most of the period, save for the January pullback, high yield bonds underperformed equities as well as credit default swap indices. The prevailing environment for high yield bonds is favorable by many measures including valuation. New issuance was $33 billion following $25 billion in December and $25 billion in November. For the full year of 2013, new issuance of $398 billion broke the previous record set in 2012 of $368 billion.

For the reporting period ended January 31, 2014, the Fund returned 6.57% (class A at NAV) versus the benchmark, Bank of America Merrill Lynch US

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
Ally Financial, Inc.	3.6%
Orion Engineered Carbons Finance & Co. SCA	2.1
Landry’s, Inc.	2.0
Wok Acquisition Corp.	2.0
Pittsburgh Glass Works LLC	2.0
Intelsat Luxembourg S.A.	2.0
Ancestry.com, Inc.	1.9
Digicel Group, Ltd.	1.9
Hockey Merger Sub 2, Inc.	1.9
Artesyn Escrow, Inc.	1.9

High Yield Master II Constrained Index, which posted a return of 4.65%. Credit selection drove the alpha and was boosted by positive sector allocation, low levels of cash and the absence of bank loans. The Fund’s positioning along the credit ratings curve aided relative performance due to the overweight position in triple-C and single-B rated bonds and underweight in double-B rated bonds. The best performers were Calumet (refining), Swift Energy (oil and gas), Ally Financial (banking), Garda World Security (services) and Pittsburgh Glassworks (auto parts). The worst performers were Claire’s Stores (retail), Advanced Micro Devices (technology) and Emerson (technology).

The only major change to the sector weightings in the Fund was a continued relative reduction in our exploration and production (energy) holdings due to relative valuation. We have maintained our overweight exposure to lower quality single-B and higher quality triple-C sectors which has been beneficial to performance versus the benchmark and peer group.

Credit fundamentals remain positive and most of the companies that we follow have taken advantage of the easy new issuance market to address any lingering liquidity concerns. As a result, we estimate that default rates will remain low, yet secondary market liquidity will remain challenging. Our main focus during 2014 will be scrutinizing new issues as we are starting to see a reversion to deteriorating credit trends in the new issue calendar as it relates to use of proceeds, covenants, leverage and valuation.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

High Yield Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014			Since
	NASDAQ	Six	inception
At NAV	symbol	months	(4/30/2013)
Class A	HYOAX	6.57%	7.55%
Class C	HYOCX	6.06	6.92
Class I	HYOIX	6.59	7.72
With sales charge
Class A		1.49%	2.43%
Class C		5.06	5.92
Index
BofAML US High Yield Master II Constrained Index		4.65%	3.25%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. The Fund’s portfolio turnover rate may not be as high in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.83%, 3.64% and 1.83%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 1.10%, 1.85% and 0.85% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Opportunities Fund

As a result of encouraging economic data, global equity markets rose for the majority of the reporting period. Investor confidence within Europe continued as investors increased their weighting to the region and the European Central Bank (ECB) cut interest rates to 0.25%. The two main reasons behind the ECB’s decision was the recent appreciation of the Euro and a significant decline in the inflation rate. In Japan, confidence grew that the policies brought in by Prime Minister Abe will lead to a sustained period of economic growth. Toward the end of the year, the Federal Reserve (Fed) decided to start tapering the amount of open market bond purchases; in contrast to the initial market reaction in May, investors took the decision as good news, choosing to focus on the Fed’s flexible rhetoric and the strength of the global economy rather than the withdrawal of liquidity. However, renewed tapering concerns coincided with a return of volatility in Emerging Markets (which had a broad impact across asset classes and regions) and caused a sharp pullback to global markets in January. Asia and Emerging Markets were the key areas affected by China and the Fed’s decision to taper.

For the reporting period ended January 31, 2014, the Fund returned 9.92% (class A at NAV) versus the MSCI EAFE Index, which posted a return of 7.60%, with only the Latin American sub-portfolio

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
Continental AG	3.1%
Fresenius SE & Co., KGaA	3.0
UBS AG	2.9
Roche Holding AG	2.7
Standard Life plc	2.7
Koninklijke Philips N.V.	2.7
Sodexo	2.6
ASML Holding N.V.	2.6
Amadeus IT Holding S.A., A Shares	2.6
Deutsche Post AG	2.6

underperforming in the 6-month period in absolute terms. Returns from the Pan-European sub-portfolio drove performance as industrial and consumer discretionary stocks particularly benefitted from the recovery rally in Europe. International Consolidated Airlines Group, Continental, A.P. Moller-Maersk and Deutsche Post were among the leading performers for the Fund.

The Fund made a small allocation shift from the Pan-European sub-portfolio to the Japan sub-portfolio, which moved the Japan weight close to 20% of the Fund. Although this weighting is a bit light versus the index weighting of around 21%, we feel the huge political will and reform agenda in Japan makes the region the biggest area of potential during 2014 and we increased our allocation accordingly. Notable purchases in the Japan sub-portfolio included construction firm Sekisui house and automotive manufacturer Toyota Motors. Electronic payment solutions company Cielo was added to the Latin America sub-portfolio and the Pan-European sub-portfolio bought a stake in Richemont, the manufacturer and retailer of luxury goods.

Whether the current correction in equity markets proves to be just a pause before prices head higher, or the anticipated tapering in the US heralds more challenging times ahead for equities is unclear. However, stock prices retreated by a meaningful amount in January so the market correction is already well underway. Japan has an advantage in that the authorities’ efforts to rejuvenate activity are relatively young and are predominantly focused on reviving the domestic economy. Global economic data has been improving and business and consumer sentiment indicators are also upbeat. As such, while political and macroeconomic factors are continuing to drive markets and investor sentiment, there are many stock specific opportunities for “bottom-up” fund managers, such as ourselves, to add value.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	9.92%	19.35%	7.32%	14.21%	8.00%	10.21%
Class B	HFOBX	9.46	18.34	6.45	13.31	7.36	9.70
Class C	HFOCX	9.51	18.45	6.50	13.33	7.18	9.39
Class R**	HFORX	9.78	18.97	6.96	13.85	7.71	9.92
Class I***	HFOIX	10.06	19.65	7.62	14.52	8.15	10.33
With sales charge
Class A		3.60%	12.47%	5.22%	12.87%	7.36%	9.69%
Class B		4.46	14.34	5.56	13.19	7.36	9.70
Class C		8.51	18.45	6.50	13.33	7.18	9.39
Index
MSCI EAFE Index		7.60%	12.39%	6.35%	14.36%	6.80%	6.59%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.47%, 2.30%, 2.27%, 1.77% and 1.17% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and service fees, do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Strategic Income Fund

The reporting period was characterized by credit risk outperforming interest rate risk; high yield outperformed investment grade which in turn outperformed Treasuries. Two pivotal events happened in September: first, Larry Summers, a perceived monetary hawk, withdrew his candidacy for head of the US Federal Open Market Committee (FOMC); the market had sold off in anticipation as he was the front runner. Consequently, all risk assets, including sovereign bonds, rallied as the markets anticipated the more dovish Janet Yellen being appointed. Second, the outgoing Federal Reserve chairman, Ben Bernanke, performed an about-face on the summer tapering discussion which somewhat wrong-footed markets. The Fund was well-positioned for this result. The ‘no tapering’ decision was justified by the tightening in financial conditions in the US, which took place after the initial summer tapering talks. Markets rallied on this dovish turn of events; sovereign bonds however were weak into year-end as credit and equity markets rallied on.

January saw a significant reversal test for a lazy consensus view which had assumed that risk assets would continue rallying and government bonds would continue to sell-off. Despite the weakness in equities and Emerging Market assets, credit markets proved remarkably resilient reflecting a view that the news flow from Turkey and Argentina did not

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
AA Bond Co., Ltd.	3.2%
Virgin Media Finance plc	3.2
Daily Mail & General Trust	2.9
Standard Chartered plc	2.9
Telenet Finance Luxembourg SCA	2.9
Levi Strauss & Co.	2.8
Lloyds Banking Group plc	2.7
BAA Funding, Ltd.	2.7
Iron Mountain, Inc.	2.5
William Hill plc	2.3

represent systemic risk, but rather were contained issues. This seems a fair assessment given that correlations even within the weakest Emerging Market countries were low.

For the reporting period ended January 31, 2014, the Fund returned 4.42% (Class A at NAV) versus the benchmark, 50% Merrill Lynch Global High Yield Index (USD hedged) / 50% Merrill Lynch Global Corporate Index (USD hedged), which posted a return of 0.97%.

Interest rate sensitivity (duration) was generally run at the low end, but the Fund managed to catch a late third quarter-end rally in sovereign bonds by using interest rate futures. Duration was extended as it appeared US economic data would continue to be moderate, even though investors seemed to be positioned short of the market. This position was then subsequently successfully closed. This worked well as sovereigns were weak late in the calendar year.

The largest bond deal ever came in 2013 from Verizon Telecom at $49 billion. This was a great opportunity and the participation benefitted the Fund. Further, generic credit risk was taken through the use of the highly liquid iTraxx Crossover Credit Derivative Index, which boosted returns in the final months of the year. This reflected a tactical decision to boost the credit beta (market sensitivity) of the Fund over this time period.

We continue to think that income will be the primary driver of returns going forward with little opportunity for capital appreciation opportunities in the bond market. With the expectation that defaults will remain at a historically low level, lower rated areas of the credit market continue to provide the most attractive potential returns in the fixed income universe. This has largely been the positioning of the Fund for a number of years now but there are, as yet, no signs that the animal spirits required to cause a significant deterioration in the quality of high yield bonds in issue have yet returned.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Strategic Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014†
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	4.42%	5.05%	5.69%	14.47%	4.50%	5.46%
Class B	HFABX	3.98	4.20	4.86	13.64	3.91	4.87
Class C	HFACX	4.03	4.27	4.87	13.57	3.67	4.64
Class I**	HFAIX	4.48	5.25	5.88	14.60	4.55	5.52
With sales charge
Class A		-0.59%	0.08%	4.00%	13.36%	3.99%	4.97%
Class B		-1.02	0.20	3.94	13.52	3.91	4.87
Class C		3.03	4.27	4.87	13.57	3.67	4.64
Index
50% ML Global High Yield / 50% ML Global Corporate Index (USD hedged)		0.97%	4.79%	7.79%	13.68%	7.13%	7.33%
Barclays Capital Global Aggregate Bond (ex US MBS) Index		2.12	-0.83	0.94	4.96	4.49	6.06
Barclays Global Agg Credit USD Hedged		2.44	1.83	5.41	7.44	4.91	4.84

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

† The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.45%, 2.22%, 2.21% and 1.17%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that the total ordinary operating expenses, less distribution and service fees, do not exceed 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and I shares, respectively, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch (“ML”) Global Corporate Index (USD-hedged) tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch (“ML”) Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets. The Barclays Capital Global Aggregate Bond (ex US MBS) Index is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage Bonds. The Barclays Capital Global Aggregate Credit (USD hedged) Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Unconstrained Bond Fund

The Fund was successfully launched on December 20, 2013. During December, the Fund was invested to reach the target asset allocation. We remain constructive on credit markets and have allocated approximately 25% to high yield issuers, 20% to investment grade corporates and 12% to asset backed securities. We are more cautious on fixed interest government bonds although we have a meaningful allocation to inflation-linked bonds in the US and UK as well as short-dated Australian and long-dated Mexican government bond exposure. Emerging Market exposure has been focused on countries with strong fundamentals and in shorter maturity bonds from Russia and South Africa (currency hedged) where we do not expect the level of interest rate hikes priced in to be delivered as growth slows. We believe that duration (interest rate risk) will be a bigger headwind to market performance than credit defaults and the portfolio has been positioned accordingly with a low (but positive) duration.

For the reporting period (since inception) ended January 31, 2014, the Fund returned 0.20% (Class A at NAV) versus the benchmark, 3-month LIBOR USD, which posted a return of 0.03%. In January, with the exception of Emerging Market debt, total returns for fixed income were positive. However, asset allocation has not made a material

Top 10 long-term holdings*
(at January 31, 2014)
As a percentage
Security	of net assets
United States Treasury Note	7.9%
United States Treasury Inflation Indexed Bonds	6.5
United Kingdom Gilt Inflation Linked Bond	6.2
Russian Federal Bond - OFZ	4.2
Mexican Bonos	3.3
South Africa Government Bond	2.0
Grosvenor Place CLO II B.V.	1.8
German Residential Funding plc	1.4
Money Partners Securities 4 plc	1.3
Silverstone Master Issuer plc	1.3

impact over the period as positive contributions from high yield as well as investment-grade corporates and inflation-linked government bonds were offset by holdings in Emerging Market sovereigns and interest rate hedges (used to reduce the interest rate sensitivity of the portfolio).

Derivatives were used for a number of purposes. Futures were primarily employed to manage Fund duration and forward currency contracts were used to hedge currency risk. By quantity, swaps were the largest category of derivative instruments applied to the portfolio and were used primarily to take active positions in interest rate markets. In this regard, the main positive contributor over the period was our positioning for a flatter yield curve in the US and a steeper yield curve in Europe. Options were also used to take active views on government bond and currency markets, including an expectation that the US dollar would appreciate versus the Australian Dollar and Swiss Franc.

Despite recent weak economic data (affected by poor weather), the US Federal Reserve seems willing to maintain the current pace of tapering unless there is a sustained downturn in the outlook for growth or inflation. This would mean US quantitative easing would be finished by the end of the year. As a result, the Fund continues to maintain a low interest rate sensitivity (duration), and focuses on credit markets for yield. Demand for credit remains strong (despite an uninspiring earnings season) and most of the companies that we follow have taken advantage of the new issuance market to address refinancing needs. While valuations are less compelling than before, default rates are expected to remain low and demand for yield should continue as short-term interest rates remain anchored. Emerging Markets will likely remain volatile and we continue to monitor investor flows closely. Our base case is that this is a period of re-pricing which will likely transition into a period of weaker growth in countries with fragile fundamentals and present opportunities in markets with less onerous external funding needs.

* For further detail about these holdings, please refer to the section entitled “Portfolios of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Unconstrained Bond Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2014		Since
	NASDAQ	inception
At NAV	symbol	(12/31/2013)
Class A	HUNAX	0.20%
Class C	HUNCX	0.12
Class I	HUNIX	0.23
With sales charge
Class A		-4.57%
Class C		-0.88
Index
3-month LIBOR USD		0.03%
Barclays Multiverse Index		1.00%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 1.97%, 2.72% and 1.72%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse other expenses such that total ordinary operating expenses, less distribution and services fees, do not exceed 1.15%, 1.90% and 0.90% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2014

		Value
Shares		(note 2)

Investment companies - 56.15%

	Alternatives - 5.43%
171,710	ASG Global Alternatives Fund	$1,899,107
135,077	Franklin Templeton Hard
	Currency Fund *	1,226,497
100,892	Sprott Physical Gold Trust *	1,047,259
		4,172,863

	Equity - 28.15%
109,819	Calamos Market Neutral
	Income Fund	1,395,797
49,116	Gateway Fund	1,401,282
136,534	Graphite Enterprise Trust plc	1,264,765
118,589	HarbourVest Global Private
	Equity Ltd (a) *	1,274,832
183,631	Henderson Global Equity
	Income Fund (b)	1,470,881
80,696	Henderson Global Technology
	Fund (b) *	2,131,191
28,579	iShares High Dividend Equity
	Fund	1,931,083
33,842	iShares MSCI EAFE Minimum
	Volatility Index Fund	2,011,568
20,516	iShares MSCI Emerging
	Markets Minimum Volatility ETF	1,098,016
100,059	PowerShares International
	Dividend Achievers Portfolio	1,750,032
16,962	SPDR S&P 500 ETF Trust	3,022,289
32,032	Vanguard Dividend Appreciation
	ETF	2,289,327
13,231	WisdomTree Emerging Markets
	Equity Income Fund	615,109
		21,656,172

	Fixed income - 22.57%
125,097	Henderson Strategic Income
	Fund (b)	1,132,127
19,876	iShares Global High Yield
	Corporate Bond Fund	1,067,142
24,441	iShares iBoxx $ High Yield
	Corporate Bond Fund	2,279,123
17,140	iShares iBoxx Investment
	Grade Corporate Bond Fund	1,994,068
176,416	MSIF Multi-Asset Portfolio	2,090,532
18,126	PIMCO Enhanced Short
	Maturity ETF	1,836,345
113,816	PIMCO Income Fund	1,409,038
27,574	PIMCO Total Return ETF	2,930,565

		Value
Shares		(note 2)

	Fixed income (continued)
105,245	PowerShares Senior
	Loan Portfolio	$2,621,653
		17,360,593

	Total investment companies
	(Cost $41,357,715)	43,189,628

Short-term investment - 42.61%
32,779,083	Fidelity Institutional Treasury
	Portfolio	32,779,083

	Total short-term investment
	(Cost $32,779,083)	32,779,083

Total investments - 98.76% (c)
	(Cost $74,136,798)	75,968,711

Net other assets and liabilities – 1.24%		951,102

Total net assets – 100.00%		$76,919,813

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Affiliated holding, see notes to financial statements for further information.
(c)
All or a portion of these securities and short-term investments were segregated as collateral for open futures contracts and forward foreign currency contracts. At January 31, 2014, the aggregate amount available to cover segregation requirements was $75,952,670.

ETF	Exchange-traded fund

See notes to financial statements

Portfolio of investments (unaudited)

All Asset Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
Japanese Yen (Long)	State Street Bank, London	2/20/14	220,231		$2,155,695	$(30,435)
Euro (Short)	State Street Bank, London	2/20/14	840		1,132,912	(1,506)
British Pound (Short)	State Street Bank, London	2/20/14	1,900		3,123,038	(59,953)
Total						$(91,894)

During the six months ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $6.4 million or 8.3% of net assets.

The Fund held the following open futures contracts at January 31, 2014:

			Current	Unrealized
	Number of	Expiration	notional	appreciation/
	contracts	date	value	(depreciation )
EURO STOXX 50 Index (Long)	96	3/21/14	$3,907,560	$(40,406)
FTSE 100 Index (Long)	50	3/21/14	5,308,560	37,671
Nikkei 225 Index (Long)	40	3/13/14	5,813,840	(311,593)
Russell 2000 Index Mini (Long)	18	3/21/14	2,030,940	46,620
UK Long Gilt Bond (Long)	4	3/27/14	725,880	8,941
US Treasury 10 Year Note (Long)	23	3/20/14	2,892,250	4,914
Total				$(253,853)

During the six months ended January 31, 2014, average notional value related to futures contracts was $16.5 million or 21.4% of net assets.

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Investment Companies	$43,189,628	$—	$—	$43,189,628
Short-Term Investment	32,779,083	—	—	32,779,083
Total Investments	75,968,711	—	—	75,968,711

Financial Derivative Instruments*
Futures Contracts	98,146	—	—	98,146
Total Financial Derivative Instruments	$98,146	$—	$—	$98,146

Liabilities

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(91,894)	—	(91,894)
Futures Contracts	(351,999)	—	—	(351,999)
Total Financial Derivative Instruments	$(351,999)	$(91,894)	$—	$(443,893)

* These investments are recorded at the unrealized gain or loss on the investment.

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 81.96%

	Australia - 1.13%
49,763	Toll Holdings, Ltd.	$243,445

	Colombia - 0.68%
3,308	Bancolombia S.A., ADR	145,353

	France - 8.15%
4,736	BNP Paribas S.A.	366,959
9,887	GDF Suez	218,487
4,800	Nexity S.A.	191,882
6,900	Rexel S.A.	177,280
2,508	Sanofi	246,249
4,679	Total S.A.	267,189
2,510	Valeo S.A.	280,602
		1,748,648

	Germany - 7.55%
2,796	BASF SE	299,905
1,350	Bayer AG	178,233
2,496	Bayerische Motoren Werke AG	272,069
3,427	Deutsche Boerse AG	263,869
9,911	Deutsche Post AG	343,130
25,500	Infineon Technologies AG	263,304
		1,620,510

	Hong Kong - 2.99%
78,000	Shanghai Industrial Holdings,
	Ltd.	259,705
86,000	SJM Holdings, Ltd.	268,065
10,500	Swire Pacific, Ltd., Class A	113,469
		641,239

	Italy - 1.81%
17,110	ENI SpA	388,835

	Japan - 2.39%
27,000	Daiwa Securities Group, Inc.	256,338
120,000	Mizuho Financial Group, Inc.	257,218
		513,556

	Luxembourg - 0.87%
1,537	RTL Group S.A.	187,395

		Value
Shares		(note 2)

	Netherlands - 3.59%
8,236	Nielsen Holdings N.V.	$348,301
13,173	Reed Elsevier N.V.	271,648
5,427	Wolters Kluwer N.V.	149,901
		769,850

	Norway - 1.11%
10,044	Statoil ASA	237,762

	Sweden - 1.76%
9,411	Electrolux AB, Series B	199,959
13,262	Nordea Bank AB	177,531
		377,490

	Switzerland - 10.63%
7,789	ABB, Ltd. *	194,328
4,000	Garmin, Ltd.	180,200
3,555	Nestle S.A.	258,003
6,318	Novartis AG	500,339
1,795	Roche Holding AG	493,568
19,136	UBS AG *	379,702
950	Zurich Insurance Group AG *	275,889
		2,282,029

	Taiwan - 0.64%
8,110	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	137,221

	United Kingdom - 16.96%
27,862	Amlin plc	191,545
7,208	BHP Billiton plc	212,753
8,462	British American Tobacco plc	405,635
15,097	British Sky Broadcasting
	Group plc	217,405
18,289	Centrica plc	93,563
15,883	Hiscox, Ltd.	166,582
26,441	HSBC Holdings plc	272,534
24,452	Investec plc	157,571
16,833	Prudential plc	339,809
4,719	Rio Tinto plc	251,616
50,070	Stagecoach Group plc	299,444
27,397	Standard Life Plc	164,658
164,282	Vodafone Group plc	611,828
12,173	WPP plc	255,543
		3,640,486

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

	United States - 21.70%
6,498	Baxter International, Inc.	$443,813
10,833	Cisco Systems, Inc.	237,351
1,778	Cummins, Inc.	225,771
2,018	Deere & Co.	173,467
9,394	General Electric Co.	236,071
5,207	JPMorgan Chase & Co.	288,260
3,075	L Brands, Inc.	161,007
2,058	Lockheed Martin Corp.	310,573
7,265	Microsoft Corp.	274,980
2,616	National Oilwell Varco, Inc.	196,226
10,495	Pfizer, Inc.	319,048
3,941	PNC Financial Services
	Group, Inc.	314,807
4,459	QUALCOMM, Inc.	330,947
1,916	Reynolds American, Inc.	92,926
7,333	Six Flags Entertainment Corp.	263,181
4,767	Stanley Black & Decker, Inc.	368,966
3,494	Texas Instruments, Inc.	148,146
4,763	Walgreen Co.	273,158
		4,658,698

	Total common stocks
	(Cost $17,181,908)	17,592,517

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 11.51%

		France – 0.50%
USD	100,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$106,750

		Luxembourg – 0.45%
USD	100,000	Intelsat Jackson Holdings S.A. (a)	5.500%	8/1/23	95,875

		United Kingdom – 3.20%
GBP	100,000	AA Bond Co., Ltd.	9.500%	7/31/19	182,021
USD	80,000	Barclays Bank plc (b)	6.860%	6/15/32	83,360
USD	100,000	Ineos Finance plc (a)	7.500%	5/1/20	109,750
USD	100,000	Prudential plc (b)	6.500%	3/23/14	100,750
USD	100,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	102,553
USD	25,000	WPP Finance 2010	4.750%	11/21/21	26,691
USD	83,000	WPP Finance 2010	3.625%	9/7/22	81,877
					687,002

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 7.36%
USD	100,000	Avis Budget Car Rental LLC	5.500%	4/1/23	$97,000
USD	49,000	BMC Software Finance, Inc. (a)	8.125%	7/15/21	50,838
USD	16,000	CenturyLink, Inc.	7.600%	9/15/39	14,360
USD	50,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	55,125
USD	50,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	53,312
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	94,750
USD	62,000	First Data Corp. (a)	10.625%	6/15/21	67,890
USD	100,000	HBOS Capital Funding LP (b)	6.850%	3/23/14	100,012
USD	100,000	HCA, Inc.	8.000%	10/1/18	118,750
USD	25,000	Infor US, Inc.	9.375%	4/1/19	28,250
USD	75,000	Iron Mountain, Inc.	6.000%	8/15/23	77,531
USD	25,000	NIKE, Inc.	2.250%	5/1/23	23,264
USD	100,000	Regal Entertainment Group	5.750%	2/1/25	95,500
USD	100,000	Reynolds Group Issuer, Inc.	5.750%	10/15/20	102,750
USD	90,000	Service Corp. International	8.000%	11/15/21	103,725
USD	90,000	Sprint Communications, Inc. (a)	7.000%	3/1/20	101,925
USD	18,000	Sprint Corp. (a)	7.125%	6/15/24	18,135
USD	50,000	T-Mobile USA, Inc.	6.542%	4/28/20	53,125
USD	80,000	T-Mobile USA, Inc.	6.125%	1/15/22	82,000
USD	90,000	Tenet Healthcare Corp.	8.000%	8/1/20	98,550
USD	100,000	Verizon Communications, Inc.	6.550%	9/15/43	120,466
USD	25,000	Wal-Mart Stores, Inc.	4.000%	4/11/43	23,368
					1,580,626

		Total corporate bonds
		(Cost $2,431,229)			2,470,253

		Value
Shares		(note 2)

Investment companies - 0.81%

Fixed income - 0.81%
200	iShares Barclays Credit
	Bond Fund	$21,744
250	PIMCO 0-5 Year High-Yield
	Corporate Bond Index Fund	26,427
235	PIMCO Investment Grade
	Corporate Bond Index ETF	23,660
1,417	PowerShares Fundamental
	High Yield Corporate Bond
	Portfolio	27,277
1,690	PowerShares Senior Loan
	Portfolio	42,098

		Value
Shares		(note 2)

	Fixed income (continued)
680	SPDR Blackstone/GSO
	Senior Loan ETF	$34,150
		175,356
	Total investment companies
	(Cost $175,542)	175,356

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

REITs - 0.62%

Mexico - 0.62%
41,385	Fibra Uno Administracion
	SA de C.V.	$133,556
	Total REITs
	(Cost $122,329)	133,556

	Total long-term investments
	(Cost $19,911,008)	20,371,682

Short-term investment - 2.91%
624,162	Fidelity Institutional Treasury
	Portfolio	624,162

	Total short-term investment
	(Cost $624,162)	624,162

Total investments - 97.81%
	(Cost $20,535,170)	20,995,844

Net other assets and liabilities – 2.19%		469,069

Total net assets – 100.00%		$21,464,913

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2014, the restricted securities held by the Fund had an aggregate value of $551,163, which represented 2.6% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
ADR	American Depositary Receipts
ETF	Exchange-traded fund
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	8.09%
Diversified Banks	7.51
Integrated Oil & Gas	4.16
Wireless Telecommunication Services	2.85
Life & Health Insurance	2.82
Air Freight & Logistics	2.73
Communications Equipment	2.65
Semiconductors	2.56
Diversified Capital Markets	2.50
Tobacco	2.32
Industrial Conglomerates	2.31
Diversified Metals & Mining	2.16
Health Care Equipment	2.07
Publishing	1.96
Construction & Farm Machinery & Heavy Trucks	1.86
Industrial Machinery	1.72
Property & Casualty Insurance	1.67
Research & Consulting Services	1.62
Regional Banks	1.47
Multi-Utilities	1.45
Aerospace & Defense	1.45
Diversified Chemicals	1.40
Trucking	1.40
Other Diversified Financial Services	1.34
Auto Parts & Equipment	1.31
Multi-line Insurance	1.29
Systems Software	1.28
Drug Retail	1.27
Automobile Manufacturers	1.27
Casinos & Gaming	1.25
Specialized Finance	1.23
Leisure Facilities	1.23
Packaged Foods & Meats	1.20
Investment Banking & Brokerage	1.19
Advertising	1.19
Telephone - Integrated	1.04
Cable & Satellite	1.01
Medical - Hospitals	0.96
Household Appliances	0.93
Oil & Gas Equipment & Services	0.91
Heavy Electrical Equipment	0.91
Homebuilding	0.89
Broadcasting	0.87
Auto Repair Centers	0.85
Consumer Electronics	0.84
Trading Companies & Distributors	0.83
Investment Companies	0.82
Apparel Retail	0.75
Cellular Telecommunications	0.71
Diversified REITs	0.62
Health Care Services	0.55
Diversified Real Estate Activities	0.53
Chemicals - Other	0.51
Advertising Services	0.51
Funeral Services & Related Items	0.48
Consumer Products - Miscellaneous	0.48
Rental Auto/Equipment	0.45
Satellite Telecommunications	0.45
Movies & Entertainment	0.44
Distillers & Vintners	0.44
Enterprise Software/Services	0.37
Diversified Support Services	0.36
Data Processing/Management	0.32
Hypermarkets & Super Centers	0.11
Athletic Footwear	0.11
Integrated Telecommunication Services	0.07
Long-Term Investments	94.90
Short-Term Investment	2.91
Total Investments	97.81
Net Other Assets and Liabilities	2.19
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Dividend & Income Builder Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$243,445	$—	$—	$243,445
Colombia	145,353	—	—	145,353
France	1,748,648	—	—	1,748,648
Germany	1,620,510	—	—	1,620,510
Hong Kong	641,239	—	—	641,239
Italy	388,835	—	—	388,835
Japan	513,556	—	—	513,556
Luxembourg	187,395	—	—	187,395
Netherlands	769,850	—	—	769,850
Norway	237,762	—	—	237,762
Sweden	377,490	—	—	377,490
Switzerland	2,282,029	—	—	2,282,029
Taiwan	137,221	—	—	137,221
United Kingdom	3,640,486	—	—	3,640,486
United States	4,658,698	—	—	4,658,698
Total Common Stocks	17,592,517	—	—	17,592,517

Corporate Bonds
France	—	106,750	—	106,750
Luxembourg	—	95,875	—	95,875
United Kingdom	—	687,002	—	687,002
United States	—	1,580,626	—	1,580,626
Total Corporate Bonds	—	2,470,253	—	2,470,253

Investment Companies	175,356	—	—	175,356
REITs
Mexico	133,556	—	—	133,556
Total REITs	133,556	—	—	133,556

Short-Term Investment	624,162	—	—	624,162
Total Investments	$18,525,591	$2,470,253	$—	$20,995,844

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 91.56%

	Australia - 0.17%
446,325	Cape Lambert Resources, Ltd. *	$44,919

	Austria - 1.26%
9,350	Erste Group Bank AG	340,542

	Brazil - 7.75%
106,199	BM&FBovespa S.A.	422,024
14,000	Cielo S.A.	372,676
12,436	Embraer S.A., ADR	381,661
22,100	Kroton Educacional S.A.	337,739
17,800	Linx S.A.	323,435
26,600	Via Varejo S.A. *	254,619
		2,092,154

	China - 18.09%
142,000	Anhui Conch Cement Co., Ltd.,
	Class H	550,529
4,156	Baidu, Inc., ADR *	650,414
432,000	Brilliance China Automotive
	Holdings, Ltd.	666,602
1,000,000	China Cinda Asset
	Management Co., Ltd., Class H *	650,455
228,000	China Oilfield Services, Ltd.,
	Class H	606,430
65,000	Ping An Insurance Co. of China,
	Ltd., Class H	526,192
216,600	Samsonite International S.A.	599,822
9,434	Yum! Brands, Inc.	633,493
		4,883,937

	Colombia - 1.10%
25,300	Grupo Nutresa S.A.	296,182

	Greece - 1.75%
80,000	InternetQ plc *	473,114

	Hong Kong - 2.42%
210,000	SJM Holdings, Ltd.	654,576

	India - 6.95%
220,000	Dabur India Ltd.	603,942
22,766	Tata Motors, Ltd., ADR	634,033
150,000	Zee Entertainment Enterprises
	Ltd.	638,976
		1,876,951

		Value
Shares		(note 2)

	Indonesia - 2.38%
943,500	PT Bank Rakyat Indonesia Tbk	$643,295

	Kazakhstan - 1.63%
955,965	International Petroleum,
	Ltd. (a) (b) *	—
40,059	Nostrum Oil & Gas LP, GDR (a)	440,248
		440,248

	Korea - 10.07%
3,032	Hyundai Motor Co.	664,272
2,819	Samsung Fire & Marine
	Insurance Co., Ltd.	653,162
19,490	SK Hynix, Inc. *	689,211
3,526	SK Telecom Co., Ltd.	713,205
		2,719,850

	Liberia - 1.56%
92,264	African Petroleum Corp.,
	Ltd. (a) *	19,379
2,216,086	Sable Mining Africa, Ltd. *	400,732
		420,111

	Luxembourg - 2.89%
4,900	Millicom International
	Cellular S.A.	477,181
6,800	Tenaris S.A., ADR	302,464
		779,645

	Malaysia - 1.80%
168,400	Malayan Banking Bhd	484,594

	Mexico - 4.46%
4,739	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR	427,647
50,000	Grupo Aeroportuario del
	Centro Norte, S.A.B. de C.V. *	155,189
193,000	Grupo Mexico S.A.B. de C.V.,
	Series B	621,687
		1,204,523

	Panama - 2.36%
12,000	Banco Latinoamericano de
	Comercio Exterior S.A., Class E	304,800
2,550	Copa Holdings S.A., Class A	333,285
		638,085

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

	Peru - 1.22%
2,500	Credicorp, Ltd.	$329,800

	Russia – 2.73%
85,000	RusPetro plc (a) *	33,536
97,000	Sberbank of Russia	265,780
40,000	TCS Group Holding plc, GDR *	436,000
		735,316

	South Africa - 1.01%
15,318	MTN Group, Ltd.	272,254

	Taiwan - 7.66%
1,070,500	Chinatrust Financial Holding
	Co., Ltd.	706,659
198,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	686,195
1,215,000	Yuanta Financial Holding
	Co., Ltd.	675,724
		2,068,578

	Thailand - 5.00%
132,800	AIA Group, Ltd.	613,215
141,700	Airports of Thailand pcl	736,188
		1,349,403

	Turkey - 2.02%
100,000	Turk Hava Yollari	298,151
50,000	Turkiye Halk Bankasi AS	246,616
		544,767

	Ukraine - 1.67%
39,082	Avangardco Investments
	Public, Ltd. *	451,397

	United Arab Emirates - 2.35%
79,063	NMC Health plc	634,391

	United Kingdom - 1.26%
35,418	Inchcape plc	340,608

	Total common stocks
	(Cost $24,152,257)	24,719,240

		Value
Shares		(note 2)

Preferred stocks - 6.01%

	Brazil - 3.40%
62,051	Alpargatas S.A.I.C.	$323,979
47,350	Itau Unibanco Holding S.A.	594,119
		918,098

	Korea - 2.61%
789	Samsung Electronics Co., Ltd.	703,971

	Total preferred stocks
	(Cost $1,769,210)	1,622,069

	Total long-term investments
	(Cost $25,921,467)	26,341,309

Short-term investment - 1.36%
367,804	Fidelity Institutional Treasury
	Portfolio	367,804

	Total short-term investment
	(Cost $367,804)	367,804

Total investments - 98.93%
	(Cost $26,289,271)	26,709,113

Net other assets and liabilities – 1.07%		289,480

Total net assets – 100.00%		$26,998,593

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	14.51%
Semiconductors	7.70
Wireless Telecommunication Services	5.42
Automobile Manufacturers	4.93
Life & Health Insurance	4.22
Diversified Metals & Mining	3.79
Airport Services	3.30
Packaged Foods & Meats	2.77
Investment Banking & Brokerage	2.50
Casinos & Gaming	2.42
Property & Casualty Insurance	2.42
Asset Management & Custody Banks	2.41
Internet Software & Services	2.41
Broadcasting	2.37
Health Care Facilities	2.35
Construction & Farm Machinery & Heavy Trucks	2.35
Restaurants	2.35
Airlines	2.34
Oil & Gas Drilling	2.25
Personal Products	2.24
Apparel, Accessories & Luxury Goods	2.22
Construction Materials	2.04
Oil & Gas Exploration & Production	1.83
Advertising	1.75
Regional Banks	1.61
Soft Drinks	1.58
Specialized Finance	1.56
Aerospace & Defense	1.41
Data Processing & Outsourced Services	1.38
Distributors	1.26
Education Services	1.25
Footwear	1.20
Application Software	1.20
Oil & Gas Equipment & Services	1.12
Home Improvement Retail	0.94
Steel	0.17
Long-Term Investments	97.57
Short-Term Investment	1.36
Total Investments	98.93
Net Other Assets and Liabilities	1.07
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$44,919	$—	$—	$44,919
Austria	340,542	—	—	340,542
Brazil	2,092,154	—	—	2,092,154
China	4,883,937	—	—	4,883,937
Colombia	296,182	—	—	296,182
Greece	473,114	—	—	473,114
Hong Kong	654,576	—	—	654,576
India	1,876,951	—	—	1,876,951
Indonesia	643,295	—	—	643,295
Kazakhstan	440,248	—	—	440,248
Korea	2,719,850	—	—	2,719,850
Liberia	420,111	—	—	420,111
Luxembourg	779,645	—	—	779,645
Malaysia	484,594	—	—	484,594
Mexico	1,204,523	—	—	1,204,523
Panama	638,085	—	—	638,085
Peru	329,800	—	—	329,800
Russia	735,316	—	—	735,316
South Africa	272,254	—	—	272,254
Taiwan	2,068,578	—	—	2,068,578
Thailand	1,349,403	—	—	1,349,403
Turkey	544,767	—	—	544,767
Ukraine	451,397	—	—	451,397
United Arab Emirates	634,391	—	—	634,391
United Kingdom	340,608	—	—	340,608
Total Common Stocks	24,719,240	—	—	24,719,240

Preferred Stocks
Brazil	918,098	—	—	918,098
Korea	703,971	—	—	703,971
Total Preferred Stocks	1,622,069	—	—	1,622,069

Short-Term Investment	367,804	—	—	367,804
Total	$26,709,113	$—	$—	$26,709,113

During the six months ended January 31, 2014, there was one transfer into Level 3 out of Level 2 as a result of the fair value pricing procedures established by the Board. Prior to October 18, 2013, the valuation of the Fund’s position in International Petroleum, Ltd. was based upon the proposed merger details with Range Resources, Ltd. Based upon evolving market information indicating the increased likelihood of a failed merger and inability of the company to sell their Russian-based assets to pay off its liabilities, on October 18, 2013 the Advisor approved pricing the security at a fair value of $0.

See notes to financial statements

Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2014 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized	appreciation			in to	out of	January 31,
Investments in securities	2013	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2014

Common Stock Kazakhstan International Petroleum, Ltd.	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2014 was $0. The Fund’s Advisor has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company would be left with very few assets if the merger with Range Resources, Ltd. were to fall apart, an increased likelihood of a failed merger, and the lengthy period of time for the company to receive cash even if the sale of its Russian-based assets were successful.

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 95.56%

	Australia - 0.07%
5,531,067	African Petroleum Corp.,
	Ltd. (a) *	$1,161,723

	Austria - 1.15%
540,000	Erste Group Bank AG	19,667,680

	Canada - 2.39%
2,235,878	Africa Oil Corp. *	16,481,758
574,622	Africa Oil Corp. (b) *	4,235,822
1,850,000	Africa Oil Corp. *	13,497,878
1,523,311	Lundin Mining Corp. *	6,660,853
		40,876,311

	Denmark - 6.07%
1,650	AP Moeller-Maersk A/S,
	Class B	18,401,598
970,000	Novo Nordisk A/S	38,397,440
480,000	Pandora A/S	27,477,406
600,000	Vestas Wind Systems A/S *	19,738,269
		104,014,713

	Finland - 3.38%
5,300,000	Nokia Oyj *	36,777,013
2,500,000	Valmet Corp. *	21,090,288
		57,867,301

	France - 10.79%
660,000	Accor S.A.	31,497,663
5,000,000	Alcatel-Lucent *	20,210,262
480,000	AXA S.A.	12,623,828
70,000	Christian Dior S.A.	12,811,297
275,000	Publicis Groupe	24,397,300
250,000	Remy Cointreau S.A.	18,672,745
525,000	Renault S.A.	45,854,435
1,185,000	Veolia Environnement S.A.	18,635,116
		184,702,646

	Germany - 12.36%
1,400,000	Commerzbank AG *	23,838,264
145,000	Continental AG	31,240,938
1,325,000	Deutsche Lufthansa AG *	31,567,829
275,000	Deutsche Post AG	9,520,807
230,000	Fresenius SE & Co., KGaA	35,874,733
650,000	KION Group AG *	29,762,427
1,108,715	ProSiebenSat.1 Media AG	49,779,316
		211,584,314

		Value
Shares		(note 2)

	Ireland - 1.47%
1,000,000	Glanbia plc	$14,538,981
2,165,000	Petroceltic International plc *	6,263,912
1,180,952	Providence Resources plc *	4,416,606
		25,219,499

	Israel - 2.21%
850,000	Teva Pharmaceutical Industries,
	Ltd., ADR	37,935,500

	Italy - 1.71%
2,303,715	Moleskine SpA *	5,285,040
3,200,000	UniCredit SpA	24,082,378
		29,367,418

	Luxembourg - 1.00%
140,000	RTL Group S.A.	17,069,141

	Netherlands - 5.69%
250,000	Airbus Group N.V.	17,738,771
414,902	Amtel Vredestein N.V.,
	GDR (a) (b) *	—
470,000	ASML Holding N.V.	39,922,315
150,000	Koninklijke DSM N.V.	9,939,241
8,000,000	Koninklijke KPN N.V. *	29,919,550
		97,519,877

	Russia - 1.05%
4,169,668	RusPetro plc (a) *	1,645,083
1,500,000	TCS Group Holding plc, GDR *	16,350,000
		17,995,083

	Spain - 5.03%
280,000	Amadeus IT Holding S.A.,
	A Shares	11,085,501
4,448,550	CaixaBank	27,298,895
6,400,000	Inmobiliaria Colonial S.A. *	9,650,215
3,650,000	International Consolidated
	Airlines Group S.A. *	25,002,959
250,000	Tecnicas Reunidas S.A.	13,159,936
		86,197,506

	Sweden - 3.23%
1,200,000	Fingerprint Cards AB,
	B Shares *	10,119,974
1,150,000	Investment AB Kinnevik,
	B Shares	45,147,602
		55,267,576

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

	Switzerland - 8.54%
350,000	Cie Financiere Richemont S.A.	$32,484,972
875,000	Credit Suisse Group AG *	26,443,501
400,000	Novartis AG	31,677,053
120,000	Roche Holding AG	32,996,195
10,000	SGS S.A.	22,643,798
		146,245,519

	Turkey - 0.87%
2,500,000	Turk Hava Yollari	7,453,774
1,500,000	Turkiye Halk Bankasi AS	7,398,478
		14,852,252

	United Kingdom - 28.55%
110,795	Acquisition 1234 plc (a) (b) *	—
1,000,000	ARM Holdings plc	15,370,453
3,000,000	Ashmore Group plc	16,047,739
3,500,000	Aviva plc	25,603,722
6,000,000	Barclays plc	26,877,743
740,000	British American Tobacco plc	35,472,703
7,500,000	Centrica plc	38,368,595
1,450,000	CSR plc	15,767,865
8,000,000	Direct Line Insurance
	Group plc	34,824,350
7,158,674	Essar Energy, Ltd. (a) *	6,790,214
500,000	Exillon Energy plc *	1,175,388
1,054,524	Genel Energy plc *	17,040,606
2,245,201	GKN plc	14,553,151
1,175,000	GlaxoSmithKline plc	30,209,926
3,400,000	HSBC Holdings plc	35,044,632
650,000	Inchcape plc	6,250,925
4,350,000	Mytrah Energy, Ltd. (a) *	5,398,974
1,716,557	Nostrum Oil & Gas LP, GDR (a)	18,864,961
1,325,000	Petrofac, Ltd.	25,157,814
1,650,000	Phoenix Group Holdings	19,922,819
850,000	Prudential plc	17,159,014
3,750,000	Serco Group plc	26,945,554
600,000	Tui Travel plc	4,195,887
5,500,000	Vodafone Group plc	20,483,388
5,750,000	William Hill plc	31,419,835
		488,946,258

	Total common stocks
	(Cost $1,526,012,266)	1,636,490,317

	Total long-term investments
	(Cost $1,526,012,266)	1,636,490,317

		Value
Shares		(note 2)

Short-term investment - 3.66%
62,655,648	Fidelity Institutional
	Treasury Portfolio	$62,655,648

	Total short-term investment
	(Cost $62,655,648)	62,655,648

Total investments - 99.22%
	(Cost $1,588,667,914)	1,699,145,965

Net other assets and liabilities – 0.78%		13,281,524

Total net assets – 100.00%		$1,712,427,489

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation	)
Euro (Short)	Deutsche Bank AG	2/14/14	96,414		$130,034,043	$(34,043)
Euro (Short)	JPMorgan Chase Bank, N.A.	2/14/14	32,940		44,425,962	574,039
Euro (Short)	Citibank, N.A.	2/14/14	54,895		74,036,929	963,071
Total						$1,503,067

During the six months ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $132.5 million or 7.7% of net assets.

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	10.00%
Diversified Banks	9.59
Oil & Gas Exploration & Production	5.35
Apparel, Accessories & Luxury Goods	4.25
Broadcasting	3.90
Airlines	3.74
Multi-Utilities	3.33
Communications Equipment	3.33
Automobile Manufacturers	2.68
Multi-Sector Holdings	2.64
Semiconductor Equipment	2.33
Oil & Gas Equipment & Services	2.24
Multi-line Insurance	2.23
Life & Health Insurance	2.17
Health Care Services	2.09
Hotels, Resorts & Cruise Lines	2.08
Tobacco	2.07
Property & Casualty Insurance	2.03
Casinos & Gaming	1.83
Tires & Rubber	1.82
Semiconductors	1.82
Integrated Telecommunication Services	1.75
Material Handling Machinery Manufacturing	1.74
Environmental & Facilities Services	1.57
Diversified Capital Markets	1.54
Advertising	1.42
Research & Consulting Services	1.32
Industrial Machinery	1.23
Wireless Telecommunication Services	1.20%
Heavy Electrical Equipment	1.15
Distillers & Vintners	1.09
Marine	1.07
Aerospace & Defense	1.04
Regional Banks	0.95
Asset Management & Custody Banks	0.94
Auto Parts & Equipment	0.85
Packaged Foods & Meats	0.85
Data Processing & Outsourced Services	0.65
Electronic Equipment & Instruments	0.59
Specialty Chemicals	0.58
Diversified Real Estate Activities	0.56
Air Freight & Logistics	0.56
Diversified Metals & Mining	0.39
Distributors	0.37
Independent Power Producers &
Energy Traders	0.32
Retail Office Supplies	0.31
Financial Sponsor	—
Long-Term Investments	95.56
Short-Term Investment	3.66
Total Investments	99.22
Net Other Assets and Liabilities	0.78
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$1,161,723	$—	$—	$1,161,723
Austria	19,667,680	—	—	19,667,680
Canada	36,640,489	4,235,822	—	40,876,311
Denmark	104,014,713	—	—	104,014,713
Finland	57,867,301	—	—	57,867,301
France	184,702,646	—	—	184,702,646
Germany	211,584,314	—	—	211,584,314
Ireland	25,219,499	—	—	25,219,499
Israel	37,935,500	—	—	37,935,500
Italy	29,367,418	—	—	29,367,418
Luxembourg	17,069,141	—	—	17,069,141
Netherlands	97,519,877	—	—	97,519,877
Russia	17,995,083	—	—	17,995,083
Spain	86,197,506	—	—	86,197,506
Sweden	55,267,576	—	—	55,267,576
Switzerland	146,245,519	—	—	146,245,519
Turkey	14,852,252	—	—	14,852,252
United Kingdom	488,946,258	—	—	488,946,258
Total Common Stocks	1,632,254,495	4,235,822	—	1,636,490,317

Short-Term Investment	62,655,648	—	—	62,655,648
Total Investments	$1,694,910,143	$4,235,822	$—	$1,699,145,965

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	1,537,110	—	1,537,110
Total Financial Derivative Instruments	$—	$1,537,110	$—	$1,537,110

Liabilities

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(34,043)	—	(34,043)
Total Financial Derivative Instruments	$—	$(34,043)	$—	$(34,043)

* These investments are recorded at the unrealized gain or loss on the investment.

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

European Focus Fund
January 31, 2014 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized	appreciation			in to	out of	January 31,
Investments in securities	2013	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2014

Common Stock Netherlands Amtel Vredestein N.V., GDR	$0	$0	$0	$0	$0	$0	$0	$0	$0
United Kingdom Acquisition 1234 plc	0	0	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) in the Statements of Operations attributable to Level 3 investments held at January 31, 2014 was $0.

The Fund’s Advisor has determined that Amstel Vredstein N.V., GDR is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment primarily on the basis that the company is bankrupt, has no current operations, and has delisted from the exchange.

The Fund’s Advisor has determined that Acquisition 1234 plc (formerly W&G Investments plc (“W&G”)) is a Level 3 investment as it was established for the sole purpose of evaluating and potentially acquiring certain branch assets of the Royal Bank of Scotland Group PLC (“RBS”). On September 27, 2013, W&G notified the market that the final proposed takeover terms had been rejected by RBS and as a result, the remaining cash in W&G was to be returned to investors. For a period of time, the Advisor utilized a fair value that was indicative of the prospective return and timeline for that capital disbursement. On January 30, 2014, a cash disbursement from the company was received by the Fund in the amount at which it was fair valued. Subsequent to the cash receipt, the Advisor fair valued the security with no value given the prospects of future payment were questionable based on the information available.

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 91.96%

	Australia - 8.98%
2,820,159	Amcor, Ltd.	$26,432,952
1,529,544	Australia & New Zealand
	Banking Group, Ltd.	40,331,437
15,843,665	DUET Group	28,979,076
8,500,000	Myer Holdings, Ltd.	18,820,105
1,384,857	National Australia Bank, Ltd.	40,297,599
11,416,358	Orora, Ltd. *	12,788,516
1,685,519	Premier Investments, Ltd.	11,254,878
8,029,325	Telstra Corp., Ltd.	36,118,088
4,187,147	Toll Holdings, Ltd.	20,483,898
		235,506,549

	Brazil - 1.94%
1,833,819	CCR S.A.	11,808,784
2,875,824	Vale S.A., ADR	39,111,206
		50,919,990

	Canada - 1.17%
331,508	Bank of Montreal	20,258,078
300,271	Crescent Point Energy Corp.	10,385,130
		30,643,208

	China - 0.64%
12,905,500	Sinopec Engineering Group
	Co Ltd., Class H	16,689,150

	Cyprus - 0.72%
2,855,160	ProSafe SE	18,979,972

	Denmark - 0.79%
2,200,000	TDC A/S	20,678,187

	France - 4.79%
343,291	Eutelsat Communications S.A.	10,424,364
1,946,496	GDF Suez	43,014,528
155,500	Neopost S.A.	13,191,563
255,100	Sodexo	25,146,852
595,092	Total S.A.	33,982,096
		125,759,403

	Germany - 3.91%
1,450,000	Deutsche Post AG	50,200,619
413,299	Siemens AG	52,374,823
		102,575,442

		Value
Shares		(note 2)

	Hong Kong - 3.06%
6,736,000	NWS Holdings, Ltd.	$9,769,360
9,894,000	Shanghai Industrial
	Holdings, Ltd.	32,942,618
7,972,000	SJM Holdings, Ltd.	24,848,966
1,173,500	Swire Pacific, Ltd., Class A	12,681,503
		80,242,447

	Italy - 1.56%
1,801,611	ENI SpA	40,942,667

	Japan - 2.41%
11,818,100	Mizuho Financial Group, Inc.	25,331,936
694,300	Nippon Telegraph and
	Telephone Corp.	37,789,980
		63,121,916

	Korea - 1.12%
340,000	KT&G Corp.	24,046,340
241,949	SK Telecom Co., Ltd., ADR	5,308,361
		29,354,701

	Luxembourg - 1.01%
826,860	SES	26,558,147

	Malaysia - 0.91%
8,254,800	Malayan Banking Bhd	23,754,288

	New Zealand - 1.24%
17,094,261	Telecom Corp. of New
	Zealand, Ltd.	32,463,300

	Norway - 0.62%
456,016	Seadrill, Ltd.	16,352,054

	Spain - 1.68%
1,775,525	Gas Natural SDG S.A.	43,953,795

	Sweden - 1.89%
1,857,000	Nordea Bank AB	24,858,641
946,362	Swedbank AB, A Shares	24,744,606
		49,603,247

	Switzerland - 4.67%
996,836	Novartis AG	78,942,067
97,497	Roche Holding AG	26,808,583
57,523	Zurich Insurance Group AG *	16,705,240
		122,455,890

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

	Thailand - 0.27%
8,251,600	Charoen Pokphand Foods pcl	$7,124,223

	United Kingdom - 36.61%
2,142,859	Aberdeen Asset
	Management plc	13,766,489
3,912,485	Amlin plc	26,897,490
5,962,971	BAE Systems plc	42,062,614
2,850,000	Beazley plc	11,970,459
1,551,572	BHP Billiton plc	45,796,510
931,305	British American Tobacco plc	44,643,116
3,883,374	British Sky Broadcasting
	Group plc	55,922,730
1,404,500	Catlin Group, Ltd.	12,179,214
1,648,700	Compass Group plc	24,677,243
1,193,819	Dairy Crest Group plc	10,185,466
1,262,295	De La Rue plc	16,206,414
6,276,349	Electrocomponents plc	27,403,763
533,935	Galliford Try plc	10,295,832
1,933,931	GlaxoSmithKline plc	49,722,478
201,217	Greene King plc	2,836,441
3,447,200	HSBC Holdings plc	35,920,359
1,417,039	ICAP plc	9,003,396
710,679	Imperial Tobacco Group plc	25,970,959
3,458,384	Investec plc	22,286,113
1,390,832	Lancashire Holdings, Ltd.	17,239,357
4,781,737	National Grid plc	62,020,853
2,590,925	Phoenix Group Holdings	31,283,957
1,872,028	Royal Dutch Shell plc,
	A Shares	64,660,211
2,349,568	Smiths Group plc	55,542,056
7,101,402	Smiths News plc	24,807,219
2,235,144	SSE plc	48,023,758
1,627,147	Tate & Lyle plc	20,262,101
3,965,259	The Sage Group plc	26,614,970
6,617,938	Tullett Prebon plc	36,119,009
23,077,197	Vodafone Group plc	85,945,307
		960,265,884

	United States - 11.97%
1,123,722	Ares Capital Corp.	19,901,117
1,076,418	Cisco Systems, Inc.	23,584,318
320,000	Kohl’s Corp.	16,201,600
853,773	Merck & Co., Inc.	45,224,356
1,119,203	Microsoft Corp.	42,361,833
1,575,277	Pfizer, Inc.	47,888,421
351,698	Reynolds American, Inc.	17,057,353
748,015	Six Flags Entertainment Corp.	26,846,258
913,553	The Dow Chemical Co.	41,575,797
350,746	United Parcel Service, Inc.,
	Class B	33,401,542
		314,042,595

	Total common stocks
	(Cost $2,312,727,968)	2,411,987,055

		Value
Shares		(note 2)

Partnerships - 1.41%

	United States - 1.41%
2,641,966	Och-Ziff Capital Management
	Group LLC, Class A	$36,934,685

	Total partnerships
	(Cost $33,680,442)	36,934,685

REITs - 3.99%

	Australia - 2.09%
20,762,103	Westfield Retail Trust	54,873,275

	Netherlands - 0.59%
378,480	Eurocommercial Properties N.V.	15,568,902

	United Kingdom - 1.31%
6,204,537	Segro plc	34,382,953

	Total REITs
	(Cost $97,623,588)	104,825,130

	Total long-term investments
	(Cost $2,444,031,998)	2,553,746,870

Total investments - 97.36%
	(Cost $2,444,031,998)	2,553,746,870

Net other assets and liabilities – 2.64%		69,164,386

Total net assets – 100.00%		$2,622,911,256

*	Non-income producing security
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation	)
Australian Dollar (Short)	State Street Bank, London	4/9/14	240,000		$209,135,461	$505,740

During the six months ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $223 million or 8.5% of net assets.

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	9.48%
Diversified Banks	8.98
Industrial Conglomerates	5.74
Integrated Oil & Gas	5.32
Multi-Utilities	5.11
Integrated Telecommunication Services	4.84
Tobacco	4.26
Air Freight & Logistics	3.97
Cable & Satellite	3.54
Wireless Telecommunication Services	3.48
Asset Management & Custody Banks	2.69
Retail REITs	2.69
Restaurants	2.01
Property & Casualty Insurance	1.95
Electric Utilities	1.83
Diversified Metals & Mining	1.75
Investment Banking & Brokerage	1.72
Gas Utilities	1.68
Systems Software	1.61
Aerospace & Defense	1.60
Diversified Chemicals	1.58
Paper Packaging	1.50
Steel	1.49
Packaged Foods & Meats	1.43
Department Stores	1.34
Industrial REIT’s	1.31
Life & Health Insurance	1.19
Technology Distributors	1.04
Construction & Engineering	1.03
Leisure Facilities	1.02
Application Software	1.01
Casinos & Gaming	0.95
Distributors	0.95
Communications Equipment	0.90
Diversified Capital Markets	0.85
Oil & Gas Equipment & Services	0.72
Reinsurance	0.66
Multi-line Insurance	0.64
Oil & Gas Drilling	0.62
Commercial Printing	0.62
Office Electronics	0.50
Diversified Real Estate Activities	0.48
Highways & Railtracks	0.45
Apparel Retail	0.43
Oil & Gas Exploration & Production	0.40
Long-Term Investments	97.36
Total Investments	97.36
Net Other Assets and Liabilities	2.64
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$235,506,549	$—	$—	$235,506,549
Brazil	50,919,990	—	—	50,919,990
Canada	30,643,208	—	—	30,643,208
China	16,689,150	—	—	16,689,150
Cyprus	18,979,972	—	—	18,979,972
Denmark	20,678,187	—	—	20,678,187
France	125,759,403	—	—	125,759,403
Germany	102,575,442	—	—	102,575,442
Hong Kong	80,242,447	—	—	80,242,447
Italy	40,942,667	—	—	40,942,667
Japan	63,121,916	—	—	63,121,916
Korea	29,354,701	—	—	29,354,701
Luxembourg	26,558,147	—	—	26,558,147
Malaysia	23,754,288	—	—	23,754,288
New Zealand	32,463,300	—	—	32,463,300
Norway	16,352,054	—	—	16,352,054
Spain	43,953,795	—	—	43,953,795
Sweden	49,603,247	—	—	49,603,247
Switzerland	122,455,890	—	—	122,455,890
Thailand	7,124,223	—	—	7,124,223
United Kingdom	960,265,884	—	—	960,265,884
United States	314,042,595	—	—	314,042,595
Total Common Stocks	2,411,987,055	—	—	2,411,987,055

Partnerships
United States	36,934,685	—	—	36,934,685
Total Partnerships	36,934,685	—	—	36,934,685

REITs
Australia	54,873,275	—	—	54,873,275
Netherlands	15,568,902	—	—	15,568,902
United Kingdom	34,382,953	—	—	34,382,953
Total REITs	104,825,130	—	—	104,825,130

Total Investments	$2,553,746,870	$—	$—	$2,553,746,870

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	505,740	—	505,740
Total Financial Derivative Instruments	$—	$505,740	$—	$505,740

* These investments are recorded at the unrealized gain or loss on the investment.

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 96.28%

	China - 4.87%
43,132	51job, Inc., ADR *	$3,149,067
47,993	Baidu, Inc., ADR *	7,510,905
103,807	NetEase.com, Inc., ADR *	7,782,411
		18,442,383

	Ireland - 1.75%
83,000	Accenture plc, Class A	6,630,040

	Japan - 2.57%
19,100	Nuflare Technology, Inc.	2,018,988
466,800	Rakuten, Inc.	7,693,953
		9,712,941

	Korea - 1.38%
4,368	Samsung Electronics Co., Ltd.	5,223,562

	Netherlands - 2.97%
64,544	ASML Holding N.V.	5,482,438
156,305	Yandex N.V., Class A *	5,744,209
		11,226,647

	Russia - 1.67%
169,526	Mail.ru Group, Ltd., GDR	6,318,234

	Taiwan - 1.53%
341,260	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	5,774,119

	United Kingdom - 2.08%
189,635	Rightmove plc	7,893,275

	United States - 77.46%
107,292	ACI Worldwide, Inc. *	6,502,968
18,021	Amazon.com, Inc. *	6,463,952
22,686	Apple, Inc.	11,356,612
343,146	Applied Materials, Inc.	5,771,716
109,767	Arrow Electronics, Inc. *	5,639,828

		Value
Shares		(note 2)

	United States (continued)
379,126	Cadence Design Systems,
	Inc. *	$5,353,259
279,309	Cisco Systems, Inc.	6,119,660
72,093	Cognizant Technology Solutions
	Corp., Class A *	6,987,253
140,111	Comcast Corp., Class A	7,629,044
115,408	eBay, Inc. *	6,139,706
232,258	EMC Corp.	5,629,934
32,325	Equinix, Inc. *	5,986,590
69,486	F5 Networks, Inc. *	7,435,002
134,899	Facebook, Inc., Class A *	8,440,630
256,372	Finisar Corp. *	6,078,580
133,516	Fiserv, Inc. *	7,483,572
77,081	FleetCor Technologies, Inc. *	8,195,252
70,895	Gilead Sciences, Inc. *	5,717,682
9,011	Google, Inc., Class A *	10,641,721
202,244	Hewlett-Packard Co.	5,865,076
180,914	HomeAway, Inc. *	7,392,146
225,839	Juniper Networks, Inc. *	6,009,576
85,240	MasterCard, Inc., Class A	6,450,963
316,166	Micron Technology, Inc. *	7,284,465
141,076	NetApp, Inc.	5,973,158
184,700	Oracle Corp.	6,815,430
217,643	Pandora Media, Inc. *	7,850,383
5,631	Priceline.com, Inc. *	6,446,876
67,439	Qihoo 360 Technology Co.,
	Ltd., ADR *	6,816,734
165,519	QUALCOMM, Inc.	12,284,820
96,604	SanDisk Corp.	6,718,808
237,222	Symantec Corp.	5,078,923
163,752	Synopsys, Inc. *	6,527,155
140,600	Texas Instruments, Inc.	5,961,440
58,403	Time Warner Cable, Inc.	7,783,368
48,196	Towers Watson & Co., Class A	5,635,076
72,787	TripAdvisor, Inc. *	5,618,428
32,912	Visa, Inc., A Shares	7,090,232
207,617	Web.com Group, Inc. *	7,017,455
122,063	Western Digital Corp.	10,518,169
76,592	WEX, Inc. *	6,308,117
172,038	Yahoo!, Inc. *	6,196,809
		293,216,568

	Total common stocks
	(Cost $257,444,131)	364,437,769

	Total long-term investments
	(Cost $257,444,131)	364,437,769

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

Short-term investment - 4.00%
15,155,539	Fidelity Institutional
	Treasury Portfolio	$15,155,539

	Total short-term investment
	(Cost $15,155,539)	15,155,539

Total investments - 100.28%
	(Cost $272,599,670)	379,593,308

Net other assets and liabilities – (0.28)%		(1,062,216)

Total net assets – 100.00%		$378,531,092

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Internet Software & Services	22.84%
Communications Equipment	10.02
Data Processing & Outsourced Services	9.39
Internet Retail	8.88
Computer Storage & Peripherals	7.62
Semiconductors	6.40
Application Software	4.86
Computer Hardware	4.55
Cable & Satellite	4.07
IT Consulting & Other Services	3.60
Semiconductor Equipment	3.51
Systems Software	3.14
Human Resource & Employment Services	2.32
Publishing	2.08
Biotechnology	1.51
Technology Distributors	1.49
Long-Term Investments	96.28
Short-Term Investment	4.00
Total Investments	100.28
Net Other Assets and Liabilities	(0.28)
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
China	$18,442,383	$—	$—	$18,442,383
Ireland	6,630,040	—	—	6,630,040
Japan	9,712,941	—	—	9,712,941
Korea	5,223,562	—	—	5,223,562
Netherlands	11,226,647	—	—	11,226,647
Russia	6,318,234	—	—	6,318,234
Taiwan	5,774,119	—	—	5,774,119
United Kingdom	7,893,275	—	—	7,893,275
United States	293,216,568	—	—	293,216,568
Total Common Stocks	364,437,769	—	—	364,437,769

Short-Term Investment	15,155,539	—	—	15,155,539
Total Investments	$379,593,308	$—	$—	$379,593,308

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 88.42%

		Austria – 1.03%
USD	275,000	Sappi Papier Holding GmbH (a)	6.625%	4/15/21	$277,750

		Canada – 2.81%
USD	500,000	Garda World Security Corp. (a)	7.250%	11/15/21	515,625
USD	250,000	New Gold, Inc. (a)	6.250%	11/15/22	241,250
					756,875

		Ireland – 1.01%
USD	250,000	Nara Cable Funding, Ltd. (a)	8.875%	12/1/18	272,500

		Luxembourg – 6.21%
USD	278,585	ARD Finance S.A. (a)	11.125%	6/1/18	298,782
USD	500,000	Intelsat Luxembourg S.A. (a)	7.750%	6/1/21	538,125
USD	539,000	Orion Engineered Carbons Finance & Co. SCA (a)	9.250%	8/1/19	561,908
USD	250,000	Wind Acquisition Finance S.A. (a)	6.500%	4/30/20	273,750
					1,672,565

		Netherlands – 1.03%
USD	275,000	VTR Finance BV (a)	6.875%	1/15/24	276,006

		Norway – 1.93%
USD	515,000	Seadrill, Ltd. (a)	6.125%	9/15/20	520,150

		Sweden – 1.00%
USD	250,000	Perstorp Holding AB (a)	8.750%	5/15/17	268,125

		United Kingdom – 1.91%
USD	500,000	Tullow Oil plc (a)	6.000%	11/1/20	513,750

		United States – 71.49%
USD	275,000	Advanced Micro Devices, Inc.	7.750%	8/1/20	275,000
USD	500,000	Ancestry.com, Inc. (a)	9.625%	10/15/18	523,750
USD	500,000	Artesyn Escrow, Inc. (a)	9.750%	10/15/20	521,250
USD	250,000	Blackboard, Inc. (a)	7.750%	11/15/19	255,625
USD	275,000	BlueLine Rental Finance Corp. (a)	7.000%	2/1/19	284,969
USD	325,000	BMC Software Finance, Inc. (a)	8.125%	7/15/21	337,187
USD	250,000	Caesars Entertainment Resort Properties LLC (a)	8.000%	10/1/20	260,625
USD	335,000	Calumet Specialty Products Partners LP	7.625%	1/15/22	355,519
USD	275,000	Chassix Holdings, Inc. (a)	10.000%	12/15/18	279,125
USD	225,000	Chassix, Inc. (a)	9.250%	8/1/18	241,313
USD	250,000	Chesapeake Energy Corp.	5.750%	3/15/23	261,562
USD	200,000	CIT Group, Inc.	5.375%	5/15/20	212,750
USD	250,000	Clear Channel Communications, Inc.	9.000%	3/1/21	253,750

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	250,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625%	3/15/20	$265,000
USD	500,000	Coeur Mining, Inc.	7.875%	2/1/21	513,750
USD	250,000	Consolidated Container Co. LLC (a)	10.125%	7/15/20	266,250
USD	250,000	CPG Merger Sub LLC (a)	8.000%	10/1/21	265,625
USD	250,000	Crestview DS Merger Sub II, Inc. (a)	10.000%	9/1/21	273,750
USD	500,000	Digicel Group, Ltd. (a)	8.250%	9/30/20	522,500
USD	250,000	DISH DBS Corp.	6.750%	6/1/21	267,500
USD	500,000	Energy XXI Gulf Coast, Inc. (a)	7.500%	12/15/21	521,250
USD	500,000	Foresight Energy LLC (a)	7.875%	8/15/21	515,625
USD	250,000	Gardner Denver, Inc. (a)	6.875%	8/15/21	251,875
USD	250,000	HD Supply, Inc.	7.500%	7/15/20	268,125
USD	500,000	Headwaters, Inc. (a)	7.250%	1/15/19	515,000
USD	500,000	Hockey Merger Sub 2, Inc. (a)	7.875%	10/1/21	522,500
USD	250,000	Hot Topic, Inc. (a)	9.250%	6/15/21	266,250
USD	250,000	ILFC E-Capital Trust II (a)	6.250%	12/21/65	236,250
USD	200,000	j2 Global, Inc.	8.000%	8/1/20	216,000
USD	250,000	Jefferies LoanCore LLC (a)	6.875%	6/1/20	251,250
USD	500,000	Landry’s, Inc. (a)	9.375%	5/1/20	546,250
USD	250,000	Momentive Performance Materials, Inc.	8.875%	10/15/20	268,125
USD	500,000	MPH Intermediate Holding Co. (a)	8.375%	8/1/18	516,875
USD	250,000	Murray Energy Corp. (a)	8.625%	6/15/21	263,125
USD	282,000	NCR Escrow Corp. (a)	6.375%	12/15/23	294,690
USD	250,000	Nuance Communications, Inc. (a)	5.375%	8/15/20	245,625
USD	250,000	Onex USI Acquisition Corp. (a)	7.750%	1/15/21	257,812
USD	280,000	Parker Drilling Co. (a)	6.750%	7/15/22	286,650
USD	500,000	PC Nextco Holdings LLC (a)	8.750%	8/15/19	517,500
USD	250,000	Pinnacle Operating Corp. (a)	9.000%	11/15/20	270,000
USD	500,000	Pittsburgh Glass Works LLC (a)	8.000%	11/15/18	542,500
USD	500,000	Plastipak Holdings, Inc. (a)	6.500%	10/1/21	515,000
USD	250,000	PQ Corp. (a)	8.750%	5/1/18	273,125
USD	250,000	Quiksilver, Inc.	10.000%	8/1/20	283,125
USD	250,000	RCN Telecom Services LLC (a)	8.500%	8/15/20	254,375
USD	250,000	Reynolds Group Issuer, Inc.	8.250%	2/15/21	266,875
USD	250,000	Rite Aid Corp.	6.750%	6/15/21	265,000
USD	450,000	Sanchez Energy Corp. (a)	7.750%	6/15/21	466,875
USD	300,000	Sirius XM Holdings, Inc. (a)	4.250%	5/15/20	280,875
USD	250,000	Snoqualmie Entertainment Authority (a)	9.125%	2/1/15	250,000
USD	250,000	Sophia Holding Finance LP (a)	9.625%	12/1/18	260,000
USD	250,000	Sprint Corp. (a)	7.125%	6/15/24	251,875
USD	500,000	Swift Energy Co.	7.875%	3/1/22	512,500
USD	250,000	Titan International, Inc. (a)	6.875%	10/1/20	265,000
USD	250,000	TMS International Corp. (a)	7.625%	10/15/21	267,500
USD	250,000	Univision Communications, Inc. (a)	8.500%	5/15/21	275,625
USD	500,000	Wok Acquisition Corp. (a)	10.250%	6/30/20	545,625
					19,243,452

		Total corporate bonds
		(Cost $23,274,454)			23,801,173

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

Preferred stock – 3.61%

	United States - 3.61%
1,000	Ally Financial, Inc. 7%,
	3/03/14 (a) (b)	$972,844

	Total preferred stock
	(Cost $973,125)	972,844

	Total long-term investments
	(Cost $24,247,579)	24,774,017

Short-term investment - 6.01%
1,617,464	Fidelity Institutional
	Treasury Portfolio	1,617,464

	Total short-term investment
	(Cost $1,617,464)	1,617,464

Total investments - 98.04% (c)
	(Cost $25,865,043)	26,391,481

Net other assets and liabilities – 1.96%		526,864

Total net assets – 100.00%		$26,918,345

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2014, the restricted securities held by the Fund had an aggregate value of $20,289,436, which represented 75.4% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)
All or a portion of these securities and short-term investments were segregated as collateral for open delayed-delivery purchases of the Fund. At January 31, 2014, the aggregate amount available to cover segregation requirements was $25,696,481.

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Oil & Gas Exploration & Production	8.46%
Auto/Truck Parts & Equipment - Original	4.93
Retail - Restaurants	4.06
Diversified Banking Institution	3.61
Chemicals - Diversified	3.08
Oil & Gas Drilling	3.00
Broadcast Services/Programs	2.95
Cable TV	2.95
Containers - Paper/Plastic	2.90
Insurance Brokers	2.90
Coal	2.89
Cellular Telecommunications	2.88
Satellite Telecommunications	2.00
E-Commerce/Services	1.95
Power Conversion/Supply Equipment	1.94
Retail - Leisure Products	1.92
Security Services	1.92
Special Purpose Entity	1.92
Building Products - Cement Aggregates	1.91
Precious Metals	1.91
Oil & Gas Refining & Marketing	1.32
Enterprise Software/Services	1.25
Containers - Metal/Glass	1.11
Computers - Integrated Systems	1.09
Machinery - Construction & Mining	1.06
Apparel Manufacturers	1.05
Radio	1.04
Paper & Related Products	1.03
Beverages - Non-alcoholic	1.02
Electronic Components - Semiconductors	1.02
Telecommunication Services	1.02
Television	1.02
Chemicals - Specialty	1.01
Agricultural Operations	1.00
Chemicals - Other	1.00
Distribution/Wholesale	1.00
Building & Construction Products - Miscellaneous	0.99
Commercial Services	0.99
Consumer Products - Miscellaneous	0.99
Retail - Apparel/Shoe	0.99
Retail - Drug Store	0.98
Casino Hotels	0.97
Commercial Banks Non-US	0.97
Educational Software	0.95
Specified Purpose Acquisition	0.94
Casino Services	0.93
Finance - Commercial	0.93
Applications Software	0.91
Gold Mining	0.90
Finance - Leasing Company	0.88
Computer Services	0.80
Commercial Banks - Eastern US	0.79
Long-Term Investments	92.03
Short-Term Investment	6.01
Total Investments	98.04
Net Other Assets and Liabilities	1.96
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

High Yield Opportunities Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Corporate Bonds
Austria	$—	$277,750	$—	$277,750
Canada	—	756,875	—	756,875
Ireland	—	272,500	—	272,500
Luxembourg	—	1,672,565	—	1,672,565
Netherlands	—	276,006	—	276,006
Norway	—	520,150	—	520,150
Sweden	—	268,125	—	268,125
United Kingdom	—	513,750	—	513,750
United States	—	19,243,452	—	19,243,452
Total Corporate Bonds	—	23,801,173	—	23,801,173

Preferred Stock
United States	—	972,844	—	972,844
Total Preferred Stock	—	972,844	—	972,844

Short-Term Investment	1,617,464	—	—	1,617,464
Total	$1,617,464	$24,774,017	$—	$26,391,481

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2014

		Value
Shares		(note 2)

Common stocks - 93.90%

	Australia - 1.41%
5,412,166	African Petroleum Corp.,
	Ltd. (a) *	$1,136,750
4,400,000	Fortescue Metals Group, Ltd.	20,524,022
1,004,593	National Australia Bank, Ltd.	29,232,395
		50,893,167

	Austria - 1.42%
1,400,000	Erste Group Bank AG	50,990,283

	Brazil - 0.85%
2,280,000	BM&FBOVESPA S.A.	9,060,479
371,000	Cielo S.A.	9,875,910
245,000	Embraer S.A., ADR	7,519,050
416,300	Via Varejo S.A. *	3,984,887
		30,440,326

	China - 3.09%
220,594	Baidu, Inc., ADR *	34,522,961
34,842,000	China Construction Bank
	Corp., Class H	24,188,977
24,292,500	China Galaxy Securities Co.,
	Ltd., Class H *	17,553,379
8,628,000	China Oilfield Services, Ltd.,
	Class H	22,948,582
1,500,000	Ping An Insurance (Group)
	Co. of China, Ltd., Class H	12,142,894
		111,356,793

	Denmark - 1.55%
5,000	AP Moeller-Maersk A/S,
	Class B	55,762,418

	Finland - 1.77%
9,200,000	Nokia Oyj *	63,839,343

	France - 8.45%
1,750,000	Accor S.A.	83,516,531
1,650,000	AXA S.A.	43,394,407
945,000	Renault S.A.	82,537,983
964,486	Sodexo	95,075,604
		304,524,525

	Germany - 11.09%
521,519	Continental AG	112,363,745
2,699,918	Deutsche Post AG	93,474,176
684,367	Fresenius SE & Co., KGaA	106,745,579
1,940,826	ProSiebenSat.1 Media AG	87,139,607
		399,723,107

		Value
Shares		(note 2)

	Hong Kong - 3.35%
8,309,600	AIA Group, Ltd.	$38,370,277
3,616,000	Cheung Kong Holdings, Ltd.	53,654,551
9,235,000	SJM Holdings, Ltd.	28,785,775
		120,810,603

	India - 0.83%
1,075,143	Tata Motors, Ltd., ADR	29,942,733

	Indonesia - 0.68%
35,935,500	PT Bank Rakyat Indonesia Tbk	24,501,477

	Japan - 18.41%
10,008,000	Ebara Corp.	65,041,715
343,700	Fanuc, Ltd.	56,414,300
11,889,000	Hitachi, Ltd.	92,160,987
905,900	JSR Corp.	16,394,334
1,213,000	Kirin Holdings Co., Ltd.	16,692,552
1,247,400	Mitsui & Co., Ltd.	16,909,553
43,013,700	Mizuho Financial Group, Inc.	92,199,279
2,405,400	NKSJ Holdings, Inc.	63,825,383
9,311,000	Obayashi Corp.	55,681,912
1,674,100	Sekisui House, Ltd.	23,496,715
1,374,700	Sumitomo Mitsui Financial
	Group, Inc.	64,907,045
920,500	Takeda Pharmaceutical
	Co., Ltd.	43,182,505
1,675,600	Tokyu Fudosan Holdings Corp.	14,546,904
3,160,000	Toray Industries, Inc.	20,938,827
361,900	Toyota Motor Corp.	20,976,527
		663,368,538

	Korea - 0.83%
136,507	Hyundai Motor Co.	29,906,938

	Mexico - 0.58%
82,000	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR	7,399,680
550,000	Grupo Aeroportuario del
	Centro Norte, S.A.B. de C.V. *	1,707,081
3,700,000	Grupo Mexico S.A.B. de C.V.,
	Series B	11,918,349
		21,025,110

	Netherlands - 7.54%
585,000	Airbus Group N.V.	41,508,723
1,114,101	ASML Holding N.V.	94,632,960
10,500,000	Koninklijke KPN N.V. *	39,269,409
2,759,000	Koninklijke Philips N.V.	96,152,241
		271,563,333

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2014 (continued)

		Value
Shares		(note 2)

	Panama - 0.17%
47,200	Copa Holdings S.A., Class A	$6,169,040

	Russia - 0.34%
16,000,000	RusPetro plc (a) *	6,312,571
550,000	TCS Group Holdings plc, GDR *	5,995,000
		12,307,571

	Singapore - 1.18%
3,295,000	DBS Group Holdings, Ltd.	42,505,306

	Spain - 4.29%
2,365,000	Amadeus IT Holding S.A.,
	A Shares	93,632,891
8,900,000	International Consolidated
	Airlines Group S.A. *	60,966,119
		154,599,010

	Switzerland - 7.21%
625,000	Cie Financiere Richemont S.A.	58,008,879
354,929	Roche Holding AG	97,594,220
5,250,000	UBS AG *	104,171,952
		259,775,051

	Taiwan - 1.13%
2,412,771	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	40,824,085

	United Kingdom - 11.72%
11,500,000	Barclays plc	51,515,675
5,534,536	Capita Group plc	89,480,958
17,852,977	Essar Energy, Ltd. (a) *	16,934,076
2,700,000	GlaxoSmithKline plc	69,418,553
6,500,000	HSBC Holdings plc	66,997,090
16,150,000	Standard Life plc	97,063,011
8,300,000	Vodafone Group plc	30,911,295
		422,320,658

	United States - 6.01%
67,611	Amazon.com, Inc. *	24,251,390
305,914	AmerisourceBergen Corp.	20,563,539
867,962	Cisco Systems, Inc.	19,017,047
268,807	Cognizant Technology
	Solutions Corp., Class A *	26,052,774
483,543	Comcast Corp., Class A	26,328,916
23,314	Google, Inc., Class A *	27,533,135

		Value
Shares		(note 2)

	United States- 6.01%
315,520	MasterCard, Inc., Class A	$23,878,554
23,266	Priceline.com, Inc. *	26,637,011
299,755	QUALCOMM, Inc.	22,247,816
		216,510,182
	Total common stocks
	(Cost $2,821,232,222)	$3,383,659,597

Preferred stocks - 1.10%

	Brazil - 0.29%
846,500	Itau Unibanco Holding S.A.	10,621,369

	Korea - 0.81%
32,767	Samsung Electronics Co., Ltd.	29,235,750

	Total preferred stocks
	(Cost $40,116,089)	39,857,119

	Total long-term investments
	(Cost $2,861,348,311)	3,423,516,716

Short-term investment - 4.74%
170,864,320	Fidelity Institutional
	Treasury Portfolio	170,864,320

	Total short-term investment
	(Cost $170,864,320)	170,864,320

Total investments - 99.74%
	(Cost $3,032,212,631)	3,594,381,036

Net other assets and liabilities – 0.26%		9,198,810

Total net assets – 100.00%		$3,603,579,846

*	Non-income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
Euro (Short)	State Street Bank, London	2/14/14	96,442		$130,071,665	$(71,665)
Euro (Short)	State Street Bank, London	2/14/14	74,186		100,055,127	(55,127)
Euro (Short)	State Street Bank, London	2/14/14	74,186		100,055,127	(55,127)
Japanese Yen (Short)	Citibank, N.A.	2/21/14	13,986,448		136,904,418	3,095,582
Japanese Yen (Short)	Citibank, N.A.	2/21/14	13,986,448		136,904,418	3,095,582
Japanese Yen (Short)	Deutsche Bank AG	2/21/14	6,265,644		61,330,393	(1,330,393)
Total						$4,678,852

During the six months ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $667.8 million or 18.5% of net assets.

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	12.70%
Pharmaceuticals	5.83
Life & Health Insurance	4.10
Automobile Manufacturers	3.70
Data Processing & Outsourced Services	3.53
Industrial Machinery	3.37
Auto Parts & Equipment	3.12
Health Care Equipment	2.96
Communications Equipment	2.92
Diversified Capital Markets	2.89
Industrial Conglomerates	2.67
Restaurants	2.64
Semiconductor Equipment	2.63
Air Freight & Logistics	2.59
Electronic Equipment & Instruments	2.56
Human Resource & Employment Services	2.48
Broadcasting	2.42
Hotels, Resorts & Cruise Lines	2.32
Semiconductors	1.94
Airlines	1.86
Property & Casualty Insurance	1.77
Internet Software & Services	1.72
Apparel, Accessories & Luxury Goods	1.61
Marine	1.55
Construction & Engineering	1.55
Real Estate Development	1.49
Internet Retail	1.41
Aerospace & Defense	1.36
Multi-line Insurance	1.20
Integrated Telecommunication Services	1.09
Wireless Telecommunication Services	0.86
Construction & Farm Machinery & Heavy Trucks	0.83
Casinos & Gaming	0.80
Cable & Satellite	0.73
IT Consulting & Other Services	0.72
Oil & Gas Exploration & Production	0.68
Homebuilding	0.65
Oil & Gas Drilling	0.64
Commodity Chemicals	0.58
Health Care Distributors	0.57
Steel	0.57
Investment Banking & Brokerage	0.49
Trading Companies & Distributors	0.47
Brewers	0.46
Specialty Chemicals	0.45
Diversified Real Estate Activities	0.40
Diversified Metals & Mining	0.33
Specialized Finance	0.25
Soft Drinks	0.21
Regional Banks	0.17
Home Improvement Retail	0.11
Airport Services	0.05
Long-Term Investments	95.00
Short-Term Investment	4.74
Total Investments	99.74
Net Other Assets and Liabilities	0.26
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$50,893,167	$—	$—	$50,893,167
Austria	50,990,283	—	—	50,990,283
Brazil	30,440,326	—	—	30,440,326
China	111,356,793	—	—	111,356,793
Denmark	55,762,418	—	—	55,762,418
Finland	63,839,343	—	—	63,839,343
France	304,524,525	—	—	304,524,525
Germany	399,723,107	—	—	399,723,107
Hong Kong	120,810,603	—	—	120,810,603
India	29,942,733	—	—	29,942,733
Indonesia	24,501,477	—	—	24,501,477
Japan	663,368,538	—	—	663,368,538
Korea	29,906,938	—	—	29,906,938
Mexico	21,025,110	—	—	21,025,110
Netherlands	271,563,333	—	—	271,563,333
Panama	6,169,040	—	—	6,169,040
Russia	12,307,571	—	—	12,307,571
Singapore	42,505,306	—	—	42,505,306
Spain	154,599,010	—	—	154,599,010
Switzerland	259,775,051	—	—	259,775,051
Taiwan	40,824,085	—	—	40,824,085
United Kingdom	422,320,658	—	—	422,320,658
United States	216,510,182	—	—	216,510,182
Total Common Stocks	3,383,659,597	—	—	3,383,659,597

Preferred Stocks
Brazil	10,621,369	—	—	10,621,369
Korea	29,235,750	—	—	29,235,750
Total Preferred Stocks	39,857,119	—	—	39,857,119

Short-Term Investment	170,864,320	—	—	170,864,320
Total Investments	$3,594,381,036	$—	$—	$3,594,381,036

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	6,191,164	—	6,191,164
Total Financial Derivative Instruments	$—	$6,191,164	$—	$6,191,164

Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(1,512,312)	—	(1,512,312)
Total Financial Derivative Instruments	$—	$(1,512,312)	$—	$(1,512,312)

* These investments are recorded at the unrealized gain or loss on the investment.

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 92.51%

		France – 2.67%
USD	600,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$640,500
EUR	145,000	Europcar Groupe S.A.	9.375%	4/15/18	206,458
EUR	150,000	SMCP SAS	8.875%	6/15/20	216,673
					1,063,631

		Germany – 2.80%
EUR	400,000	Kabel Deutschland Vertrieb und Service GmbH	6.500%	6/29/18	569,815
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	7.500%	3/15/19	548,125
					1,117,940

		Ireland – 2.14%
EUR	440,000	Ardagh Glass Finance plc	8.750%	2/1/20	633,532
EUR	150,000	Ardagh Packaging Finance plc	9.250%	10/15/20	221,362
					854,894

		Italy – 0.78%
GBP	200,000	Assicurazioni Generali SpA (b)	6.269%	6/16/26	309,053

		Jamaica – 1.86%
USD	710,000	Digicel, Ltd. (a)	8.250%	9/1/17	739,820

		Luxembourg – 7.74%
USD	465,000	Dufry Finance SCA (a)	5.500%	10/15/20	478,950
EUR	150,000	Geo Travel Finance SCA	10.375%	5/1/19	219,289
USD	157,000	Intelsat Jackson Holdings S.A. (a)	5.500%	8/1/23	150,524
EUR	130,000	Numericable Finance & Co. SCA	12.375%	2/15/19	213,991
EUR	300,000	Ontex IV S.A.	9.000%	4/15/19	432,933
EUR	800,000	Telenet Finance Luxembourg SCA	6.375%	11/15/20	1,165,276
EUR	298,000	Wind Acquisition Finance S.A.	11.750%	7/15/17	425,022
					3,085,985

		Netherlands – 3.95%
EUR	150,000	Linde Finance B.V.	7.375%	7/14/66	228,048
EUR	100,000	TMF Group Holding B.V.	9.875%	12/1/19	149,646
EUR	93,000	UPC Holding B.V.	8.375%	8/15/20	138,182
USD	150,000	UPCB Finance III, Ltd. (a)	6.625%	7/1/20	159,750
EUR	625,000	Ziggo Bond Co. B.V. (a)	8.000%	5/15/18	897,728
					1,573,354

		United Kingdom – 48.72%
GBP	700,000	AA Bond Co., Ltd.	9.500%	7/31/19	1,274,145
GBP	205,000	Arqiva Broadcast Finance plc (a)	9.500%	3/31/20	376,597

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
GBP	200,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	$367,411
EUR	700,000	BAA Funding, Ltd.	4.600%	2/15/18	1,060,563
GBP	200,000	Bakkavor Finance 2 plc	8.250%	2/15/18	352,452
GBP	250,000	Barclays Bank plc	10.000%	5/21/21	541,377
USD	235,000	Barclays Bank plc (b)	6.860%	6/15/32	244,870
GBP	150,000	BAT International Finance plc	6.000%	6/29/22	293,432
USD	490,000	British Sky Broadcasting Group plc (a)	3.125%	11/26/22	467,403
GBP	650,000	Daily Mail & General Trust	5.750%	12/7/18	1,172,592
GBP	400,000	F&C Finance plc	9.000%	12/20/16	752,371
GBP	200,000	Gala Electric Casinos plc	11.500%	6/1/19	352,616
GBP	400,000	Gala Group Finance plc	8.875%	9/1/18	701,945
EUR	320,000	Global Switch Holdings, Ltd.	5.500%	4/18/18	496,565
GBP	150,000	Hastings Insurance Group Finance plc	8.000%	10/21/20	255,215
USD	200,000	Imperial Tobacco Finance plc (a)	3.500%	2/11/23	191,284
GBP	501,000	ITV plc	5.375%	10/19/15	876,287
GBP	500,000	Legal & General Group plc (b)	6.385%	5/2/17	875,376
USD	1,100,000	Lloyds Banking Group plc (a) (b)	6.267%	11/14/16	1,078,000
USD	200,000	Pearson Funding Five plc (a)	3.250%	5/8/23	186,359
USD	400,000	Prudential plc (b)	6.500%	3/23/14	403,000
EUR	510,000	Rexam plc	6.750%	6/29/67	732,546
USD	400,000	Royal Bank of Scotland Group plc (b)	7.640%	9/30/17	396,000
USD	1,100,000	Standard Chartered plc (b)	6.409%	1/1/00	1,172,187
GBP	50,000	Tesco plc	5.500%	12/13/19	92,620
GBP	89,000	Tesco plc	6.125%	2/24/22	168,164
GBP	50,000	Tesco plc	5.000%	3/24/23	87,027
GBP	67,000	Thames Water Utilities Finance, Ltd.	5.375%	7/21/25	119,567
GBP	300,000	Thomas Cook Group plc	7.750%	6/22/17	537,555
GBP	450,000	Towergate Finance plc	8.500%	2/15/18	784,140
GBP	710,000	Virgin Media Finance plc	8.875%	10/15/19	1,272,213
GBP	500,000	William Hill plc	7.125%	11/11/16	925,104
GBP	100,000	WPP 2012 Ltd.	6.000%	4/4/17	183,888
USD	595,000	WPP Finance 2010	4.750%	11/21/21	635,245
					19,426,116

		United States – 21.85%
USD	526,000	Avis Budget Car Rental LLC	5.500%	4/1/23	510,220
USD	86,000	BMC Software Finance, Inc. (a)	8.125%	7/15/21	89,225
USD	200,000	CenturyLink, Inc.	5.800%	3/15/22	198,000
USD	347,000	CenturyLink, Inc.	7.600%	9/15/39	311,432
USD	66,000	CHS/Community Health Systems, Inc. (a)	6.875%	2/1/22	67,774
USD	600,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	639,750
USD	125,000	First Data Corp. (a)	10.625%	6/15/21	136,875
USD	75,000	First Data Corp. (a)	11.250%	1/15/21	83,062
USD	600,000	HCA Holdings, Inc.	7.750%	5/15/21	660,000
EUR	600,000	Infor (US), Inc.	10.000%	4/1/19	922,510
USD	950,000	Iron Mountain, Inc.	6.000%	8/15/23	982,062
EUR	2,500,000	Lehman Brothers UK Capital Funding IV LP (b) (c) (d) (e)	5.750%	4/25/14	—
EUR	775,000	Levi Strauss & Co.	7.750%	5/15/18	1,106,410
USD	140,000	Regal Entertainment Group	9.125%	8/15/18	151,900
USD	160,000	Regal Entertainment Group	5.750%	2/1/25	152,800

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	205,000	Regal Entertainment Group	5.750%	6/15/23	$202,950
USD	250,000	Reynolds Group Issuer, Inc.	5.750%	10/15/20	256,875
USD	540,000	Service Corp. International	7.625%	10/1/18	625,050
USD	140,000	Sprint Corp. (a)	7.875%	9/15/23	149,800
USD	210,000	Sprint Corp. (a)	7.125%	6/15/24	211,575
USD	38,000	T-Mobile USA, Inc.	6.633%	4/28/21	40,138
USD	460,000	T-Mobile USA, Inc.	6.125%	1/15/22	471,500
USD	60,000	Tenet Healthcare Corp. (a)	6.000%	10/1/20	63,263
USD	125,000	Tenet Healthcare Corp.	8.000%	8/1/20	136,875
USD	496,000	Tenet Healthcare Corp.	8.125%	4/1/22	542,500
					8,712,546
		Total corporate bonds
		(Cost $36,710,033)			36,883,339

US government obligations – 0.99%

		United States - 0.99%
USD	400,000	United States Treasury Note (f)	0.875%	1/31/18	395,609
		Total US government obligations
		(Cost $395,726)			395,609
		Total long-term investments
		(Cost $37,105,759)			37,278,948

Shares

Short-term investment - 4.13%
	1,643,925	Fidelity Institutional Treasury Portfolio			1,643,925
		Total short-term investment
		(Cost $1,643,925)			1,643,925

Total investments - 97.63% (g)
		(Cost $38,749,684)			38,922,873
Net other assets and liabilities – 2.37%					946,329
Total net assets – 100.00%					$39,869,202

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2014, the restricted securities held by the Fund had an aggregate value of $6,716,614, which represented 16.8% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Security is in default.
(d)	Fair valued at January 31, 2014 as determined in good faith using procedures approved by the Board of Trustees.
(e)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(f)	A portion of this security is held at the broker as collateral for swap contracts.
(g)
All or a portion of these securities and short-term investments were segregated as collateral for open futures contracts and swap contracts. At January 31, 2014, the aggregate amount available to cover segregation requirements was $38,922,873.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation	)
Euro (Short)	Deutsche Bank AG	2/21/14	8,952		$12,074,177	$47,371
British Pound (Short)	Citibank, N.A.	2/21/14	8,048		13,228,559	17,905
Total						$65,276

During the six months ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $29.1 million or 73.0% of net assets.

The Fund held the following open futures contracts at January 31, 2014:

			Current	Unrealized
	Number of	Expiration	notional	appreciation/
	contracts	date	value	(depreciation	)
UK Long Gilt Bond (Long)	15	3/27/14	$2,722,050	$29,956
US Treasury 10 Year Note (Long)	45	3/20/14	5,658,750	37,187
Total				$67,143

During the six months ended January 31, 2014, average notional value related to futures contracts was $2.1 million or 5.3% of net assets.

The Fund held the following over-the-counter credit default swap contracts at January 31, 2014:

								Upfront
		Rates		Implied	Notional			premiums	Unrealized
	Reference	received/	Termination	credit	amount		Market	paid/	appreciation/
Counterparty	entity	(paid )	date	spread	(000s	)	value	(received )	(depreciation )
Protection purchased:
Deutsche Bank AG	International Business
	Machine Corp.	(1.00)%	12/20/18	0.35%	USD 850		$(26,545)	$(26,279)	$(266)
Barclays Bank plc	Hewlett Packard Co.	(1.00)%	3/20/19	1.14%	USD 150		1,026	2,175	(1,149)
Protection sold:
Citibank, N.A.	Sunrise Communications	5.00%	3/20/19	2.89%	EUR 300		40,022	39,888	134
J.P. Morgan Chase
Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	2.74%	EUR 50		5,604	(1,637)	7,241
Barclays Bank plc	Schaeffler Finance B.V.	5.00%	12/20/18	2.14%	EUR 350		61,875	55,055	6,820
Barclays Bank plc	ConvaTec Healthcare	5.00%	12/20/18	3.47%	EUR 350		31,946	2,368	29,578
Citibank, N.A.	Cerved Group SPA	5.00%	12/20/18	4.46%	EUR 100		3,211	(3,066)	6,277
Total							$117,139	$68,504	$48,635

During the six months ended January 31, 2014, average notional value related to swap contracts was $4.6 million or 11.5% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Commercial Banks Non-US	7.62%
Telecommunication Services	6.59
Cable TV	6.23
Medical - Hospitals	5.29
Telephone - Integrated	4.47
Containers - Metal/Glass	3.98
Apparel Manufacturers	3.32
Life/Health Insurance	3.21
Auto Repair Centers	3.20
Publishing - Newspapers	2.94
Airport Development & Maintenance	2.66
Diversified Banking Institution	2.60
Enterprise Software/Services	2.54
Commercial Services	2.46
Gambling (Non-Hotel)	2.32
Finance - Other Services	2.30
Television	2.20
Cellular Telecommunications	2.19
Insurance Brokers	1.97
Investment Management & Advising Services	1.89
Broadcast Services/Programs	1.87
Rental Auto/Equipment	1.80
Advertising Services	1.59
Funeral Services & Related Items	1.57
Multi-line Insurance	1.41
Travel Services	1.35
Theaters	1.27
Computer Data Security	1.25
Tobacco	1.22
Retail - Miscellaneous/Diversified	1.20
Feminine Health Care Products	1.09
U.S. Government Obligations	0.99
Diversified Operations	0.88
Food - Wholesale/Distribution	0.88
Food - Retail	0.87
Consumer Products - Miscellaneous	0.64
Industrial Gases	0.57
Data Processing/Management	0.55
Transport - Services	0.55
Multimedia	0.47
Consulting Services	0.46
Satellite Telecommunications	0.38
Commercial Services - Finance	0.37
Water	0.30
Finance - Investment Banking & Brokerage	0.00
Long-Term Investments	93.51
Short-Term Investment	4.12
Total Investments	97.63
Net Other Assets and Liabilities	2.37
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Corporate Bonds
France	$—	$1,063,631	$—	$1,063,631
Germany	—	1,117,940	—	1,117,940
Ireland	—	854,894	—	854,894
Italy	—	309,053	—	309,053
Jamaica	—	739,820	—	739,820
Luxembourg	—	3,085,985	—	3,085,985
Netherlands	—	1,573,354	—	1,573,354
United Kingdom	—	19,426,116	—	19,426,116
United States	—	8,712,546	—	8,712,546
Total Corporate Bonds	—	36,883,339	—	36,883,339

US Government Obligations
United States	—	395,609	—	395,609
Total US Government Obligations	—	395,609	—	395,609
Short-Term Investment	1,643,925	—	—	1,643,925
Total Investments	$1,643,925	$37,278,948	$—	$38,922,873

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	65,276	—	65,276
Futures Contracts	67,143	—	—	67,143
Over-The-Counter Credit Default Swap Contracts	—	50,050	—	50,050
Total Financial Derivative Instruments	$67,143	$115,326	$—	$182,469

Liabilities
Financial Derivative Instruments*
Over-The-Counter Credit Default Swap Contracts	—	(1,415)	—	(1,415)
Total Financial Derivative Instruments	$—	$(1,415)	$—	$(1,415)

* These investments are recorded at the unrealized gain or loss on the investment.

During the six months ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Portfolio of investments (unaudited)

Strategic Income Fund
January 31, 2014 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in securities	2013	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2014
Corporate Bonds United States Lehman Brothers UK Capital Funding IV LP	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments held at January 31, 2014 was $0.

The Fund’s Adviser has determined that Lehman Brothers UK Capital Funding IV LP is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment on the basis that the company has filed for bankruptcy, the position is currently in default and is highly subordinated.

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 42.74%

		Australia – 1.57%
USD	200,000	Origin Energy Finance, Ltd. (a)	3.500%	10/9/18	$203,875
EUR	50,000	Santos Finance, Ltd.	8.250%	9/22/70	76,061
USD	100,000	Westpac Banking Corp.	4.875%	11/19/19	112,369
					392,305

		Belgium – 0.61%
EUR	100,000	Barry Callebaut Services N.V.	5.625%	6/15/21	152,947

		Brazil – 0.26%
USD	60,000	Vale Overseas, Ltd.	5.625%	9/15/19	65,542

		Canada – 0.77%
USD	200,000	New Gold, Inc. (a)	6.250%	11/15/22	193,000

		Denmark – 0.34%
EUR	50,000	DONG Energy A/S	6.500%	5/7/19	83,928

		Finland – 0.56%
EUR	100,000	Citycon OYJ	3.750%	6/24/20	140,062

		France – 3.03%
EUR	75,000	BNP Paribas S.A.	2.250%	1/13/21	101,734
EUR	100,000	Cegedim S.A.	6.750%	4/1/20	142,119
EUR	100,000	CMA CGM S.A.	8.875%	4/15/19	133,521
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	146,132
GBP	50,000	Societe Generale S.A. (b)	8.875%	6/16/18	91,236
EUR	100,000	Wendel S.A.	4.875%	5/26/16	143,299
					758,041

		Germany – 0.22%
EUR	40,000	Bayer AG	1.875%	1/25/21	54,265

		Hong Kong – 0.52%
EUR	100,000	Hutchison Whampoa Europe Finance 13, Ltd. (b)	3.750%	5/10/18	130,729

		Ireland – 1.74%
EUR	100,000	Ardagh Packaging Finance plc	9.250%	10/15/20	147,575
EUR	100,000	Baggot Securities, Ltd. (b)	10.240%	12/29/49	144,223
EUR	100,000	Eircom Finance, Ltd.	9.250%	5/15/20	144,311
					436,109

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Italy – 0.81%
EUR	150,000	Intesa Sanpaolo SpA	3.500%	1/17/22	$202,177

		Luxembourg – 3.27%
GBP	100,000	Cabot Financial Luxembourg S.A.	8.375%	8/1/20	180,753
USD	200,000	Intelsat Luxembourg S.A. (a)	7.750%	6/1/21	215,250
EUR	100,000	Matterhorn Mobile S.A. (a) (c)	5.468%	5/15/19	137,573
EUR	100,000	Telenet Finance Luxembourg SCA	6.375%	11/15/20	145,659
EUR	100,000	Wind Acquisition Finance S.A. (a) (c)	5.551%	4/30/19	138,242
					817,477

		Mexico – 0.60%
EUR	100,000	America Movil SAB de C.V.	4.125%	10/25/19	150,426

		Netherlands – 1.50%
GBP	100,000	Koninklijke KPN N.V.	6.875%	3/14/73	169,322
EUR	100,000	Stork Technical Services Holdings B.V.	11.000%	8/15/17	135,612
EUR	50,000	Ziggo Finance B.V.	6.125%	11/15/17	69,761
					374,695

		United Kingdom – 13.34%
EUR	100,000	Anglo American Capital plc	2.875%	11/20/20	135,443
GBP	100,000	Arqiva Financing plc	4.040%	6/30/20	166,436
EUR	100,000	Atrium European Real Estate, Ltd.	4.000%	4/20/20	137,638
GBP	100,000	Bond Mission Critical Services plc (a) (c)	6.269%	5/1/19	162,746
GBP	50,000	Centrica plc	6.375%	3/10/22	98,508
GBP	50,000	Firstgroup plc	8.125%	9/19/18	98,234
GBP	100,000	Galaxy Bidco, Ltd. (a) (c)	5.525%	11/15/19	165,623
GBP	100,000	Hastings Insurance Group Finance plc (a) (c)	6.578%	10/21/19	165,623
GBP	50,000	HBOS Capital Funding LP (b)	6.461%	11/30/18	85,914
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	104,498
GBP	50,000	Imperial Tobacco Finance plc	7.750%	6/24/19	100,485
EUR	100,000	Nationwide Building Society	4.125%	3/20/23	140,140
GBP	100,000	Odeon & UCI Finco plc	9.000%	8/1/18	163,979
GBP	100,000	Old Mutual plc	8.000%	6/3/21	176,597
EUR	50,000	Royal Bank of Scotland plc	4.625%	9/22/21	68,438
GBP	50,000	RSA Insurance Group plc	9.375%	5/20/39	99,866
GBP	50,000	Southern Gas Networks plc (c)	0.810%	10/21/15	80,962
GBP	100,000	Standard Life plc	5.500%	12/4/42	172,872
GBP	50,000	Tesco plc	6.125%	2/24/22	94,474
EUR	100,000	Thomas Cook Finance plc	7.750%	6/15/20	146,487
GBP	100,000	Towergate Finance plc (a) (c)	6.021%	2/15/18	166,363
USD	132,000	Tullow Oil plc (a)	6.000%	11/1/20	135,630
GBP	100,000	Virgin Media Secured Finance plc	7.000%	1/15/18	170,801
EUR	100,000	Vougeot Bidco plc (a) (c)	5.532%	7/15/20	137,837
GBP	100,000	William Hill plc	4.250%	6/5/20	162,335
					3,337,929

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 13.60%
USD	200,000	Advanced Micro Devices, Inc.	7.750%	8/1/20	$200,000
GBP	50,000	AT&T, Inc.	7.000%	4/30/40	107,661
GBP	50,000	Bank of America Corp.	7.750%	4/30/18	99,591
USD	100,000	Caesars Entertainment Resort Properties LLC (a)	8.000%	10/1/20	104,250
USD	200,000	Calumet Specialty Products Partners LP	7.625%	1/15/22	212,250
USD	200,000	Chesapeake Energy Corp.	5.750%	3/15/23	209,250
USD	100,000	Citigroup, Inc.	1.750%	5/1/18	98,500
USD	200,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625%	3/15/20	212,000
USD	200,000	Digicel Group, Ltd. (a)	8.250%	9/30/20	209,000
USD	200,000	Gardner Denver, Inc. (a)	6.875%	8/15/21	201,500
GBP	50,000	Goldman Sachs Group, Inc.	6.125%	5/14/17	91,282
GBP	100,000	Health Care REIT, Inc.	4.800%	11/20/28	166,797
USD	100,000	Hockey Merger Sub 2, Inc. (a)	7.875%	10/1/21	104,500
USD	200,000	Hot Topic, Inc. (a)	9.250%	6/15/21	213,000
USD	200,000	Landry’s, Inc. (a)	9.375%	5/1/20	218,500
USD	50,000	Philip Morris International, Inc.	5.650%	5/16/18	57,981
USD	200,000	Pittsburgh Glass Works LLC (a)	8.000%	11/15/18	217,000
USD	200,000	RCN Telecom Services LLC (a)	8.500%	8/15/20	203,500
USD	200,000	Reynolds Group Issuer, Inc.	8.250%	2/15/21	213,500
USD	200,000	Sprint Corp. (a)	7.125%	6/15/24	201,500
USD	50,000	Verizon Communications, Inc.	6.550%	9/15/43	60,233
					3,401,795

		Total corporate bonds
		(Cost $10,666,927)			10,691,427

Commercial mortgage-backed securities – 3.41%

		Germany – 2.69%
EUR	256,811	German Residential Funding plc (c)	1.827%	8/27/24	351,989
EUR	242,672	Juno Eclipse 2007-2, Ltd. (c)	0.398%	11/20/22	321,564
					673,553

		United Kingdom – 0.72%
GBP	25,313	Business Mortgage Finance 2 plc (c)	2.324%	2/15/37	42,117
GBP	86,000	Business Mortgage Finance 3 plc (c)	1.924%	11/15/38	138,526
					180,643

		Total Commercial mortgage-backed securities
		(Cost $857,213)			854,196

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Residential mortgage-backed securities – 4.89%

		Australia – 0.98%
EUR	188,061	Interstar Millennium Series 2004-1E Trust (c)	0.687%	5/7/36	$245,350

		United Kingdom – 3.91%
USD	320,955	Granite Master Issuer plc (c)	0.237%	12/20/54	317,329
GBP	205,691	Money Partners Securities 4 plc (c)	0.715%	3/15/40	332,703
USD	325,000	Silverstone Master Issuer plc (a) (c)	1.786%	1/21/55	327,575
					977,607

		Total residential mortgage-backed securities
		(Cost $1,223,579)			1,222,957

Collateralized loan obligations – 4.44%

		United Kingdom – 4.44%
EUR	250,000	Dalradian European Clo III BV (c)	0.891%	4/11/23	302,594
EUR	332,477	Grosvenor Place CLO II B.V. (c)	0.552%	3/28/23	444,353
EUR	100,000	Highlander Euro CDO II BV (c)	0.944%	12/14/22	119,981
EUR	185,077	Lambda Finance B.V. (c)	0.848%	9/20/31	243,232
					1,110,160

		Total collateralized loan obligations
		(Cost $1,112,935)			1,110,160

Preferred stocks – 0.39%

		United States - 0.39%
	100	Ally Financial, Inc. 7%, 3/03/14 (a) (b)			97,284

		Total preferred stocks
		(Cost $96,500)			$97,284

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

					Value
Principal			Coupon	Maturity	(note 2)

Sovereign debt obligations – 18.73%
AUD	161,000	Australia Government Bond	4.000%	8/20/15	$251,664
CAD	73,417	Canadian Government Bond	1.500%	12/1/44	74,788
CZK	3,700,000	Czech Republic Government Bond	1.500%	10/29/19	182,026
EUR	179,913	France Government Bond OAT	0.100%	7/25/21	240,814
MXN	8,790,400	Mexican Bonos	10.000%	12/5/24	826,325
RUB	11,000,000	Russian Federal Bond - OFZ	6.400%	5/27/20	289,466
RUB	27,386,000	Russian Federal Bond - OFZ	7.500%	2/27/19	772,056
ZAR	5,780,000	South Africa Government Bond	7.250%	1/15/20	489,821
GBP	607,307	United Kingdom Inflation Linked Gilt (d)	0.125%	3/22/24	1,030,349
GBP	95,000	United Kingdom Inflation Linked Gilt (d)	2.500%	7/26/16	529,364

		Total sovereign debt obligations
		(Cost $4,800,240)			4,686,673

US government obligations – 14.42%

		United States - 14.42%
USD	26,820	United States Treasury Inflation Indexed Bonds (d)	0.750%	2/15/42	23,149
USD	1,358,333	United States Treasury Inflation Indexed Bonds (d)	0.125%	1/15/22	1,341,248
USD	218,212	United States Treasury Inflation Indexed Bonds (d)	2.500%	1/15/29	265,911
USD	1,973,000	United States Treasury Note	0.375%	6/15/15	1,978,086
					3,608,394

		Total US government obligations
		(Cost $3,563,300)			3,608,394

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

			Exercise		Value
Contracts	Underlying	Counterparty	Price	Expiration	(note 2)

Options purchased – 0.31%

	Exchange-traded call option – 0.11%
13	30 Year United States Treasury Note Future	N/A	$132	2/21/14	$25,797

	Exchange-traded put option – 0.03%
26	German Euro Bund Future	N/A	139 EUR	3/21/14	$8,065

	Foreign exchange over-the-counter call option – 0.01%
380,000 CHF	U.S. Dollar vs. Swiss Franc	Citibank, N.A.	0.9752	9/1/14	$2,923

	Foreign exchange over-the-counter put options – 0.16%
730,000 AUD	Australian Dollar vs. U.S. Dollar	Citibank, N.A.	0.85	7/31/14	$14,527
530,000 EUR	Euro vs. U.S. Dollar	Citibank, N.A.	1.30	1/19/15	$12,710
530,000 EUR	Euro vs. U.S. Dollar	Barclays Bank plc	1.30	1/19/15	$12,710
					$39,947

	Total options purchased
	(Cost $58,460)				76,732

	Total long-term investments
	(Cost $22,379,154)				22,347,823

		Value
Shares		(note 2)

Short-term investment - 7.49%
1,873,067	Fidelity Institutional Treasury Portfolio	$1,873,067

	Total short-term investment
	(Cost $1,873,067)	1,873,067

Total investments - 96.82% (e)
	(Cost $24,252,221)	24,220,890
Net other assets and liabilities – 3.18%		796,451
Total net assets – 100.00%		$25,017,341

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2014, the restricted securities held by the Fund had an aggregate value of $3,919,371, which represented 15.7% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Variable or Floating rate interest rate security. Rate presented represents rate at January 31, 2014.
(d)	Indexed security in which both the coupon and principal are adjusted in-line with movements in the inflation index in that sovereign market.
(e)
All or a portion of these securities and short-term investments, excluding purchased options, were segregated as collateral for open futures contracts, forward foreign currency contracts and swap contracts. At January 31, 2014, the aggregate amount available to cover segregation requirements was $24,142,063.

REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

The Fund held the following open forward foreign currency contracts at January 31, 2014:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
Australian Dollar (Short)	Deutsche Bank AG	3/20/14	362		$315,505	$5,053
British Pound (Short)	JPMorgan
	Chase Bank, N.A.	3/20/14	945		1,552,973	(6,025)
British Pound (Short)	Deutsche Bank AG	3/20/14	2,547		4,724,281	(15,671)
Canadian Dollar (Short)	Deutsche Bank AG	3/20/14	83		73,999	3,407
Columbian Peso (Long)	JPMorgan
	Chase Bank, N.A.	3/20/14	398,602		197,119	(7,881)
Czech Koruna (Short)	Deutsche Bank AG	3/20/14	3,715		182,025	2,836
Euro (Short)	Deutsche Bank AG	3/20/14	5,104		6,884,261	88,945
Euro (Long)	Deutsche Bank AG	3/20/14	16		21,018	(295)
Japanese Yen (Short)	JPMorgan
	Chase Bank, N.A.	3/20/14	78,303		766,563	(16,563)
Mexican Peso (Short)	JPMorgan
	Chase Bank, N.A.	3/20/14	7,210		537,235	15,195
Mexican Peso (Short)	Deutsche Bank AG	3/20/14	4,214		314,016	(4,016)
Mexican Peso (Long)	Deutsche Bank AG	3/20/14	4,469		332,997	1,750
Polish Zloty (Long)	Deutsche Bank AG	3/20/14	314		99,483	(3,017)
Russian Ruble (Short)	JPMorgan
	Chase Bank, N.A.	3/20/14	21,524		606,258	31,470
Russian Ruble (Short)	Deutsche Bank AG	3/20/14	17,646		497,027	32,162
Singapore Dollar (Long)	Deutsche Bank AG	3/20/14	130		101,725	(775)
South African Rand (Short)	Deutsche Bank AG	3/20/14	5,707		510,163	12,869
South African Rand (Long)	Deutsche Bank AG	3/20/14	180		16,082	83
South Korean Won (Short)	Deutsche Bank AG	3/20/14	110,643		101,925	1,075
South Korean Won (Long)	JPMorgan
	Chase Bank, N.A.	3/20/14	326,461		300,738	(4,262)
Total						$136,340

During the period ended January 31, 2014, average monthly notional value related to forward foreign currency contracts was $14.6 million or 58.4% of net assets

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

The Fund held the following written option contracts at January 31, 2014:

						Unrealized
Exchange-traded call	Strike	Expiration		Premium	Market	appreciation/
options written	index	date	Contracts	received	Value	(depreciation)
30 Year United States Treasury
Note Future	$135 USD	2/21/14	19	$(3,525)	$(7,719)	$(4,194)

						Unrealized
Exchange-traded put	Strike	Expiration		Premium	Market	appreciation/
options written	index	date	Contracts	received	Value	(depreciation)
German Euro Bund Future	137 EUR	3/21/14	26	$(4,222)	$(2,454)	$1,768

Foreign exchange							Unrealized
over-the-counter		Strike	Expiration		Premium	Market	appreciation/
put options written	Counterparty	index	date	Contracts	received	Value	(depreciation)
Euro vs. U.S. Dollar	Citibank, N.A.	$1.20 USD	1/19/15	530,000 EUR	$(3,167)	$(3,998)	$(832)
Euro vs. U.S. Dollar	Barclays Bank plc	1.20 USD	1/19/15	530,000 EUR	(3,165)	(3,998)	(831)
Total					$(6,332)	$(7,996)	$(1,663)

The Fund held the following open futures contracts at January 31, 2014:

			Current	Unrealized
	Number of	Expiration	notional	appreciation/
	contracts	date	value	(depreciation )
Australian 3 Year Bond (Long)	28	3/17/14	$2,670,124	$13,305
Euro Bund (Long)	8	3/06/14	1,552,407	43,828
Japan 10 Year Bond (Short)	(1)	3/11/14	1,416,659	(4,363)
UK Long Gilt Bond (Short)	(10)	3/27/14	1,814,700	(58,232)
US Treasury 10 Year Note (Short)	(13)	3/20/14	1,634,750	(27,461)
Total				$(32,923)

During the period ended January 31, 2014, average monthly notional value related to futures contracts was $6.8 million or 27.2% of net assets.

The Fund held the following centrally cleared interest rate swap contracts at January 31, 2014:

	Notional		Portfolio		Annual		Net Unrealized
	amount		Pays/Receives		Fixed	Termination	appreciation/
Exchange	(000s)		Floating rate	Floating Rate Index	Rate	Date	(depreciation )
CME Group	EUR	1,300	Receives	6-month EUR EURIBOR	2.925	12/27/43	$(15,730)
CME Group	EUR	5,800	Pays	6-month EUR EURIBOR	1.131	1/8/17	21,718
CME Group	EUR	1,302	Receives	6-month EUR EURIBOR	2.0402	2/15/23	(39,881)
CME Group	GBP	900	Receives	6-month GBP LIBOR	3.347	12/20/63	(9,554)
LCH.Clearnet	USD	840	Receives	3-month USD LIBOR	4.232	1/27/47	(18,623)
LCH.Clearnet	USD	1,750	Pays	3-month USD LIBOR	4.133	1/27/27	22,788
LCH.Clearnet	USD	5,700	Receives	3-month USD LIBOR	0.46	2/4/16	0
LCH.Clearnet	USD	2,200	Pays	3-month USD LIBOR	1.611	2/4/19	0
Total							$(39,282)

CME Chicago Mercantile Exchange
LCH London Clearing House

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

The Fund held the following over-the-counter interest rate and inflation swap contracts at January 31, 2014:

	Notional		Portfolio		Annual		Net Unrealized
	amount		Pays/Receives		Fixed	Termination	appreciation/
Counterparty	(000s)		Floating rate	Floating Rate Index	Rate	Date	(depreciation)
Deutsche Bank AG	CAD	8,500	Pays	3-month CAD CDOR	1.26	1/31/16	$—
Deutsche Bank AG	CAD	3,500	Receives	3-month CAD CDOR	1.9275	1/31/19	—
Barclays Bank plc	CHF	1,870	Pays	6-month CHF LIBOR	2.5625	12/24/23	34,352
Barclays Bank plc	CHF	4,480	Receives	6-month CHF LIBOR	0.805	12/24/17	(30,947)
Deutsche Bank AG	GBP	610	Receives	UK Retail Price Index	3.365	12/20/23	(10,959)
Total							$(7,554)

The Fund held the following over-the-counter credit default swap contracts at January 31, 2014:
								Upfront
		Rates		Implied	Notional			premiums		Unrealized
	Reference	received/	Termination	credit	amount		Market	paid/		appreciation/
Counterparty	entity	(paid )	date	spread	(000s	)	value	(received	)	(depreciation)
Protection sold:
Citibank, N.A.	Wendel	5.00%	3/20/19	2.32%	EUR100		17,288	19,404		(2,116)
Citibank, N.A.	Stena Aktiebolag	5.00%	3/20/19	4.12%	EUR 50		2,681	3,278		(597)
Total							$19,969	$22,682		$(2,713)

During the period ended January 31, 2014, average notional value related to swap contracts was $35.3 million or 141.3% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Sovereign	33.16%
Other ABS	5.16
WL Collat CMO Other	4.89
Cellular Telecommunications	2.79
CMBS Other	2.69
Telecommunication Services	2.67
Diversified Banking Institution	2.61
Diversified Operations	1.75
Oil & Gas Exploration & Production	1.68
Finance - Other Services	1.39
Telephone - Integrated	1.35
Commercial Banks Non-US	1.26
Electric - Integrated	1.15
Consulting Services	1.11
Real Estate Management/Services	1.11
Insurance Brokers	1.08
Property/Casualty Insurance	1.06
Transport - Services	1.04
Auto/Truck Parts & Equipment - Original	0.87
Retail - Restaurants	0.87
Satellite Telecommunications	0.86
Broadcast Services/Programs	0.85
Consumer Products - Miscellaneous	0.85
Oil & Gas Refining & Marketing	0.85
Retail - Apparel/Shoe	0.85
Cable TV	0.81
Specified Purpose Acquisition	0.81
Electronic Components - Semiconductors	0.80
Gold Mining	0.77
Gas - Distribution	0.72
Investment Management & Advising Services	0.71
Life/Health Insurance	0.69
REITs - Health Care	0.67
Multi-line Insurance	0.66
Gambling (Non-Hotel)	0.65
Tobacco	0.63
Food - Confectionery	0.61
Containers - Metal/Glass	0.59
Travel Services	0.59
Computer Data Security	0.58
Diversified Financial Services	0.58
Building Societies	0.56
Theaters	0.55
Diversified Minerals	0.54
Transport - Marine	0.53
Casino Hotels	0.42
Finance - Investment Banking & Brokerage	0.40
Food - Retail	0.38
Money Center Banks	0.34
Options Purchased	0.31
Metal - Iron	0.26
Medical - Drugs	0.22
Long-Term Investments	89.33
Short-Term Investment	7.49
Total Investments	96.82
Net Other Assets and Liabilities	3.18
100.00%

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Corporate Bonds
Australia	$—	$392,305	$—	$392,305
Belgium	—	152,947	—	152,947
Brazil	—	65,542	—	65,542
Canada	—	193,000	—	193,000
Denmark	—	83,928	—	83,928
Finland	—	140,062	—	140,062
France	—	758,041	—	758,041
Germany	—	54,265	—	54,265
Hong Kong	—	130,729	—	130,729
Ireland	—	436,109	—	436,109
Italy	—	202,177	—	202,177
Luxembourg	—	817,477	—	817,477
Mexico	—	150,426	—	150,426
Netherlands	—	374,695	—	374,695
United Kingdom	—	3,337,929	—	3,337,929
United States	—	3,401,795	—	3,401,795
Total Corporate Bonds	—	10,691,427	—	10,691,427

Commercial Mortgage-Backed Securities
Germany	—	673,553	—	673,553
United Kingdom	—	180,643	—	180,643
Total Commercial Mortgage-Backed Securities	—	854,196	—	854,196

Residential Mortgage-Backed Securities
Australia	—	245,350	—	245,350
United Kingdom	—	977,607	—	977,607
Total Residential Mortgage-Backed Securities	—	1,222,957	—	1,222,957

Collateralized Loan Obligations
United Kingdom	—	1,110,160	—	1,110,160
Total Collateralized Loan Obligations	—	1,110,160	—	1,110,160

Preferred Stocks
United States	—	97,284	—	97,284
Total Preferred Stocks	—	97,284	—	97,284

Sovereign Debt Obligations	—	4,686,673	—	4,686,673

US Government Obligations
United States	—	3,608,394	—	3,608,394
Total US Government Obligations	—	3,608,394	—	3,608,394

See notes to financial statements

Portfolio of investments (unaudited)

Unconstrained Bond Fund
January 31, 2014 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Options Purchased
Exchange-Traded Call Option	$25,797	$—	$—	$25,797
Exchange-Traded Put Option	8,065	—	—	8,065
Foreign Exchange Over-The-Counter Call Option		2,923	—	2,923
Foreign Exchange Over-The-Counter Put Options		39,947	—	39,947
Total Options Purchased	33,862	42,870	—	76,732

Short-Term Investment	1,873,067	—	—	1,873,067
Total Investments	1,906,929	22,313,961	—	24,220,890

Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	194,845	—	194,845
Exchange-Traded Put Options Written	1,768	—	—	1,768
Futures Contracts	57,133	—	—	57,133
Centrally Cleared Interest Rate Swap Contracts	—	44,506	—	44,506
Over-The-Counter Interest Rate and Inflation Swap Contracts	—	34,352	—	34,352
Total Financial Derivative Instruments	$58,901	$273,703	$—	$332,604

Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(58,505)	—	(58,505)
Exchange-Traded Call Options Written	(4,194)	—	—	(4,194)
Foreign Exchange Over-The-Counter Put Options Written	—	(1,663)	—	(1,663)
Futures Contracts	(90,056)	—	—	(90,056)
Centrally Cleared Interest Rate Swap Contracts	—	(83,788)	—	(83,788)
Over-The-Counter Interest Rate and Inflation Swap Contracts	—	(41,906)	—	(41,906)
Over-The-Counter Credit Default Swap Contracts	—	(2,713)	—	(2,713)
Total Financial Derivative Instruments	$(94,250)	$(188,575)	$—	$(282,825)

* These investments are recorded at the unrealized gain or loss on the investment.

During the period ended January 31, 2014, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

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Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund

Assets:
Investments, at fair value
Securities	$38,455,429	$20,371,682	$26,341,309
Affiliated companies, at fair value	4,734,199	—	—
Short term investment, at fair value	32,779,083	624,162	367,804
Total investments	75,968,711	20,995,844	26,709,113
Cash	—	19,005	—
Foreign cash, at value	—	63	1
Cash at broker for open futures contracts	1,491,287	—	—
Dividends and interest receivable	13,639	61,666	31,369
Receivable for investment securities sold	—	56	416,640
Receivable for fund shares sold	185,712	686,600	272,759
Unrealized appreciation on open futures contracts	98,146	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Prepaid expenses and other assets	11,374	19,587	26,868
Total Assets	77,768,869	21,782,821	27,456,750

Liabilities:
Payable for investment securities purchased	9,986	211,533	105,937
Payable for fund shares redeemed	125,321	88,632	147,690
Foreign cash overdraft, at value	201,411	—	—
Payable to custodian	—	—	126,227
Unrealized depreciation on open futures contracts	351,999	—	—
Unrealized depreciation on forward foreign currency contracts	91,894	—	—
Payable to investment adviser	25,067	770	22,403
Payable for 12b-1 distribution and service fees	11,110	5,240	5,417
Accrued expenses and other payables	32,268	11,733	50,483
Total Liabilities	849,056	317,908	458,157
Net assets	$76,919,813	$21,464,913	$26,998,593

Net assets consist of:
Paid-in capital	$75,634,440	$20,855,881	$30,738,119
Accumulated undistributed net investment income (loss)	(505,029)	34,335	(137,993)
Accumulated net realized gain (loss) on investments, futures, options contracts, swaps and foreign currency transactions	299,763	113,537	(4,020,236)
Net unrealized appreciation of investments, futures options contracts, swaps and foreign currencies	1,490,639	461,160	418,703
	$76,919,813	$21,464,913	$26,998,593

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

$1,636,490,317	$2,553,746,870	$364,437,769	$24,774,017	$3,423,516,716
—	—	—	—	—
62,655,648	—	15,155,539	1,617,464	170,864,320
1,699,145,965	2,553,746,870	379,593,308	26,391,481	3,594,381,036
—	—	—	—	—
204,676	17,795,537	7	—	755,960
—	—	—	—	—
695,505	12,407,410	192,142	530,881	5,339,476
30,946,140	82,998,439	4,338,722	702,650	16,093,156
28,843,792	16,270,872	1,456,235	—	17,462,172
—	—	—	—	—
1,537,110	505,740	—	—	6,191,164
113,639	96,769	36,687	25,098	112,658
1,761,486,827	2,683,821,637	385,617,101	27,650,110	3,640,335,622

42,614,719	47,621,922	5,692,737	695,000	26,893,544
4,457,591	3,693,342	834,814	—	3,623,534
—	—	—	—	—
—	6,550,616	—	—	—
—	—	—	—	—
34,043	—	—	—	1,512,312
1,292,149	1,600,682	326,188	4,513	2,880,066
323,985	867,885	118,613	1,132	851,352
336,851	575,934	113,657	31,120	994,968
49,059,338	60,910,381	7,086,009	731,765	36,755,776
$1,712,427,489	$2,622,911,256	$378,531,092	$26,918,345	$3,603,579,846

$1,747,121,013	$2,631,022,767	$273,434,916	$26,278,658	$3,576,694,804
(4,687,952)	(4,170,254)	(2,259,415)	11,229	(7,148,932)
(141,942,942)	(113,572,321)	362,987	102,020	(532,811,342)
111,937,370	109,631,064	106,992,604	526,438	566,845,316
$1,712,427,489	$2,622,911,256	$378,531,092	$26,918,345	$3,603,579,846

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014 (continued)

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund

Net assets:
Class A Shares	$10,248,369	$14,607,755	$9,350,642
Class B Shares	N/A	N/A	N/A
Class C Shares	$10,312,958	$2,625,736	$3,494,978
Class I Shares	$56,358,486	$4,231,422	$14,152,973
Class R Shares	N/A	N/A	N/A

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	989,075	1,220,448	1,092,863
Class B Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class C Shares (unlimited number of shares authorized)	1,003,717	220,681	415,828
Class I Shares (unlimited number of shares authorized)	5,441,791	353,611	1,650,567
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A

Class A shares:
Net asset value and redemption price per share	$10.36	$11.97	$8.56
Maximum sales charge*	5.75%	5.00%	5.75%
Maximum offering price per share	$10.99	$12.60	$9.08

Class B shares:
Net asset value and offering price per share	N/A	N/A	N/A

Class C shares:
Net asset value and offering price per share	$10.27	$11.90	$8.40

Class I shares:
Net asset value and offering price per share	$10.36	$11.97	$8.57

Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$74,136,798	$20,535,170	$26,289,271
Foreign cash, at cost	$(206,113)	$63	$1

* On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

$719,110,964	$862,374,711	$180,183,523	$1,222,285	$1,937,207,987
$16,696,275	N/A	$9,185,663	N/A	$36,372,352
$197,913,603	$797,458,924	$81,869,520	$1,044,372	$471,738,897
$778,706,647	$963,077,621	$107,292,386	$24,651,688	$1,149,714,045
N/A	N/A	N/A	N/A	8,546,565

21,101,262	107,782,995	6,913,548	119,071	74,327,713
517,460	N/A	386,764	N/A	1,483,425
6,145,664	100,174,928	3,450,723	101,713	19,233,792
22,841,741	120,194,279	4,062,230	2,407,792	44,094,039
N/A	N/A	N/A	N/A	332,399

$34.08	$8.00	$26.06	$10.27	$26.06
5.75%	5.75%	5.75%	4.75%	5.75%
$36.16	$8.49	$27.65	$10.78	$27.65

$32.27	N/A	$23.75	N/A	$24.52

$32.20	$7.96	$23.73	$10.27	$24.53

$34.09	$8.01	$26.41	$10.24	$26.07

N/A	N/A	N/A	N/A	$25.71
$1,588,667,914	$2,444,031,998	$272,599,670	$25,865,043	$3,032,212,631
$205,622	$18,344,794	$7	$—	$755,512

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund

Assets:
Investments, at fair value
Securities	$37,278,948	$22,347,823
Short term investment, at fair value	1,643,925	1,873,067
Total investments	38,922,873	24,220,890
Cash	1,705	—
Foreign cash, at value	—	850,739
Cash at broker for open futures contracts	184,630	47,997
Cash at broker for open swap contracts	5,304	250,790
Receivable for variation margin on open swap contracts	—	35,093
Dividends and interest receivable	830,193	289,205
Receivable for investment securities sold	—	836,753
Receivable for fund shares sold	63,062	—
Receivable from investment adviser	—	270
Foreign cash at broker for open futures contracts	—	574
Unrealized appreciation on open futures contracts	67,143	57,133
Unrealized appreciation on forward foreign currency contracts	65,276	194,845
Unrealized appreciation on open swap contracts	50,050	78,858
Credit default swap contracts premiums paid	99,486	22,682
Prepaid expenses and other assets	21,252	84,096
Total Assets	40,310,974	26,969,925

Liabilities:
Payable for investment securities purchased	227,121	1,626,745
Payable for fund shares redeemed	86,562	—
Foreign cash overdraft, at value	16,521	—
Credit default swap contracts premiums received	30,982	—
Unrealized depreciation on open futures contracts	—	90,056
Options written, at value (premium received $14,080)	—	18,169
Payable for interest rate swap agreements terminated	—	20,324
Unrealized depreciation on open swap contracts	1,415	128,407
Unrealized depreciation on forward foreign currency contracts	—	58,505
Payable to investment adviser	5,231	—
Payable for 12b-1 distribution and service fees	21,496	1,064
Accrued expenses and other payables	52,444	9,314
Total Liabilities	441,772	1,952,584
Net assets	$39,869,202	$25,017,341

Net assets consist of:
Paid-in capital	$76,575,085	$25,001,877
Accumulated undistributed net investment income	13,247	22,330
Accumulated net realized loss on investments, futures, options contracts, swaps and foreign currency transactions	(37,077,630)	(19,583)
Net unrealized appreciation of investments, futures, options contracts, swaps and foreign currencies	358,500	12,717
	$39,869,202	$25,017,341

See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
January 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund

Net assets:
Class A Shares	$10,981,766	$1,000,612
Class B Shares	$5,030,029	N/A
Class C Shares	$17,163,476	$1,000,571
Class I Shares	$6,693,931	$23,016,158

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	1,209,751	100,000
Class B Shares (unlimited number of shares authorized)	552,689	N/A
Class C Shares (unlimited number of shares authorized)	1,899,126	100,000
Class I Shares (unlimited number of shares authorized)	739,308	2,300,187

Class A shares:
Net asset value and redemption price per share	$9.08	$10.01
Maximum sales charge*	4.75%	4.75%
Maximum offering price per share	$9.53	$10.51

Class B shares:
Net asset value and offering price per share	$9.10	N/A

Class C shares:
Net asset value and offering price per share	$9.04	$10.01

Class I shares:
Net asset value and offering price per share	$9.05	$10.01
Investments, at cost	$38,749,684	$24,252,221
Foreign cash, at cost	$(15,715)	$854,217

* On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the six months ended January 31, 2014

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund

Investment income:
Dividends	$615,280	$108,270	$157,870
Dividends from affiliated companies	63,819	—	—
Interest	4,714	48,482	—
Foreign taxes withheld	—	(4,299)	(18,186)
Total Investment Income	683,813	152,453	139,684

Expenses:
Investment advisory fees	143,992	50,513	134,426
12b-1 distribution and service fees:
Class A Shares	12,973	11,430	13,011
Class B Shares	—	—	—
Class C Shares	50,934	8,352	17,438
Class R Shares	—	—	—
Sub-accounting fees:
Class A Shares	4,692	1,081	5,382
Class B Shares	—	—	—
Class C Shares	3,772	396	1,909
Class I Shares	5,612	607	2,346
Class R Shares	—	—	—
Transfer agent fees:
Class A Shares	1,099	365	1,056
Class B Shares	—	—	—
Class C Shares	918	168	477
Class I Shares	5,027	506	1,228
Class R Shares	—	—	—
Registration and filing fees	21,886	20,021	19,546
Audit fees	17,597	17,597	17,597
Administrative fees	8,999	1,684	3,361
Custodian fees	3,832	16,522	21,872
Printing and postage fees	3,359	—	2,018
Legal fees	2,738	—	557
Trustees’ fees and expenses	1,913	61	704
Accounting fees	1,364	7,485	7,205
Compliance officer fees	1,108	113	373
Deferred offering costs	—	166	—
Miscellaneous fees	3,754	7,295	10,496
Total Expenses	295,569	144,362	261,002
Fees waived and/or expenses reimbursed by investment adviser	(16,268)	(53,862)	(23,537)
Net Expenses	279,301	90,500	237,465
Net investment income/(loss)	404,512	61,953	(97,781)

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the six months ended January 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

$5,069,506	$72,951,812	$1,438,504	$31,272	$17,155,591
—	—	—	—	—
—	742	—	919,048	—
(197,399)	(5,187,581)	(21,447)	—	(1,077,819)
4,872,107	67,764,973	1,417,057	950,320	16,077,772

5,600,858	8,600,772	1,847,800	85,766	15,563,884

621,013	1,018,749	220,926	1,435	2,140,518
85,210	—	47,965	—	196,939
743,591	3,551,424	390,255	5,118	2,296,227
—	—	—	—	19,803

181,561	269,950	67,160	920	734,900
12,144	—	6,831	—	32,200
67,438	251,325	38,272	920	282,288
161,323	230,175	38,364	920	353,200
—	—	—	—	5,114

43,983	73,776	18,869	—	154,172
2,403	—	1,100	—	4,973
13,623	58,086	8,027	—	47,913
30,530	64,827	9,092	1,889	79,706
—	—	—	—	1,078
136,609	123,110	30,317	8,213	111,490
17,597	17,597	17,597	17,584	18,605
148,748	295,364	46,195	3,299	405,868
90,847	151,885	12,868	3,900	253,483
60,791	122,735	23,449	979	193,742
23,289	54,361	8,225	2,072	65,394
27,172	67,809	9,752	440	83,629
7,181	7,406	6,871	2,095	7,125
15,184	33,985	5,313	121	47,945
—	—	—	37,779	—
36,906	83,321	24,831	17,516	117,594
8,128,001	15,076,657	2,880,079	190,966	23,217,790
—	—	—	(72,257)	—
8,128,001	15,076,657	2,880,079	118,709	23,217,790
(3,255,894)	52,688,316	(1,463,022)	831,611	(7,140,018)

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the six months ended January 31, 2014 (continued)

		Dividend		Emerging
	All	& Income		Markets
	Asset	Builder		Opportunities
	Fund	Fund		Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	(123,534)	118,566		(789,497)
Distributions from investment companies(b)	114,096	496		—
Futures contracts	1,378,523	—		—
Swap contracts	—	—		—
Foreign currency transactions	(153,256)	(5,073)		(33,057)
Net change in unrealized appreciation/(depreciation) of:
Investments	898,950	329,983(a	)	829,496
Futures contracts	(686,545)	—		—
Swap contracts	—	—		—
Translation of other assets and liabilities	(150,168)	2,121		(1,219)
Net Realized and Unrealized Gain	1,278,066	446,093		5,723
Net increase/(decrease) in net assets resulting from operations	$1,682,578	$508,046		$(92,058)

(a)	Includes foreign capital gains tax of $1,436 and $241,589 for Dividend & Income Builder Fund and International Opportunities Fund, respectively.
(b)	Includes long-term capital gains distributions from affiliated companies of $13,497 for All Asset Fund.

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the six months ended January 31, 2014 (continued)

European	Global Equity	Global	High Yield	International
Focus	Income	Technology	Opportunities	Opportunities
Fund	Fund	Fund	Fund	Fund

110,637,549	72,242,637	14,914,380	122,420	197,342,354
—	—	—	—	—
—	—	—	—	—
—	—	—	10,271	—
(3,214,711)	(20,296,814)	(164,636)	(736)	(9,610,411)

36,925,643	(23,557,891)	30,459,398	716,426	86,819,581(a	)
—	—	—	—	—
—	—	—	(6,586)	—
2,897,536	4,097,758	39,846	(311)	15,779,217
147,246,017	32,485,690	45,248,988	841,484	290,330,741
$143,990,123	$85,174,006	$43,785,966	$1,673,095	$283,190,723

See notes to financial statements

Financial statements (unaudited)

Statements of operations
For the six months ended January 31, 2014 (continued)

	Strategic
	Income	Unconstrained
	Fund	Bond Fund *

Investment income:
Dividends	$6,915	$1,872
Interest	1,392,951	77,846
Total Investment Income	1,399,866	79,718

Expenses:
Investment advisory fees	124,030	18,739
12b-1 distribution and service fees:
Class A Shares	17,862	288
Class B Shares	27,892	—
Class C Shares	91,345	1,153
Sub-accounting fees:
Class A Shares	5,152	—
Class B Shares	3,956	—
Class C Shares	9,292	—
Class I Shares	897	—
Transfer agent fees:
Class A Shares	2,000	21
Class B Shares	623	—
Class C Shares	2,136	21
Class I Shares	709	378
Registration and filing fees	32,226	1,050
Printing and postage fees	9,045	294
Audit fees	21,280	6,366
Administrative fees	5,638	721
Accounting fees	4,938	—
Legal fees	1,475	210
Trustees’ fees and expenses	1,171	126
Compliance officer fees	460	544
Custodian fees	11,118	2,730
Deferred offering costs	—	11,017
Organization expense	—	26,635
Miscellaneous fees	28,170	2,771
Total Expenses	401,415	73,064
Fees waived and/or expenses reimbursed by investment adviser	(72,633)	(45,677)
Net Expenses	328,782	27,387
Net investment income	1,071,084	52,331

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	575,966	(51,029)
Futures contracts	119,635	27,205
Swap contracts	64,586	10,143
Foreign currency transactions	(1,800,650)	(5,902)
Net change in unrealized appreciation/(depreciation) of:
Investments	1,229,451	(31,331)
Futures contracts	94,154	(32,923)
Written options contracts	—	(4,089)
Swap contracts	63,987	(49,549)
Translation of other assets and liabilities	404,480	130,609
Net Realized and Unrealized Gain/(Loss)	751,609	(6,866)
Net increase in net assets resulting from operations	$1,822,693	$45,465
*	Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income	$404,512	$493,573
Net realized gain on investments, distributions from investment companies, futures contracts and foreign currency transactions	1,215,829	1,210,276
Net change in unrealized appreciation/(depreciation) of investments, futures contracts and foreign currency translations	62,237	1,530,487
Net increase in net assets resulting from operations	1,682,578	3,234,336

Distributions to shareholders from net investment income:
Class A Shares	(110,882)	(94,424)
Class C Shares	(65,035)	(30,321)
Class I Shares	(804,147)	(342,009)
Total distributions to shareholders from net investment income	(980,064)	(466,754)

Distributions to shareholders from net realized gains:
Class A Shares	(296,403)	(16,634)
Class C Shares	(295,843)	(6,285)
Class I Shares	(1,507,425)	(52,932)
Total distributions to shareholders from net realized gains	(2,099,671)	(75,851)

Increase/(decrease) from Fund share transactions:
Class A Shares	(1,591,424)	5,709,941
Class C Shares	1,106,427	8,148,340
Class I Shares	14,201,149	12,422,210
Net increase from Fund share transactions:	13,716,152	26,280,491
Net increase in net assets	12,318,995	28,972,222

Net assets:
Beginning of period	64,600,818	35,628,596
End of period	$76,919,813	$64,600,818
Accumulated undistributed net investment income/(loss)	$(505,029)	$70,5235

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Dividend & Income Builder Fund

	Six Months
	Ended	Period ended
	January 31, 2014	July 31, 2013 *

Net investment income	$61,953	$94,429
Net realized gain on investments, distributions from investment companies, swap contracts and foreign currency transactions	113,989	40,716
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	332,104	129,056
Net increase in net assets resulting from operations	508,046	264,201

Distributions to shareholders from net investment income:
Class A Shares	(85,708)	(10,916)
Class C Shares	(14,552)	(3,446)
Class I Shares	(32,069)	(40,177)
Total distributions to shareholders from net investment income	(132,329)	(54,539)

Distributions to shareholders from net realized gains:
Class A Shares	(26,820)	—
Class C Shares	(4,620)	—
Class I Shares	(6,478)	—
Total distributions to shareholders from net realized gains	(37,918)	—

Increase from Fund share transactions:
Class A Shares	12,465,101	1,865,786
Class C Shares	2,133,594	450,282
Class I Shares	2,710,445	1,292,244
Net increase from Fund share transactions:	17,309,140	3,608,312
Net increase in net assets	17,646,939	3,817,974

Net assets:
Beginning of period	3,817,974	—
End of period	$21,464,913	$3,817,974
Accumulated undistributed net investment income	$34,335	$104,711

* Fund commenced operations on August 1, 2012.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income/(loss)	$(97,781)	$30,429
Net realized gain/(loss) on investments and foreign currency transactions	(822,554)	252,081
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	828,277	398,440
Net increase/(decrease) in net assets resulting from operations	(92,058)	680,950

Distributions to shareholders from net investment income:
Class A Shares	—	(50,326)
Class C Shares	—	(6,619)
Class I Shares	—	(106,840)
Total distributions to shareholders from net investment income	—	(163,785)

Increase from Fund share transactions:
Class A Shares	355,018	1,592,717
Class C Shares	324,850	805,110
Class I Shares	3,539,597	2,915,230
Net increase from Fund share transactions:	4,219,465	5,313,057
Net increase in net assets	4,127,407	5,830,222

Net assets:
Beginning of period	22,871,186	17,040,964
End of period	$26,998,593	$22,871,186
Accumulated undistributed net investment loss	$(137,993)	$(40,212)

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income/(loss)	$(3,255,894)	$5,800,412
Net realized gain on investments and foreign currency transactions	107,422,838	39,921,596
Net change in unrealized appreciation/(depreciation) of investments, options contracts and foreign currency translations	39,823,179	110,647,521
Net increase in net assets resulting from operations	143,990,123	156,369,529

Distributions to shareholders from net investment income:
Class A Shares	(1,300,114)	(3,862,742)
Class B Shares	—	(77,089)
Class C Shares	—	(655,390)
Class I Shares	(2,410,152)	(2,990,865)
Total distributions to shareholders from net investment income	(3,710,266)	(7,586,086)

Increase/(decrease) from Fund share transactions:
Class A Shares	342,070,440	10,265,885
Class B Shares	(2,867,809)	(7,619,811)
Class C Shares	75,039,334	(8,815,524)
Class I Shares	452,612,012	97,569,948
Net increase from Fund share transactions:	866,853,977	91,400,498
Net increase in net assets	1,007,133,834	240,183,941

Net assets:
Beginning of period	705,293,655	465,109,714
End of period	$1,712,427,489	$705,293,655
Accumulated undistributed net investment income/(loss)	$(4,687,952)	$2,278,208

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income	$52,688,316	$97,478,765
Net realized gain on investments and foreign currency transactions	51,945,823	72,318,489
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(19,460,133)	74,768,920
Net increase in net assets resulting from operations	85,174,006	244,566,174

Distributions to shareholders from net investment income:
Class A Shares	(20,514,632)	(37,792,159)
Class C Shares	(15,402,441)	(26,916,004)
Class I Shares	(22,306,998)	(33,218,170)
Total distributions to shareholders from net investment income	(58,224,071)	(97,926,333)

Increase from Fund share transactions:
Class A Shares	143,970,180	182,850,123
Class C Shares	202,325,801	179,088,816
Class I Shares	289,531,317	288,439,474
Net increase from Fund share transactions:	635,827,298	650,378,413
Net increase in net assets	662,777,233	797,018,254

Net assets:
Beginning of period	1,960,134,023	1,163,115,769
End of period	$2,622,911,256	$1,960,134,023
Accumulated undistributed net investment income/(loss)	$(4,170,254)	$1,365,501

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income/(loss)	$(1,463,022)	$498,814
Net realized gain on investments and foreign currency transactions	14,749,744	16,723,973
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	30,499,244	35,136,486
Net increase in net assets resulting from operations	43,785,966	52,359,273

Distributions to shareholders from net realized gains:
Class A Shares	(1,157,738)	—
Class B Shares	(68,522)	—
Class C Shares	(575,039)	—
Class I Shares	(664,636)	—
Total distributions to shareholders from net realized gains	(2,465,935)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(8,899,612)	(14,144,029)
Class B Shares	(1,121,120)	(1,971,719)
Class C Shares	2,111,927	(8,905,587)
Class I Shares	(2,691,381)	22,996,125
Net decrease from Fund share transactions:	(10,600,186)	(2,025,210)
Net increase in net assets	30,719,845	50,334,063

Net assets:
Beginning of period	347,811,247	297,477,184
End of period	$378,531,092	$347,811,247
Accumulated undistributed net investment loss	$(2,259,415)	$(796,393)

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
High Yield Opportunities Fund

	Six Months
	Ended	Period ended
	January 31, 2014	July 31, 2013 *

Net investment income	$831,611	$363,231
Net realized gain on investments, swap contracts and foreign currency transactions	131,955	73,215
Net change in unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations	709,529	(183,091)
Net increase in net assets resulting from operations	1,673,095	253,355

Distributions to shareholders from net investment income:
Class A Shares	(37,422)	(12,054)
Class C Shares	(29,260)	(9,024)
Class I Shares	(833,316)	(318,923)
Total distributions to shareholders from net investment income	(899,998)	(340,001)

Distributions to shareholders from net realized gains:
Class A Shares	(2,814)	—
Class C Shares	(2,548)	—
Class I Shares	(60,291)	—
Total distributions to shareholders from net realized gains	(65,653)	—

Increase from Fund share transactions:
Class A Shares	64,314	1,127,699
Class C Shares	17,635	1,000,000
Class I Shares	395,355	23,692,544
Net increase from Fund share transactions:	477,304	25,820,243
Net increase in net assets	1,184,748	25,733,597

Net assets:
Beginning of period	25,733,597	—
End of period	$26,918,345	$25,733,597
Accumulated undistributed net investment income	$11,229	$79,616

* Fund commenced operations on April 30, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Net investment income/(loss)	$(7,140,018)	$15,633,977
Net realized gain on investments, options contracts and foreign currency transactions	187,731,943	161,674,798
Net change in unrealized appreciation/(depreciation) of investments, options contracts and foreign currency translations	102,598,798	381,496,211
Net increase in net assets resulting from operations	283,190,723	558,804,986

Distributions to shareholders from net investment income:
Class A Shares	(6,338,907)	(9,051,310)
Class I Shares	(6,339,779)	(7,133,469)
Class R Shares	(7,898)	(21,816)
Total distributions to shareholders from net investment income	(12,686,584)	(16,206,595)

Increase/(decrease) from Fund share transactions:
Class A Shares	327,862,088	(81,695,905)
Class B Shares	(7,247,986)	(18,077,030)
Class C Shares	7,117,828	(79,871,934)
Class I Shares	192,377,343	58,283,653
Class R Shares	669,416	(708,500)
Net increase/(decrease) from Fund share transactions:	520,778,689	(122,069,716)
Net increase in net assets	791,282,828	420,528,675

Net assets:
Beginning of period	2,812,297,018	2,391,768,343
End of period	$3,603,579,846	$2,812,297,018
Accumulated undistributed net investment income/(loss)	$(7,148,932)	$12,677,670

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Strategic Income Fund

	Six Months		Year Ended
	Ended	Period ended	December 31,
	January 31, 2014	July 31, 2013 *	2012

Net investment income	$1,071,084	$1,244,794	$1,982,556
Net realized gain/(loss) on investments, futures contracts, options contracts, swap contracts and foreign currency transactions	(1,040,463)	1,486,191	(399,915)
Net change in unrealized appreciation/(depreciation) of investments, futures contracts, swap contracts and foreign currency translations	1,792,072	(2,653,818)	4,489,643
Net increase in net assets resulting from operations	1,822,693	77,167	6,072,284

Distributions to shareholders from net investment income:
Class A Shares	(364,008)	(465,226)	(727,166)
Class B Shares	(121,705)	(134,459)	(276,825)
Class C Shares	(406,785)	(428,408)	(842,201)
Class I Shares	(192,525)	(177,910)	(148,305)
Total distributions to shareholders from net investment income	(1,085,023)	(1,206,003)	(1,994,497)

Increase/(decrease) from Fund share transactions:
Class A Shares	(4,911,614)	(1,525,748)	(963,804)
Class B Shares	(1,259,827)	(627,272)	(1,070,745)
Class C Shares	(2,617,438)	(2,413,031)	(1,784,747)
Class I Shares	(707,173)	3,531,507	1,781,274
Net decrease from Fund share transactions:	(9,496,052)	(1,034,544)	(2,038,022)
Net increase/(decrease) in net assets	(8,758,382)	(2,163,380)	2,039,765

Net assets:
Beginning of period	48,627,584	50,790,964	48,751,199
End of period	$39,869,202	$48,627,584	$50,790,964
Accumulated undistributed net investment income/(loss)	$13,247	$27,186	$(31,774)

* The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes in net assets
Unconstrained Bond Fund

Period Ended
January 31, 2014 *

Net investment income	$52,331
Net realized loss on investments, futures contracts, options written, swap contracts and foreign currency transactions	(19,583)
Net change in unrealized appreciation/(depreciation) of investments, futures contracts, options written, swap contracts and foreign currency translations	12,717
Net increase in net assets resulting from operations	45,465

Distributions to shareholders from net investment income:
Class A Shares	(976)
Class C Shares	(153)
Class I Shares	(28,872)
Total distributions to shareholders from net investment income	(30,001)

Increase from Fund share transactions:
Class A Shares	1,000,000
Class C Shares	1,000,000
Class I Shares	23,001,877
Net increase from Fund share transactions:	25,001,877
Net increase in net assets	25,017,341

Net assets:
Beginning of period	—
End of period	$25,017,341
Accumulated undistributed net investment income	$22,330

* Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$3,380,310	$8,842,297
Issued as reinvestment of dividends	393,801	106,782
Redeemed	(5,365,535)	(3,239,138)
Net increase/(decrease)	$(1,591,424)	$5,709,941

Class C shares:
Sold	$3,094,826	$8,715,037
Issued as reinvestment of dividends	354,883	35,786
Redeemed	(2,343,282)	(602,483)
Net increase	$1,106,427	$8,148,340

Class I shares:
Sold	$15,605,979	$17,659,642
Issued as reinvestment of dividends	2,273,522	393,440
Redeemed	(3,678,352)	(5,630,872)
Net increase	$14,201,149	$12,422,210

Shares

Class A shares:
Sold	315,248	867,856
Issued as reinvestment of dividends	37,508	10,507
Redeemed	(506,755)	(313,476)
Net increase/(decrease)	(153,999)	564,887

Class C shares:
Sold	294,887	849,679
Issued as reinvestment of dividends	34,190	3,536
Redeemed	(222,063)	(58,798)
Net increase	107,014	794,417

Class I shares:
Sold	1,473,610	1,697,899
Issued as reinvestment of dividends	216,107	38,671
Redeemed	(347,444)	(542,417)
Net increase	1,342,273	1,194,153

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Dividend & Income Builder Fund

	Six Months
	Ended	Period ended
	January 31, 2014	July 31, 2013 *

Amount

Class A shares:
Sold	$13,317,928	$1,973,672
Issued as reinvestment of dividends	99,942	8,795
Redeemed	(952,769)	(116,681)
Net increase	$12,465,101	$1,865,786

Class C shares:
Sold	$2,158,303	$450,951
Issued as reinvestment of dividends	13,614	3,197
Redeemed	(38,323)	(3,866)
Net increase	$2,133,594	$450,282

Class I shares:
Sold	$3,045,228	$6,556,447
Issued as reinvestment of dividends	37,157	40,178
Redeemed	(371,940)	(5,304,381)
Net increase	$2,710,445	$1,292,244

Shares

Class A shares:
Sold	1,124,793	175,582
Issued as reinvestment of dividends	8,227	807
Redeemed	(78,468)	(10,493)
Net increase	1,054,552	165,896

Class C shares:
Sold	181,892	40,883
Issued as reinvestment of dividends	1,140	296
Redeemed	(3,174)	(356)
Net increase	179,858	40,823

Class I shares:
Sold	252,497	597,065
Issued as reinvestment of dividends	3,083	3,715
Redeemed	(30,458)	(472,291)
Net increase	225,122	128,489

* Fund commenced operations on August 1, 2012.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Emerging Markets Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$4,624,582	$4,365,417
Issued as reinvestment of dividends	—	49,943
Redeemed	(4,269,564)	(2,822,643)
Net increase	$355,018	$1,592,717

Class C shares:
Sold	$594,540	$1,550,330
Issued as reinvestment of dividends	—	6,388
Redeemed	(269,690)	(751,608)
Net increase	$324,850	$805,110

Class I shares:
Sold	$7,095,709	$13,296,073
Issued as reinvestment of dividends	—	104,690
Redeemed	(3,556,112)	(10,485,533)
Net increase	$3,539,597	$2,915,230

Shares

Class A shares:
Sold	522,587	493,674
Issued as reinvestment of dividends	—	5,675
Redeemed	(481,934)	(326,718)
Net increase	40,653	172,631

Class C shares:
Sold	68,314	176,697
Issued as reinvestment of dividends	—	733
Redeemed	(31,103)	(90,932)
Net increase	37,211	86,498

Class I shares:
Sold	790,382	1,507,812
Issued as reinvestment of dividends	—	11,910
Redeemed	(408,028)	(1,218,900)
Net increase	382,354	300,822

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$406,483,006	$96,937,012
Issued as reinvestment of dividends	1,220,839	3,495,075
Redeemed	(65,633,405)	(90,166,202)
Net increase	$342,070,440	$10,265,885

Class B shares:
Sold	$194,744	$218,831
Issued as reinvestment of dividends	—	62,554
Redeemed	(3,062,553)	(7,901,196)
Net decrease	$(2,867,809)	$(7,619,811)

Class C shares:
Sold	$84,707,371	$16,722,655
Issued as reinvestment of dividends	—	495,819
Redeemed	(9,668,037)	(26,033,998)
Net increase/(decrease)	$75,039,334	$(8,815,524)

Class I shares:
Sold	$497,763,522	$159,421,762
Issued as reinvestment of dividends	1,901,500	2,060,013
Redeemed	(47,053,010)	(63,911,827)
Net increase	$452,612,012	$97,569,948

Shares

Class A shares:
Sold	12,204,902	3,696,041
Issued as reinvestment of dividends	34,801	135,521
Redeemed	(2,001,127)	(3,526,993)
Net increase	10,238,576	304,569

Class B shares:
Sold	6,298	8,714
Issued as reinvestment of dividends	—	2,544
Redeemed	(102,575)	(325,906)
Net decrease	(96,277)	(314,648)

Class C shares:
Sold	2,693,473	679,593
Issued as reinvestment of dividends	—	20,213
Redeemed	(313,303)	(1,075,455)
Net increase/(decrease)	2,380,170	(375,649)

Class I shares:
Sold	15,083,335	6,118,514
Issued as reinvestment of dividends	54,205	79,969
Redeemed	(1,408,816)	(2,445,172)
Net increase	13,728,724	3,753,311

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$212,492,277	$317,859,258
Issued as reinvestment of dividends	18,229,701	32,882,277
Redeemed	(86,751,798)	(167,891,412)
Net increase	$143,970,180	$182,850,123

Class C shares:
Sold	$226,036,736	$225,888,510
Issued as reinvestment of dividends	11,903,589	20,134,401
Redeemed	(35,614,524)	(66,934,095)
Net increase	$202,325,801	$179,088,816

Class I shares:
Sold	$349,285,265	$385,822,562
Issued as reinvestment of dividends	17,314,550	25,582,449
Redeemed	(77,068,498)	(122,965,537)
Net increase	$289,531,317	$288,439,474

Shares

Class A shares:
Sold	26,142,644	41,847,410
Issued as reinvestment of dividends	2,248,336	4,334,126
Redeemed	(10,713,933)	(22,263,151)
Net increase	17,677,047	23,918,385

Class C shares:
Sold	27,906,906	29,728,241
Issued as reinvestment of dividends	1,475,512	2,664,089
Redeemed	(4,401,993)	(8,940,948)
Net increase	24,980,425	23,451,382

Class I shares:
Sold	42,852,589	50,592,034
Issued as reinvestment of dividends	2,131,472	3,358,207
Redeemed	(9,460,295)	(16,248,320)
Net increase	35,523,766	37,701,921

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$16,397,944	$49,582,683
Issued as reinvestment of dividends	1,100,055	—
Redeemed	(26,397,611)	(63,726,712)
Net decrease	$(8,899,612)	$(14,144,029)

Class B shares:
Sold	$16,853	$64,881
Issued as reinvestment of dividends	52,166	—
Redeemed	(1,190,139)	(2,036,600)
Net decrease	$(1,121,120)	$(1,971,719)

Class C shares:
Sold	$8,171,869	$8,588,077
Issued as reinvestment of dividends	447,275	—
Redeemed	(6,507,217)	(17,493,664)
Net increase/(decrease)	$2,111,927	$(8,905,587)

Class I shares:
Sold	$15,555,703	$53,780,464
Issued as reinvestment of dividends	580,136	—
Redeemed	(18,827,220)	(30,784,339)
Net increase/(decrease)	$(2,691,381)	$22,996,125

Shares

Class A shares:
Sold	648,986	2,336,620
Issued as reinvestment of dividends	42,654	—
Redeemed	(1,069,672)	(3,014,804)
Net decrease	(378,032)	(678,184)

Class B shares:
Sold	716	3,345
Issued as reinvestment of dividends	2,217	—
Redeemed	(51,302)	(104,592)
Net decrease	(48,369)	(101,247)

Class C shares:
Sold	357,112	443,570
Issued as reinvestment of dividends	19,033	—
Redeemed	(288,721)	(898,304)
Net increase/(decrease)	87,424	(454,734)

Class I shares:
Sold	608,561	2,512,271
Issued as reinvestment of dividends	22,211	—
Redeemed	(734,619)	(1,440,006)
Net increase/(decrease)	(103,847)	1,072,265

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
High Yield Opportunities Fund

	Six Months
	Ended	Period ended
	January 31, 2014	July 31, 2013 *

Amount

Class A shares:
Sold	$117,442	$1,127,415
Issued as reinvestment of dividends	3,215	398
Redeemed	(56,343)	(114)
Net increase	$64,314	$1,127,699

Class C shares:
Sold	$17,597	$1,000,000
Issued as reinvestment of dividends	210	—
Redeemed	(172)	—
Net increase	$17,635	$1,000,000

Class I shares:
Sold	$35,468	$23,778,693
Issued as reinvestment of dividends	467,695	68,766
Redeemed	(107,808)	(154,915)
Net increase	$395,355	$23,692,544

Shares

Class A shares:
Sold	11,384	112,878
Issued as reinvestment of dividends	317	40
Redeemed	(5,537)	(11)
Net increase	6,164	112,907

Class C shares:
Sold	1,710	100,000
Issued as reinvestment of dividends	20	—
Redeemed	(17)	—
Net increase	1,713	100,000

Class I shares:
Sold	3,367	2,377,698
Issued as reinvestment of dividends	45,968	6,893
Redeemed	(10,517)	(15,617)
Net increase	38,818	2,368,974

* Fund commenced operations on April 30, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Amount

Class A shares:
Sold	$466,008,223	$275,251,042
Issued as reinvestment of dividends	6,045,720	8,147,699
Redeemed	(144,191,855)	(365,094,646)
Net increase/(decrease)	$327,862,088	$(81,695,905)

Class B shares:
Sold	$97,516	$112,237
Redeemed	(7,345,502)	(18,189,267)
Net decrease	$(7,247,986)	$(18,077,030)

Class C shares:
Sold	$37,020,393	$23,024,033
Redeemed	(29,902,565)	(102,895,967)
Net increase/(decrease)	$7,117,828	$(79,871,934)

Class I shares:
Sold	$285,916,446	$291,900,748
Issued as reinvestment of dividends	4,711,845	4,735,254
Redeemed	(98,250,948)	(238,352,349)
Net increase	$192,377,343	$58,283,653

Class R shares:
Sold	$2,034,700	$2,328,347
Issued as reinvestment of dividends	3,956	9,883
Redeemed	(1,369,240)	(3,046,730)
Net increase/(decrease)	$669,416	$(708,500)

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2014	July 31, 2013

Shares

Class A shares:
Sold	18,119,551	12,653,875
Issued as reinvestment of dividends	224,999	384,688
Redeemed	(5,711,674)	(17,074,906)
Net increase/(decrease)	12,632,876	(4,036,343)

Class B shares:
Sold	4,144	5,284
Redeemed	(307,687)	(908,898)
Net decrease	(303,543)	(903,614)

Class C shares:
Sold	1,529,099	1,130,119
Redeemed	(1,249,289)	(5,165,111)
Net increase/(decrease)	279,810	(4,034,992)

Class I shares:
Sold	11,092,263	13,635,625
Issued as reinvestment of dividends	175,292	223,678
Redeemed	(3,825,645)	(11,296,233)
Net increase	7,441,910	2,563,070

Class R shares:
Sold	80,241	108,856
Issued as reinvestment of dividends	149	472
Redeemed	(54,232)	(143,934)
Net increase/(decrease)	26,158	(34,606)

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Strategic Income Fund

	Six Months		Year Ended
	Ended	Period ended	December 31,
	January 31, 2014	July 31, 2013*	2012

Amount

Class A shares:
Sold	$2,489,277	$4,311,487	$5,603,423
Issued as reinvestment of dividends	247,152	295,530	532,079
Redeemed	(7,648,043)	(6,132,765)	(7,099,306)
Net decrease	$(4,911,614)	$(1,525,748)	$(963,804)

Class B shares:
Sold	$57,278	$159,430	$622,043
Issued as reinvestment of dividends	93,331	94,785	156,511
Redeemed	(1,410,436)	(881,487)	(1,849,299)
Net decrease	$(1,259,827)	$(627,272)	$(1,070,745)

Class C shares:
Sold	$727,870	$1,068,241	$4,068,174
Issued as reinvestment of dividends	281,650	291,254	551,924
Redeemed	(3,626,958)	(3,772,526)	(6,404,845)
Net decrease	$(2,617,438)	$(2,413,031)	$(1,784,747)

Class I shares:
Sold	$1,148,673	$7,892,375	$2,570,614
Issued as reinvestment of dividends	156,427	171,183	148,178
Redeemed	(2,012,273)	(4,532,051)	(937,518)
Net increase/(decrease)	$(707,173)	$3,531,507	$1,781,274

Shares

Class A shares:
Sold	275,347	472,304	627,594
Issued as reinvestment of dividends	27,480	32,650	60,353
Redeemed	(846,967)	(681,183)	(809,621)
Net decrease	(544,140)	(176,229)	(121,674)

Class B shares:
Sold	6,326	17,408	71,281
Issued as reinvestment of dividends	10,350	10,460	17,734
Redeemed	(156,735)	(97,398)	(208,985)
Net decrease	(140,059)	(69,530)	(119,970)

Class C shares:
Sold	81,323	118,108	464,519
Issued as reinvestment of dividends	31,431	32,330	62,861
Redeemed	(405,672)	(418,191)	(730,681)
Net decrease	(292,918)	(267,753)	(203,301)

Class I shares:
Sold	127,559	874,064	292,845
Issued as reinvestment of dividends	17,429	18,926	16,777
Redeemed	(224,121)	(503,470)	(105,887)
Net increase/(decrease)	(79,133)	389,520	203,735

* The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

See notes to financial statements

Financial statements (unaudited)

Statements of changes – capital stock activity
Unconstrained Bond Fund

	Period Ended
	January 31, 2014	*

Amount

Class A shares:
Sold	$1,000,000
Net increase	$1,000,000

Class C shares:
Sold	$1,000,000
Net increase	$1,000,000

Class I shares:
Sold	$23,001,877
Net increase	$23,001,877

Shares

Class A shares:
Sold	100,000
Net increase	100,000

Class C shares:
Sold	100,000
Net increase	100,000

Class I shares:
Sold	2,300,187
Net increase	2,300,187

* Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

All Asset Fund
Class A
Period Ended 1/31/2014	$10.52	0.05	0.21	0.26	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00

Class C
Period Ended 1/31/2014	$10.43	0.01	0.21	0.22	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00

Class I
Period Ended 1/31/2014	$10.54	0.07	0.21	0.28	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00

Dividend & Income Builder Fund
Class A
Period Ended 1/31/2014	$11.40	0.06	0.68	0.74	(0.15)	(0.02)	(0.17)
Year Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)

Class C
Period Ended 1/31/2014	$11.35	0.02	0.67	0.69	(0.12)	(0.02)	(0.14)
Year Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)

Class I
Period Ended 1/31/2014	$11.39	0.08	0.68	0.76	(0.16)	(0.02)	(0.18)
Year Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the Henderson All Asset Fund and Henderson Dividend & Income Builder Fund invest in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.36	2.48%	$10,248	0.85%	0.99%	0.95%	25%
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.27	1.93%	$10,313	1.60%	0.28%	1.68%	25%
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.36	2.65%	$56,358	0.60%	1.32%	0.63%	25%
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$11.97	6.53%	$14,608	1.30%	0.91%	2.09%	23%
11.40	16.79	1,891	1.30	2.98	7.35	188

$11.90	6.12%	$2,626	2.05%	0.25%	2.87%	23%
11.35	15.94	463	2.05	2.32	8.17	188

$11.97	6.67%	$4,231	1.05%	1.37%	1.89%	23%
11.39	17.01	1,463	1.05	4.18	7.11	188

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Emerging Markets Opportunities Fund
Class A
Period Ended 1/31/2014	$8.49	(0.03)	0.10	0.07	0.00	0.00	0.00
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	0.00	(0.05)
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00

Class C
Period Ended 1/31/2014	$8.37	(0.07)	0.10	0.03	0.00	0.00	0.00
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	0.00	(0.02)
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00

Class I
Period Ended 1/31/2014	$8.49	(0.02)	0.10	0.08	0.00	0.00	0.00
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	0.00	(0.08)
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(d)

$8.56	0.82%	$9,351	1.79%	(0.76)%	2.00%	45%
8.49	7.16	8,930	1.79	0.09	2.15	126
7.97	(16.70)	7,011	1.79	(0.25)	2.51	110
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$8.40	0.36%	$3,495	2.54%	(1.49)%	2.76%	45%
8.37	6.33	3,169	2.54	(0.60)	2.87	126
7.89	(17.31)	2,305	2.54	(1.08)	3.23	110
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$8.57	0.94%	$14,153	1.54%	(0.50)%	1.68%	45%
8.49	7.39	10,773	1.54	0.34	1.80	126
7.98	(16.49)	7,724	1.54	(0.06)	2.16	110
9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

European Focus Fund
Class A
Period Ended 1/31/2014	$29.23	(0.09)	5.01	4.92	(0.07)	0.00	(0.07)
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	0.00	(0.37)
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)

Class B
Period Ended 1/31/2014	$27.74	(0.21)	4.74	4.53	0.00	0.00	0.00
Year Ended 7/31/2013	21.25	0.01	6.58	6.59	(0.10)	0.00	(0.10)
Year Ended 7/31/2012	27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)

Class C
Period Ended 1/31/2014	$27.67	(0.21)	4.74	4.53	0.00	0.00	0.00
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	0.00	(0.17)
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)

Class I
Period Ended 1/31/2014	$29.25	(0.05)	5.01	4.96	(0.12)	0.00	(0.12)
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	0.00	(0.46)
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/2009(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

N/A		$34.08	16.83%	$719,111	1.38%	(0.56)%	1.38%	64%
N/A		29.23	32.13	317,547	1.50	1.01	1.50	115
N/A		22.44	(18.32)	236,974	1.53	1.24	1.53	69
N/A		29.07	25.08	332,755	1.54	0.25	1.54	67
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00	*	20.32	(14.12)	299,183	1.72	1.52	1.72	51

N/A		$32.27	16.33%	$16,696	2.21%	(1.32)%	2.21%	64%
N/A		27.74	31.05	17,023	2.32	0.03	2.32	115
N/A		21.25	(18.97)	19,728	2.36	0.38	2.36	69
N/A		27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	31,555	2.47	0.64	2.47	51

N/A		$32.20	16.37%	$197,914	2.15%	(1.31)%	2.15%	64%
N/A		27.67	31.10	104,206	2.27	0.22	2.27	115
N/A		21.25	(18.94)	88,015	2.32	0.45	2.32	69
N/A		27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	114,401	2.47	0.72	2.47	51

N/A		$34.09	16.96%	$778,707	1.11%	(0.30)%	1.11%	64%
N/A		29.25	32.54	266,517	1.20	1.55	1.20	115
N/A		22.46	(18.04)	120,392	1.21	1.65	1.21	69
N/A		29.10	25.40	129,452	1.29	0.57	1.29	67
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00	*	20.34	52.36	8,954	1.60	0.78	1.60	51

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees

Global Equity Income Fund
Class A
Period Ended 1/31/2014	$7.85	0.19	0.17	0.36	(0.21)	(0.21)	0.00
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	0.00
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	0.00
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	0.00
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	(0.52)	0.00	*
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	(0.55)	0.00	*

Class C
Period Ended 1/31/2014	$7.81	0.16	0.17	0.33	(0.18)	(0.18)	0.00
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	0.00
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	0.00
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	0.00
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	(0.47)	0.00	*
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	(0.49)	0.00	*

Class I
Period Ended 1/31/2014	$7.86	0.20	0.17	0.37	(0.22)	(0.22)	0.00
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	0.00
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	0.00
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	0.00
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	(0.54)	0.00
Period Ended 7/31/2009(a)	6.08	0.32	1.00	1.32	(0.28)	(0.28)	0.00

(a)	The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

N/A		$8.00	4.52%	$862,375	1.14%	4.61%	1.14%	45%
N/A		7.85	18.58	707,252	1.22	6.56	1.22	130
N/A		7.06	1.59	467,318	1.29	6.97	1.29	108
N/A		7.45	14.13	489,400	1.32	6.18	1.32	127
0.00	*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155

N/A		$7.96	4.16%	$797,459	1.90%	3.84%	1.90%	45%
N/A		7.81	17.65	587,376	1.98	5.85	1.98	130
N/A		7.03	0.82	363,751	2.05	6.21	2.05	108
N/A		7.42	13.35	363,455	2.07	5.36	2.07	127
0.00	*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155

N/A		$8.01	4.65%	$963,078	0.88%	4.84%	0.88%	45%
N/A		7.86	18.87	665,505	0.95	6.95	0.95	130
N/A		7.07	1.87	332,048	1.01	7.38	1.01	108
N/A		7.46	14.55	198,216	1.07	6.35	1.07	127
0.00	*	6.99	5.87	92,146	1.11	8.60	1.12	174
0.00	*	7.12	22.03	9,119	1.15	13.83	1.32	155

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Global Technology Fund
Class A
Period Ended 1/31/2014	$23.22	(0.09)	3.10	3.01	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	0.00
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00

Class B
Period Ended 1/31/2014	$21.26	(0.17)	2.83	2.66	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	18.18	(0.10)	3.18	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00

Class C
Period Ended 1/31/2014	$21.23	(0.17)	2.84	2.67	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00

Class I
Period Ended 1/31/2014	$23.50	(0.05)	3.13	3.08	0.00	(0.17)	(0.17)
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	0.00
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00
Period Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

N/A		$26.06	12.96%	$180,184	1.45%	(0.68)%	1.45%	31%
N/A		23.22	17.93	169,279	1.49	0.28	1.49	83
N/A		19.69	(4.18)	156,948	1.50	(0.75)	1.50	113
N/A		20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160

N/A		$23.75	12.51%	$9,186	2.27%	(1.50)%	2.27%	31%
N/A		21.26	16.94	9,249	2.31	(0.52)	2.31	83
N/A		18.18	(4.97)	9,751	2.36	(1.62)	2.36	113
N/A		19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160

N/A		$23.73	12.58%	$81,870	2.22%	(1.45)%	2.22%	31%
N/A		21.23	16.97	71,401	2.26	(0.49)	2.26	83
N/A		18.15	(4.87)	69,286	2.29	(1.54)	2.29	113
N/A		19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160

N/A		$26.41	13.11%	$107,292	1.19%	(0.42)%	1.19%	31%
N/A		23.50	18.21	97,882	1.22	0.51	1.22	83
N/A		19.88	(3.87)	61,492	1.23	(0.47)	1.23	113
N/A		20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00	*	13.34	34.21	2,914	1.71	(0.74)	1.71	160

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

High Yield Opportunities Fund
Class A
Period Ended 1/31/2014	$9.98	0.31	0.34	0.65	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)

Class C
Period Ended 1/31/2014	$9.99	0.27	0.33	0.60	(0.29)	(0.03)	(0.32)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)

Class I
Period Ended 1/31/2014	$9.97	0.32	0.33	0.65	(0.35)	(0.03)	(0.38)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$10.27	6.57%	$1,222	1.10%	6.11%	1.77%	182%
9.98	0.92	1,127	1.10	6.07	2.82	136

$10.27	6.06%	$1,044	1.85%	5.35%	2.54%	182%
9.99	0.81	999	1.85	5.27	3.63	136

$10.24	6.59%	$24,652	0.85%	6.35%	1.39%	182%
9.97	1.06	23,608	0.85	6.27	1.82	136

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

International Opportunities Fund
Class A
Period Ended 1/31/2014	$23.79	(0.05)	2.41	2.36	(0.09)	0.00	(0.09)
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	0.00	(0.15)
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)

Class B
Period Ended 1/31/2014	$22.40	(0.15)	2.27	2.12	0.00	0.00	0.00
Year Ended 7/31/2013	18.13	(0.06)	4.33	4.27	0.00	0.00	0.00
Year Ended 7/31/2012	20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)

Class C
Period Ended 1/31/2014	$22.40	(0.14)	2.27	2.13	0.00	0.00	0.00
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	0.00
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)

Class I
Period Ended 1/31/2014	$23.82	(0.02)	2.29	2.27	(0.02)	0.00	(0.02)
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	0.00	(0.22)
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00

Class R
Period Ended 1/31/2014	$23.44	(0.09)	2.51	2.42	(0.15)	0.00	(0.15)
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	0.00	(0.07)
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

N/A		$26.06	9.92%	$1,937,208	1.39%	(0.40)%	1.39%	38%
N/A		23.79	24.64	1,467,583	1.46	0.66	1.46	129
N/A		19.22	(11.17)	1,263,648	1.47	0.78	1.47	45
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66

N/A		$24.52	9.46%	$36,372	2.23%	(1.23)%	2.23%	38%
N/A		22.40	23.55	40,023	2.29	(0.30)	2.29	129
N/A		18.13	(11.90)	48,771	2.32	(0.07)	2.32	45
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66

N/A		$24.53	9.51%	$471,739	2.18%	(1.19)%	2.18%	38%
N/A		22.40	23.62	424,538	2.26	(0.18)	2.26	129
N/A		18.12	(11.87)	416,582	2.29	(0.02)	2.29	45
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66

N/A		$26.07	10.06%	$1,149,714	1.12%	(0.14)%	1.12%	38%
N/A		23.82	25.00	872,974	1.16	1.04	1.16	129
N/A		19.25	(10.93)	656,313	1.20	1.09	1.20	45
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$25.71	9.78%	$8,547	1.69%	(0.71)%	1.69%	38%
N/A		23.44	24.23	7,180	1.76	0.34	1.76	129
N/A		18.93	(11.60)	6,454	1.94	0.42	1.94	45
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
	Net asset value, beginning of period	Net investment income (loss)(d)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital

Strategic Income Fund
Class A
Period Ended 1/31/2014	$8.93	0.23	0.16	0.39	(0.24)	0.00	0.00
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	0.00
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	0.00
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)
Period ended 12/31/2009(b)	7.60	0.21	0.83	1.04	0.00	0.00	(0.20)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00
Year Ended 7/31/2008	10.87	0.71	(1.37)	(0.66)	(0.76)	0.00	0.00

Class B
Period Ended 1/31/2014	$8.95	0.20	0.15	0.35	(0.20)	0.00	0.00
Period Ended 7/31/2013(a)	9.14	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00
Year Ended 12/31/2012	8.40	0.33	0.74	1.07	(0.33)	0.00	0.00
Year Ended 12/31/2011	8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)
Period ended 12/31/2009(b)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00
Year Ended 7/31/2008	10.84	0.64	(1.36)	(0.72)	(0.68)	0.00	0.00

Class C
Period Ended 1/31/2014	$8.89	0.20	0.15	0.35	(0.20)	0.00	0.00
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	0.00
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)
Period ended 12/31/2009(b)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00
Year Ended 7/31/2008	10.86	0.64	(1.37)	(0.73)	(0.68)	0.00	0.00

Class I
Period Ended 1/31/2014	$8.91	0.24	0.15	0.39	(0.25)	0.00	0.00
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	0.00
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	0.00
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Strategic Income Fund changed its fiscal year end from July 31 to December 31 effective December 31, 2009.
(c)	Class I commenced operations on April 29, 2011.
(d)	Per share data was calculated using average shares outstanding during the period.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

					Ratios to average net assets:
Total distributions	Redemption fees		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

(0.24)	N/A		$9.08	4.42%	$10,982	1.10%	5.10%	1.41%	32%
(0.23)	N/A		8.93	0.39	15,656	1.10	4.36	1.44	50
(0.40)	N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
(0.44)	N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
(0.46)	0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38
(0.20)	0.00	*	8.44	13.82	35,656	1.30	6.19	1.63	11
(0.70)	0.00	*	7.60	(10.71)	28,905	1.30	8.69	1.62	53
(0.76)	0.00	*	9.45	(6.47)	64,687	1.30	6.87	1.45	41

(0.20)	0.00		$9.10	3.98%	$5,030	1.85%	4.35%	2.23%	32%
(0.18)	0.00		8.95	(0.07)	6,198	1.85	3.62	2.21	50
(0.33)	0.00		9.14	12.97	6,963	1.85	3.77	2.12	47
(0.38)	0.00		8.40	(0.69)	7,412	1.94	4.29	2.27	41
(0.40)	0.00	*	8.83	9.21	8,537	2.05	4.55	2.29	38
(0.18)	0.00	*	8.46	13.59	7,824	2.05	5.44	2.38	11
(0.64)	0.00	*	7.61	(11.23)	6,325	2.05	8.02	2.37	53
(0.68)	0.00	*	9.44	(7.00)	5,789	2.05	6.13	2.20	41

(0.20)	0.00		$9.04	4.03%	$17,163	1.85%	4.36%	2.19%	32%
(0.18)	0.00		8.89	(0.06)	19,483	1.85	3.62	2.20	50
(0.33)	0.00		9.08	12.95	22,328	1.85	3.77	2.11	47
(0.38)	0.00		8.35	(0.80)	22,244	1.94	4.29	2.26	41
(0.40)	0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38
(0.18)	0.00	*	8.41	13.22	30,152	2.05	5.45	2.38	11
(0.64)	0.00	*	7.59	(11.55)	28,513	2.05	7.96	2.37	53
(0.68)	0.00	*	9.45	(7.09)	62,906	2.05	6.17	2.20	41

(0.25)	0.00		$9.05	4.48%	$6,694	0.85%	5.37%	1.11%	32%
(0.24)	0.00		8.91	0.54	7,291	0.85	4.59	1.16	50
(0.42)	0.00		9.10	14.06	3,903	0.85	4.79	1.07	47
(0.32)	0.00		8.37	(4.10)	1,885	0.85	5.16	1.25	41

See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:				Less distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Unconstrained Bond Fund
Class A
Period Ended 1/31/2014(a)	$10.00	0.02	(0.00	)*	0.02	(0.01)	0.00	(0.01)

Class C
Period Ended 1/31/2014(a)	$10.00	0.01	(0.00	)*	0.01	(0.00)*	0.00	(0.00)*

Class I
Period Ended 1/31/2014(a)	$10.00	0.02	(0.00	)*	0.02	(0.01)	0.00	(0.01)

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$10.01	0.20%	$1,001	1.15%	1.61%	2.74%	15%

$10.01	0.12%	$1,001	1.90%	0.86%	3.49%	15%

$10.01	0.23%	$23,016	0.90%	1.87%	2.48%	15%

See notes to financial statements

Notes to financial statements (unaudited)

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Opportunities Fund, Henderson Strategic Income Fund and Henderson Unconstrained Bond Fund (collectively, the “Funds”) are included in this report. Each is a separate series of the Trust and each is diversified except for the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson High Yield Opportunities Fund and Henderson Unconstrained Bond Fund. The Henderson Unconstrained Bond Fund commenced operations on December 20, 2013.

The Henderson All Asset Fund is a Fund-of-Funds (“FoF”) that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market and derivative instruments. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets. The FoFs’ “Portfolio of Investments” lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

Share Classes
Fund	A	B	C	I	R
All Asset	✓	n/a	✓	✓	n/a
Dividend &
Income Builder	✓	n/a	✓	✓	n/a
Emerging Markets
Opportunities	✓	n/a	✓	✓	n/a
European Focus	✓	✓	✓	✓	n/a
Global Equity Income	✓	n/a	✓	✓	n/a
Global Technology	✓	✓	✓	✓	n/a
High Yield
Opportunities	✓	n/a	✓	✓	n/a
International
Opportunities	✓	✓	✓	✓	✓
Strategic Income	✓	✓	✓	✓	n/a
Unconstrained Bond	✓	n/a	✓	✓	n/a

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.  Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. The Funds do not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Funds. As described in the prospectus, Class B shares of a particular Fund may continue to be exchanged with Class B shares of other Henderson Global Funds.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter (“OTC”) market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Notes to financial statements (unaudited)

Short-term investments purchased with an original or remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair market value. Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable forward rate.

OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and option contracts are valued using independent values provided by independent pricing services when available, otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors. Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Notes to financial statements (unaudited)

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for speculative purposes of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying asset. The Funds realize a gain or loss upon the expiration or closing of the futures contracts. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange’s clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options contracts

The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on securities and financial derivative instruments in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument, while purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options which is included on the Fund’s Statement of Assets and Liabilities as an investment. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. Purchased options are generally exchange traded with limited counterparty risk as settlement is facilitated through a central clearinghouse. Accordingly, the risk is generally limited to the premium paid. When applicable, option contracts purchased by the Funds and contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as “Options written, at value” on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is

Notes to financial statements (unaudited)

exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The number of options contracts written and the premiums received by the Unconstrained Bond Fund during the period ended January 31, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	—	$—
Options written during period	1,060,045	14,080
Options closed during period	—	—
Options outstanding, end of period	1,060,045	14,080

Swap contracts

The Funds may enter into interest rate, total return, credit default, inflation, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market (“OTC swaps”), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a pre-determined period of time.

Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.

Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in the valuation of centrally cleared swaps are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains

Notes to financial statements (unaudited)

or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of their contract (which is limited with respect to centrally cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. There is limited counterparty credit risk with respect to centrally cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on the fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds’ maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At January 31, 2014, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $1,551,004 for the Strategic Income Fund and $202,305 for the Unconstrained Bond Fund.  Alternatively, under an interest rate swap, as notional is not exchanged, the Funds’ maximum risk of loss is limited to the market value as described above.

When applicable, open swap contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The Financial Accounting Standards Board (“FASB”) requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity’s risk exposure. Further, in January 2013, the FASB issued Accounting Standard Update (“ASU”) 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The update clarifies the scope of ASU 2011-11 which requires enhanced disclosures around financial instruments and derivative instruments that are either offset in accordance with US GAAP or are subject to an enforceable master netting arrangement (“MNA”) or similar agreement. The updates mandate that entities disclose both gross and net information about such financial instruments and transactions eligible for offset on the Statements of Assets and Liabilities, in addition to required disclosure of collateral received and posted in connection with MNAs or similar agreements. Adoption of the updates has no effect on the Funds’ net assets. Accordingly, the following tables summarize each Fund’s fair value of derivative instruments held at January 31, 2014 and the related location on the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure, in addition to supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNAs. Note that all OTC instruments (forward foreign currency contracts, certain credit default swap and interest rate swap contracts and certain options contracts) with Barclays Bank plc, Citibank, N.A., Deutsche Bank AG and JPMorgan Chase Bank, N.A., are all subject to MNAs.

All Asset:

	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Equity risk	Unrealized appreciation on open futures contracts	$84,291
Interest rate risk	Unrealized appreciation on open futures contracts	$13,855
Liabilities
Equity risk	Unrealized depreciation on open futures contracts	$351,999
Foreign currency risk	Unrealized depreciation on forward foreign currency contracts	$91,894

Notes to financial statements (unaudited)

European Focus:
	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Foreign currency risk	Unrealized appreciation on forward foreign currency contracts	$1,537,110
Liabilities
Foreign currency risk	Unrealized depreciation on forward foreign currency contracts	$34,043

Global Equity Income:
	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Foreign currency risk	Unrealized appreciation on forward foreign currency contracts	$505,740

International Opportunities:
	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Foreign currency risk	Unrealized appreciation on forward foreign currency contracts	$6,191,164
Liabilities
Foreign currency risk	Unrealized depreciation on forward foreign currency contracts	$1,512,312

Strategic Income:
	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Interest rate risk	Unrealized appreciation on open futures contracts	$67,143
Foreign currency risk	Unrealized appreciation on forward foreign currency contracts	$65,276
Credit risk	Unrealized appreciation on open swap contracts	$50,050
Credit risk	Credit default swap contracts premiums paid	$99,486

	Location on Statement	Fair
	of Assets and Liabilities	value
Liabilities
Credit risk	Unrealized depreciation on open swap contracts	$1,415
Credit risk	Credit default swap contracts premiums received	$30,982

Unconstrained Bond:
	Location on Statement	Fair
	of Assets and Liabilities	value
Assets
Interest rate risk	Unrealized appreciation on open futures contracts	$57,133
Foreign currency risk	Unrealized appreciation on forward foreign currency contracts	$194,845
Credit risk	Credit default swap contracts premiums paid	$22,682
Foreign currency risk	Investments, at fair value (for purchased options)	$42,870
Interest rate risk	Investments, at fair value (for purchased options)	$33,862
Interest rate risk	Unrealized appreciation on open swap contracts	$78,858
Liabilities
Interest rate risk	Unrealized depreciation on open futures contracts	$90,056
Foreign currency risk	Unrealized depreciation on forward foreign currency contracts	$58,505
Credit risk	Unrealized depreciation on open swap contracts	$2,713
Interest rate risk	Unrealized depreciation on swap contracts	$114,735
Inflation risk	Unrealized depreciation on swap contracts	$10,959
Interest rate risk	Options written, at value	$10,173
Foreign currency risk	Options written, at value	$7,996

Notes to financial statements (unaudited)

All Asset Fund
Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
	—	—	—	—
Total	—	—	—	—

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	91,894	—	—	91,894
Total	91,894	—	—	91,894

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. All futures contracts are exchange traded for which their settlement is guaranteed by the clearinghouse and not subject to arrangements with particular counterparties.

*	Forward currency contracts with State Street Bank, London are not subject to a legally enforceable MNA or other similar agreements that provide legally enforceable right of offset.

European Focus

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
JPMorgan Chase Bank, N.A.	574,039	—	—	574,039
Citibank, N.A.	963,071	—	—	963,071
Total	1,537,110	—	—	1,537,110

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Deutsche Bank AG	34,043	—	—	34,043
Total	34,043	—	—	34,043

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

Notes to financial statements (unaudited)

Global Equity Income

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	505,740	—	—	505,740
Total	505,740	—	—	505,740

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
	—	—	—	—
Total	—	—	—	—

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.
*	Forward currency contracts with State Street Bank, London are not subject to a legally enforceable MNA or other similar agreements that provide legally enforceable right of offset.

International Opportunities

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	6,191,164	—	—	6,191,164
Total	6,191,164	—	—	6,191,164

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Deutsche Bank AG	1,330,393	—	—	1,330,393
Total	1,330,393	—	—	1,330,393
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	181,919	—	—	181,919
Total	181,919	—	—	181,919

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.
*	Forward currency contracts with State Street Bank, London are not subject to a legally enforceable MNA or other similar agreements that provide legally enforceable right of offset.

Notes to financial statements (unaudited)

Strategic Income

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	36,398	(1,149)	—	35,249
Citibank, N.A.	24,316	—	—	24,316
Deutsche Bank AG	47,371	(266)	—	47,105
JPMorgan Chase Bank, N.A.	7,241	—	—	7,241
Total	115,326	(1,415)	—	113,911

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	1,149	(1,149)	—	—
Deutsche Bank AG	266	(266)	—	—
Total	1,415	(1,415)	—	—
Amounts not subject to a master netting or similar arrangement:
–	—	—	—	—
Total	—	—	—	—

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. All futures contracts are exchange traded for which their settlement is guaranteed by the clearinghouse and not subject to arrangements with particular counterparties.

Unconstrained Bond

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	47,062	(31,778)	—	15,284
Citibank, N.A.	30,160	(3,545)	—	26,615
Deutsche Bank AG	148,180	(34,733)	—	113,447
JPMorgan Chase Bank, N.A.	46,665	(34,731)	—	11,934
Total	272,067	(104,787)	—	167,280

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	31,778	(31,778)	—	—
Citibank, N.A.	3,545	(3,545)	—	—
Deutsche Bank AG	34,733	(34,733)	—	—
JPMorgan Chase Bank, N.A.	34,731	(34,731)	—	—
Total	104,787	(104,787)	—	—

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. All futures contracts and those options contracts that are explicitly identified as exchange-traded are traded on a registered exchange for which their settlement is guaranteed by the clearinghouse and not subject to arrangements with particular counterparties. The same facts and circumstances apply to centrally cleared swap contracts and for that reason they are also excluded from the above disclosure.

Notes to financial statements (unaudited)

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the period and the related location on the accompanying Statements of Operations is summarized in the following table by primary risk exposure:

All Asset:
	Location on Statement
	of Operations
Realized gain/(loss)
Equity risk	Net realized gain/(loss) from futures contracts	$1,332,005
Interest Rate Risk	Net realized gain/(loss) from futures contracts	$46,518
Foreign currency risk	Net realized gain/(loss) from foreign currency transactions	$(172,660)
Change in unrealized appreciation/(depreciation)
Equity risk	Net change in unrealized appreciation/(depreciation) of futures contracts	$(700,400)
Interest Rate Risk	Net change in unrealized appreciation/(depreciation) of futures contracts	$13,855
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$(151,258)

European Focus:
	Location on Statement
	of Operations
Realized gain/(loss)
Foreign currency risk	Net realized gain/(loss) from foreign currency transactions	$(2,511,588)
Change in unrealized appreciation/(depreciation)
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$2,907,457

Global Equity Income:
	Location on Statement
	of Operations
Realized gain/(loss)
Foreign currency risk	Net realized gain/(loss) from foreign currency transactions	$(20,789,460)
Change in unrealized appreciation/(depreciation)
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$4,552,074

High Yield Opportunities:
	Location on Statement
	of Operations
Realized gain/(loss)
Credit risk	Net realized gain (loss) from swap contracts	$10,271
Change in unrealized appreciation/(depreciation)
Credit risk	Net change in unrealized appreciation/(depreciation) of credit default swap contracts	$(6,586)

International Opportunities:
	Location on Statement
	of Operations
Realized gain/(loss)
Foreign currency risk	Net realized gain/(loss) from foreign currency transactions	$(8,374,830)
Change in unrealized appreciation/(depreciation)
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$14,819,572

Notes to financial statements (unaudited)

Strategic Income:
	Location on Statement
	of Operations
Realized gain/(loss)
Interest rate risk	Net realized gain/(loss) from futures contracts	$119,635
Credit risk	Net realized gain (loss) from swap contracts	$64,586
Foreign currency risk	Net realized gain/(loss) from foreign currency transactions	$(1,814,002)
Change in unrealized appreciation/(depreciation)
Interest rate risk	Net change in unrealized appreciation/(depreciation) of futures contracts	$94,154
Credit risk	Net change in unrealized appreciation/(depreciation) of swap contracts	$63,987
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$401,554

Unconstrained Bond:
	Location on Statement
	of Operations
Realized gain/(loss)
Interest rate risk	Net realized gain/(loss) from futures contracts	$27,205
Interest rate risk	Net realized gain (loss) from investment transactions (for purchased options)	$3,027
Credit risk	Net realized gain (loss) from swap contracts	$(1,242)
Interest rate risk	Net realized gain (loss) from swap contracts	$11,385
Change in unrealized appreciation/(depreciation)
Interest rate risk	Net change in unrealized appreciation/(depreciation) of futures contracts	$(32,923)
Interest rate risk	Net change in unrealized appreciation/(depreciation) of investments (for purchased options)	$12,241
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of investments (for purchased options)	$6,032
	Location on Statement
	of Operations
Change in unrealized appreciation/(depreciation) (cont.)
Interest rate risk	Net change in unrealized appreciation/(depreciation) of written options contracts	$(2,426)
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of written options contracts	$(1,663)
Credit risk	Net change in unrealized appreciation/(depreciation) of swap contracts	$(2,713)
Inflation risk	Net change in unrealized appreciation/(depreciation) of swap contracts	$(10,959)
Interest rate risk	Net change in unrealized appreciation/(depreciation) of swap contracts	$(35,877)
Foreign currency risk	Net change in unrealized appreciation/(depreciation) of translation of other assets and liabilities	$136,340

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.  The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Notes to financial statements (unaudited)

Deferred offering costs

Costs incurred in connection with the offering and initial registration of High Yield Opportunities and Unconstrained Bond have been deferred in conformity with US GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Emerging Markets Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$2,860,357	$67,296

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	248,276,050	—

Global Equity Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$11,842,447	$—
7/31/16	506,123	—
7/31/17	40,759,829	—
7/31/18	75,631,427	—
7/31/19	38,549,435	—

Global Technology

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/17	2,312,696	—
7/31/18	8,744,622	—

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/17	40,548,387	—
7/31/18	688,182,842	—

Notes to financial statements (unaudited)

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$58,763	$—
7/31/14	207,447	—
7/31/15	477,632	—
7/31/16	1,001,344	—
7/31/17	34,174,962	—
7/31/18	336,160	—

Note that All Asset, Dividend & Income Builder and High Yield Opportunities do not have any capital loss carryforwards to apply against future earnings. Unconstrained Bond commenced operations on December 20, 2013 and thus does not have any capital loss carryforwards.

During the year ended July 31, 2013 the Funds utilized the following capital loss carryforwards:

All Asset	$86,853
Dividend & Income Builder	—
Emerging Markets Opportunities	—
European Focus	9,379,330
Global Equity Income	—
Global Technology	12,315,494
High Yield Opportunities	—
International Opportunities	75,269,012
Strategic Income *	971,714

*
For seven months ended July 31, 2013. During the seven months ended July 31, 2013, Strategic Income Fund had $341,836 of capital loss carryforward expire. During the year ended December 31, 2012, the Strategic Income Fund utilized no capital loss carryforwards.

At July 31, 2013, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income
Builder	—	—
Emerging Markets
Opportunities	—	131,190
European Focus	—	2,484,450
Global Equity Income	—	—
Global Technology	794,719	—
High Yield
Opportunities	—	—
International Opportunities	—	—
Strategic Income	—	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

The tax character of distributions paid during the six months ended January 31, 2014 and the year ended July 31, 2013 were as follows:

Six months ended	Ordinary	Capital
January 31, 2014	income	gains
All Asset	$980,064	$2,099,671
Dividend & Income Builder	132,329	37,918
Emerging Markets Opportunities	—	—
European Focus	3,710,266	—
Global Equity Income	58,224,071	—
Global Technology	—	2,465,935
High Yield Opportunities	899,998	65,653
International Opportunities	12,686,584	—
Strategic Income	1,085,023	—
Unconstrained Bond	30,001	—

Year ended	Ordinary	Capital
July 31, 2013	income	gains
All Asset	$542,605	$—
Dividend & Income Builder	54,539	—
Emerging Markets Opportunities	163,785	—
European Focus	7,586,086	—
Global Equity Income	97,926,333	—
Global Technology	—	—
High Yield Opportunities	340,001	—
International Opportunities	16,206,595	—
Strategic Income *	1,206,003	—

*
For seven months ended July 31, 2013. For the year ended December 31, 2012, the tax character of distributions paid by Strategic Income in the amount of $1,994,497 were comprised entirely of ordinary income.

Notes to financial statements (unaudited)

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation
	income	(losses	)	(depreciation )
All Asset	$1,442,738	$392,324		$856,013
Dividend &Income Builder	143,672	—		127,694
Emerging Markets Opportunities	—	—		(586,430)
European Focus	3,871,366	—		71,921,219
Global Equity Income	1,493,762	—		130,747,777
Global Technology	—	—		75,629,856
High Yield Opportunities	157,661	—		(220,096)
International Opportunities	12,685,873	—		472,443,119
Strategic Income	107,200	—		(1,293,693)

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

Note 3. Fair value measurements

US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

Tables summarizing each Fund’s investments that are measured at fair value by level within the fair value hierarchy at January 31, 2014 have been listed after each Fund’s Portfolio of Investments.

Any transfers between levels are disclosed, effective at the end of the period, in each Fund’s table with the reasons for the transfers disclosed in a note to the table, if applicable.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
Opportunities	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%

Notes to financial statements (unaudited)

Strategic Income*	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%

*
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited (“HIML”), also an indirect wholly-owned subsidiary of Henderson Group plc, to act as the investment sub-adviser to the Funds, except for Strategic Income and High Yield Opportunities. Under a separate Sub-Advisory Agreement, the sub-adviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-adviser as these fees are paid from the fees earned by HGINA.

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	0.85%	N/A	1.60%	0.60%	N/A
Dividend &Income Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging Markets Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European Focus	2.00%	2.75%	2.75%	1.75%	N/A
Global Equity Income	1.40%	N/A	2.15%	1.15%	N/A
Global Technology	2.00%	2.75%	2.75%	1.75%	N/A
High Yield Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%
Strategic Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained Bond	1.15%	N/A	1.90%	0.90%	N/A

*
With respect to investments in affiliated underlying funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

These agreements will remain in effect through July 31, 2020, except the agreement for All Asset, Dividend & Income Builder and Emerging Markets Opportunities, which are effective through July 31, 2015. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in Sub-accounting fees in the Statements of Operations.

At January 31, 2014, HGINA owned the following number of shares in the following Funds:

Shares
All Asset Class A	473
All Asset Class C	470
All Asset Class I	106
Dividend & Income Builder Class A	2,598
Dividend & Income Builder Class C	2,585
Dividend & Income Builder Class I	20,855
High Yield Opportunities Class A	100,000
High Yield Opportunities Class C	100,000
High Yield Opportunities Class I	573,913
Strategic Income Class I	1,270

HGI (Investments) Limited is an indirect wholly-owned subsidiary of Henderson Group plc. At January 31, 2014, HGI (Investments) Limited owned the following number of shares in the following Funds:

Shares
Unconstrained Bond Class A	100,000
Unconstrained Bond Class C	100,000
Unconstrained Bond Class I	2,300,000

Notes to financial statements (unaudited)

An affiliated entity of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At January 31, 2014, the All Asset Fund held 0.1% of the Henderson Global Equity Income Fund, 0.6% of the Henderson Global Technology Fund and 2.8% of the Henderson Strategic Income Fund. Transactions in affiliates during the period ended January 31, 2014 were as follows:

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation	Gain/	Value	Dividend
Affiliate	7/31/2013	at Cost	Sales	(Depreciation)	(Loss)	1/31/2014	Income
All Asset
Henderson Global Equity Income Fund	$—	$1,453,489	$—	$17,392	$—	$1,470,881	$39,046
Henderson Global Technology Fund	1,031,701	889,927	—	209,563	—	2,131,191	—
Henderson Strategic Income Fund	730,359	389,305	—	12,463	—	1,132,127	24,773

The aggregate cost and value of affiliates at January 31, 2014 is $4,399,567 and $4,734,199, respectively. Investments in affiliates represented 6.15% of total net assets of the All Asset Fund as of January 31, 2014.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer who performs services directly related to the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended January 31, 2014, were as follows:

	Purchases	Sales
All Asset	$12,748,244	$10,921,496
Dividend & Income Builder	19,353,197	2,928,189
Emerging Markets Opportunities	15,435,815	11,443,920
European Focus	1,547,945,526	731,526,547
Global Equity Income	1,655,735,993	1,020,981,077
Global Technology	107,892,257	129,098,334
High Yield Opportunities	44,960,609	45,386,381
International Opportunities	1,569,540,921	1,167,562,703
Strategic Income	13,475,362	22,430,840
Unconstrained Bond	25,429,692	3,043,917

The US federal income tax basis of investments excluding foreign currency and forward currency contracts at January 31, 2014, and the gross unrealized appreciation and depreciation, were as follows:

	All	Dividend &
	Asset	Income Builder
Cost	$74,136,798	$20,535,170
Gross unrealized appreciation	2,259,080	843,760
Gross unrealized depreciation	(427,167)	(383,086)
Net unrealized appreciation (depreciation)	1,831,913	460,674

Notes to financial statements (unaudited)

	Emerging Markets	European
	Opportunities	Focus
Cost	$26,289,271	$1,588,667,914
Gross unrealized appreciation	2,376,047	209,796,403
Gross unrealized depreciation	(1,956,205)	(99,318,352)
Net unrealized appreciation (depreciation)	419,842	110,478,051

	Global Equity	Global
	Income	Technology
Cost	$2,444,031,998	$272,599,670
Gross unrealized appreciation	192,148,661	109,444,424
Gross unrealized depreciation	(82,433,789)	(2,450,786)
Net unrealized appreciation (depreciation)	109,714,872	106,993,638

	High Yield	International
	Opportunities	Opportunities
Cost	$25,865,043	$3,032,212,631
Gross unrealized appreciation	632,674	704,235,044
Gross unrealized depreciation	(106,236)	(142,066,639)
Net unrealized appreciation (depreciation)	526,438	562,168,405

	Strategic	Unconstrained
	Income	Bond
Cost	$38,749,684	$24,252,221
Gross unrealized appreciation	3,314,276	176,639
Gross unrealized depreciation	(3,141,087)	(207,970)
Net unrealized appreciation/depreciation	173,189	(31,331)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of January 31, 2014.

Note 8. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly in Emerging Markets Opportunities Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors’ debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, may have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, the High Yield Opportunities Fund and Unconstrained Bond Fund are also subject to higher concentrations of investments in lower quality

Notes to financial statements (unaudited)

high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.

Note 9. Borrowing arrangements

The Trust maintains a $100 million credit facility to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the Funds in the Trust. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the six months ended January 31, 2014.

Note 10. Recently issued accounting pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Funds’ management believes the release will have no impact to the Funds.

Other information (unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2013 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolios of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ending July 31, 2013. In February 2014, shareholders will receive Form 1099-DIV, which includes their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

During the period ended January 31, 2014, All Asset, European Focus, Global Equity Income, International Opportunities, Unconstrained Bond and World Select paid the following distributions, which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

All Asset

				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
12/30/2013	12/27/2013	Class A:	$0.11466	62.3%	0.0%	37.7%
		Class C:	$0.06502	62.3%	0.0%	37.7%
		Class I:	$0.15360	62.3%	0.0%	37.7%

European Focus
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
12/30/2013	12/27/2013	Class A:	$0.07263	12.1%	0.0%	87.9%
		Class I:	$0.12336	12.1%	0.0%	87.9%

Other information (unaudited)

Global Equity
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
12/30/2013	12/30/2013	Class A:	$0.038000	62.5%	0.0%	37.5%
		Class C:	$0.032646	62.5%	0.0%	37.5%
		Class I:	$0.039924	62.5%	0.0%	37.5%

International Opportunities
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
12/30/2013	12/27/2013	Class A:	$0.09182	44.4%	0.0%	55.6%
		Class R:	$0.02411	44.4%	0.0%	55.6%
		Class I:	$0.15090	44.4%	0.0%	55.6%

Unconstrained Bond
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
1/30/2014	1/30/2014	Class A:	$0.009763	73.6%	0.0%	26.4%
		Class R:	$0.001531	73.6%	0.0%	26.4%
		Class I:	$0.012552	73.6%	0.0%	26.4%

World Select*
				% from
				accumulated	% from	% from
				undistributed	accumulated	paid-in
Pay Date	Ex-Date	Amount		net income	realized gains	capital
8/27/2013	8/27/2013	Class A:	$0.003871	62.8%	0.0%	37.2%
		Class I:	$0.041491	62.8%	0.0%	37.2%

*The Henderson World Select Fund terminated and liquidated on 8/30/2013.

Other information (unaudited)

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2014.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds’ Statements of Operations net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset	0.85%	N/A	1.60%	0.60%	N/A
Dividend &Income Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging Markets Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European Focus	1.38%	2.21%	2.15%	1.11%	N/A
Global Equity Income	1.14%	N/A	1.90%	0.88%	N/A
Global Technology	1.45%	2.27%	2.22%	1.19%	N/A
High Yield Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International Opportunities	1.39%	2.23%	2.18%	1.69%	1.12%
Strategic Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained Bond	1.15%	N/A	1.90%	0.90%	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the “Commentaries and Performance Summaries” section of this report beginning on page 2. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Other information (unaudited)

Table 1

	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	August 1,	January 31,	the
Actual	2013	2014	period*
All Asset
Class A	$1,000.00	$1,024.80	$4.34
Class C	1,000.00	1,019.30	8.14
Class I	1,000.00	1,026.50	3.06
Dividend & Income Builder
Class A	$1,000.00	$1,065.30	$6.77
Class C	1,000.00	1,061.20	10.65
Class I	1,000.00	1,066.70	5.47
Emerging Market Opportunities
Class A	$1,000.00	$1,008.20	$9.06
Class C	1,000.00	1,003.60	12.83
Class I	1,000.00	1,009.40	7.80
European Focus
Class A	$1,000.00	$1,168.30	$7.54
Class B	1,000.00	1,163.30	12.05
Class C	1,000.00	1,163.70	11.73
Class I	1,000.00	1,169.60	6.07
Global Equity Income
Class A	$1,000.00	$1,045.20	$5.88
Class C	1,000.00	1,041.60	9.78
Class I	1,000.00	1,046.50	4.54
Global Technology
Class A	$1,000.00	$1,129.60	$7.78
Class B	1,000.00	1,125.10	12.16
Class C	1,000.00	1,125.80	11.90
Class I	1,000.00	1,131.10	6.39
High Yield Opportunities
Class A	$1,000.00	$1,065.70	$5.73
Class C	1,000.00	1,060.60	9.61
Class I	1,000.00	1,065.90	4.43
International Opportunities
Class A	$1,000.00	$1,099.20	$7.35
Class B	1,000.00	1,094.60	11.77
Class C	1,000.00	1,095.10	11.51
Class I	1,000.00	1,097.80	8.94
Class R	1,000.00	1,100.60	5.93
Strategic Income
Class A	$1,000.00	$1,044.20	$5.67
Class B	1,000.00	1,039.80	9.51
Class C	1,000.00	1,040.30	9.51
Class I	1,000.00	1,044.80	4.38
Unconstrained Bond**
Class A	$1,000.00	$1,002.00	$1.36
Class C	1,000.00	1,001.20	2.19
Class I	1,000.00	1,002.30	1.04

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	August 1,	January 31,	the
expenses)	2013	2014	period*
All Asset
Class A	$1,000.00	$1,020.92	$4.33
Class C	1,000.00	1,017.14	8.13
Class I	1,000.00	1,022.18	3.06
Dividend & Income Builder
Class A	$1,000.00	$1,018.65	$6.61
Class C	1,000.00	1,014.87	10.41
Class I	1,000.00	1,019.91	5.35
Emerging Market Opportunities
Class A	$1,000.00	$1,016.18	$9.10
Class C	1,000.00	1,012.40	12.88
Class I	1,000.00	1,017.44	7.83
European Focus
Class A	$1,000.00	$1,08.25	$7.02
Class B	1,000.00	1,014.06	11.22
Class C	1,000.00	1,014.37	10.92
Class I	1,000.00	1,019.61	5.65
Global Equity Income
Class A	$1,000.00	$1,019.46	$5.80
Class C	1,000.00	1,015.63	9.65
Class I	1,000.00	1,020.77	4.48
Global Technology
Class A	$1,000.00	$1,017.90	$7.37
Class B	1,000.00	1,013.76	11.52
Class C	1,000.00	1,014.01	11.27
Class I	1,000.00	1,019.21	6.06
High Yield Opportunities
Class A	$1,000.00	$1,019.66	$5.60
Class C	1,000.00	1,015.88	9.40
Class I	1,000.00	1,020.92	4.33
International Opportunities
Class A	$1,000.00	$1,018.20	$7.07
Class B	1,000.00	1,013.96	11.32
Class C	1,000.00	1,014.22	11.07
Class I	1,000.00	1,016.69	8.59
Class R	1,000.00	1,019.56	5.70
Strategic Income
Class A	$1,000.00	$1,019.66	$5.60
Class B	1,000.00	1,015.88	9.40
Class C	1,000.00	1,015.88	9.40
Class I	1,000.00	1,020.92	4.33
Unconstrained Bond**
Class A	$1,000.00	$1,019.26	$6.01
Class C	1,000.00	1,015.63	9.65
Class I	1,000.00	1,020.67	4.58

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

**
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 42 days in the period, and divided by 365 (to reflect the one-half year period).

Trustees and officers (unaudited)

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
James G. O’Brien*	State Street Bank & Trust Company
Charles Thompson II*	State Street Financial Center
One Lincoln Street
Officers	Boston, MA 02111
James G. O’Brien, President
Charles Thompson II, Vice President	Auditors
Alanna P. Nensel, Vice President	Ernst & Young LLP
David Latin, Vice President	155 North Wacker Drive
Scott E. Volk, Vice President	Chicago, IL 60606
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer	For more information
Troy M. Statczar, Treasurer	Please call 1.866.4HENDERSON
Adam T. Reich, Assistant Treasurer	(1.866.443.6337)
or visit our website:
www.henderson.com

*	Trustee is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

Privacy notice

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 3, 2014

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    April 3, 2014